UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material under §240.14a-12

Matson, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

Matson, Inc.

1411 Sand Island Parkway, Honolulu, Hawaii 96819

                                                                                                                                March 9, 2015

To the Shareholders of Matson, Inc.:

You are invited to attend the 2015 Annual Meeting of Shareholders of Matson, Inc. (“Matson” or the “Company”), to be held in the Bankers Club on the 30th Floor of the First Hawaiian Center, 999 Bishop Street, Honolulu, Hawaii, on Thursday, April 23, 2015 at 8:30 a.m., Hawaii Standard Time. At the meeting, we will have the opportunity to discuss the Company’s financial performance during 2014, and our future plans and expectations.

We have elected to provide access to our proxy materials over the internet under the Securities and Exchange Commission’s “notice and access” rules. On or around March 9, 2015, we expect to distribute to our shareholders either (i) a copy of our proxy statement, the accompanying proxy card and our annual report or (ii) the Notice of Internet Availability of Proxy Materials (the “Notice”) only. The Notice contains instructions for how to access our proxy statement and annual report over the Internet and how to request a paper copy of the proxy statement and annual report.

Your vote is important—no matter how many or how few shares you may own. Whether or not you plan to attend the Annual Meeting, please read the proxy statement and vote as soon as possible. You may vote via the Internet, by telephone or, if you receive printed proxy materials, by mailing a proxy card. Instructions for Internet and telephone voting are included in your proxy card and the proxy statement (if you receive your materials by mail). Any shareholder attending the Annual Meeting may vote in person even if a proxy has been returned.

Thank you for your continued support of Matson.

Sincerely,

MATTHEW J. COX President and Chief Executive Officer

Matson, Inc.

1411 Sand Island Parkway, Honolulu, Hawaii 96819

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

The Annual Meeting of Shareholders of Matson, Inc. will be held in the Bankers Club on the 30th Floor of the First Hawaiian Center, 999 Bishop Street, Honolulu, Hawaii, on Thursday, April 23, 2015 at 8:30 a.m., Hawaii Standard Time, to:

1.                                      Elect the seven directors named in the proxy statement to serve until the next Annual Meeting of Shareholders and until their successors are duly elected and qualified;

2.                                      Approve, on an advisory basis, executive compensation;

3.                                      Approve the material terms of the Performance Goals under the Matson, Inc. 2007 Incentive Compensation Plan to comply with Section 162(m) of the Internal Revenue Code;

4.                                      Ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm for the ensuing year; and

5.                                      Transact such other business as properly may be brought before the meeting or any adjournment or postponement thereof.

The Board of Directors has set the close of business on February 17, 2015 as the record date for the meeting. Owners of Matson, Inc. stock at the close of business on that date are entitled to receive notice of and to vote at the meeting. Shareholders will be asked at the meeting to present valid photo identification. Shareholders holding stock in brokerage accounts must present a copy of a brokerage statement reflecting stock ownership as of the record date.

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE PROMPTLY VOTE VIA THE INTERNET OR BY TELEPHONE, OR IF YOU RECEIVE PRINTED PROXY MATERIALS, BY MAILING THE PROXY CARD.

By Order of the Board of Directors,

PETER T. HEILMANN Senior Vice President, Chief Legal Officer and Corporate Secretary
March 9, 2015

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE SHAREHOLDER MEETING TO BE HELD ON APRIL 23, 2015

The Notice of Annual Meeting of Shareholders, Proxy Statement and the

Annual Report to Shareholders are available at www.proxyvote.com.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING	1
PROPOSAL 1 — ELECTION OF DIRECTORS	6
CORPORATE GOVERNANCE	11
Director Independence	11
Board Leadership Structure	11
The Board’s Role in Risk Oversight	11
Pay Risk Assessment	11
Board of Directors and Committees of the Board	12
Nominating Committee Process	13
Corporate Governance Guidelines	13
Compensation of Directors	14
Director Share Ownership Guidelines	15
Communications with Directors	15
SECURITY OWNERSHIP OF CERTAIN SHAREHOLDERS	16
CERTAIN INFORMATION REGARDING DIRECTORS AND EXECUTIVE OFFICERS	17
Security Ownership of Directors and Executive Officers	17
Section 16(a) Beneficial Ownership Reporting Compliance	17
Certain Relationships and Transactions	17
Code of Ethics	18
Code of Conduct	18
Executive Officers	18
EXECUTIVE COMPENSATION	20
Compensation Discussion and Analysis	20
Compensation Committee Report	30
Compensation Committee Interlocks and Insider Participation	30
Summary Compensation Table	30
Grants of Plan-Based Awards	31
Outstanding Equity Awards at Fiscal Year End	33
Option Exercises and Stock Vested	34
Pension Benefits	34
Non-Qualified Deferred Compensation	36
Other Potential Post-Employment Payments	36
PROPOSAL 2 — ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION	41
PROPOSAL 3 — APPROVAL OF THE MATERIAL TERMS OF THE PERFORMANCE GOALS UNDER THE MATSON, INC. 2007 INCENTIVE COMPENSATION PLAN TO COMPLY WITH SECTION 162(M) OF THE INTERNAL REVENUE CODE	42
Material Terms of the Performance Goals for Performance-Based Awards under the 2007 Incentive Compensation Plan	43
Equity Compensation Plan Information	45
AUDIT COMMITTEE REPORT	46
PROPOSAL 4 — RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	46
OTHER BUSINESS	47
SHAREHOLDER PROPOSALS FOR 2016	47
SHAREHOLDERS WITH THE SAME ADDRESS	47
COPIES OF ANNUAL REPORT ON FORM 10-K	48

Matson, Inc.

1411 Sand Island Parkway, Honolulu, Hawaii 96819

PROXY STATEMENT

Annual Meeting of Shareholders

Thursday, April 23, 2015

The Board of Directors (the “Board of Directors” or the “Board”) of Matson, Inc. (“Matson” or the “Company”) is soliciting your proxy to vote at the 2015 Annual Meeting of Shareholders to be held on Thursday, April 23, 2015 at 8:30 a.m., Hawaii Standard Time, and any adjournment or postponement of that meeting (the “Annual Meeting”). The Annual Meeting will be held at the Bankers Club on the 30th Floor of the First Hawaiian Center, 999 Bishop Street, Honolulu, Hawaii. This Proxy Statement and the accompanying proxy card and Notice of Annual Meeting of Shareholders were first mailed or otherwise made available, on or about March 9, 2015, to shareholders of record as of February 17, 2015, the record date for the Annual Meeting.

In accordance with rules and regulations adopted by the U.S. Securities and Exchange Commission (“SEC”), instead of mailing a printed copy of our proxy materials to each shareholder of record, we are furnishing proxy materials on the Internet. On or around March 9, 2015, we mailed to our shareholders (other than to certain registered holders, certain street name shareholders, or those who previously requested electronic or paper delivery) a Notice of Internet Availability of Proxy Materials, which contains instructions as to how you may access and review on the Internet all of our proxy materials, including this Proxy Statement and our annual report. The Notice of Internet Availability of Proxy Materials also instructs you as to how you may vote your proxy on the Internet. If you would prefer to receive printed proxy materials, please follow the instructions for requesting printed materials contained in the Notice of Internet Availability of Proxy Materials. This process is designed to expedite shareholders’ receipt of proxy materials, lower the cost of the Annual Meeting and help conserve natural resources.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

Who may attend the Annual Meeting?

All shareholders are invited to attend the Annual Meeting. If you are the beneficial owner of shares held in the name of your broker, bank or other nominee, you must bring proof of ownership (e.g., a current broker’s statement) in order to be admitted to the Annual Meeting.

Who is entitled to vote at the Annual Meeting?

You are entitled to receive notice of, and to vote at, the Annual Meeting if you own shares of Matson common stock at the close of business on February 17, 2015, the record date for the Annual Meeting. At the close of business on the record date, there were 43,377,239 shares of Matson common stock issued and outstanding.  Each share of common stock is entitled to one vote on each matter to be voted on at the Annual Meeting.

What matters will be voted on at the Annual Meeting?

There are three proposals scheduled to be considered and voted on at the Annual Meeting:

•                  Election of seven directors;

•                  Advisory vote to approve executive compensation;

•                  Approval of the material terms of the Performance Goals under the Matson, Inc. 2007 Incentive Compensation Plan to comply with Section 162(m) of the Internal Revenue Code; and

•                  Ratification of appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2015.

Shareholders also will be asked to consider and vote at the Annual Meeting on any other matter that may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting. At this time, the Board is unaware of any matters, other than those set forth above, that may properly come before the Annual Meeting.

What are the Board’s voting recommendations?

The Board recommends that you vote as follows:

•                  “FOR” each of the seven nominees for director;

•                  “FOR” the approval, on an advisory basis, of our executive compensation;

•                  “FOR” the approval of the material terms of the Performance Goals under the Matson, Inc. 2007 Incentive Compensation Plan to comply with Section 162(m) of the Internal Revenue Code; and

•                  “FOR” the ratification of the appointment of our independent registered public accounting firm for the year ending December 31, 2015.

How do I vote by proxy before the Annual Meeting?

If you are a shareholder of record, you may submit a proxy by telephone, via the Internet or by mail.

•                  Submitting a Proxy by Telephone: You can submit a proxy for your shares by telephone until 11:59 p.m. Eastern Daylight Time (5:59 p.m. Hawaii Standard Time), on April 22, 2015, by calling 1-800-690-6903. Telephone proxy submission is available 24 hours a day. Easy-to-follow voice prompts allow you to submit a proxy for your shares and confirm that your instructions have been properly recorded. Our telephone proxy submission procedures are designed to authenticate shareholders by using individual control numbers.

•                  Submitting a Proxy Via the Internet: You can submit a proxy via the Internet until 11:59 p.m. Eastern Daylight Time (5:59 p.m. Hawaii Standard Time), on April 22, 2015, by accessing www.proxyvote.com and following the instructions you will find on the website. Internet proxy submission is available 24 hours a day. As with telephone proxy submission, you will be given the opportunity to confirm that your instructions have been properly recorded.

•                  Submitting a Proxy by Mail: If you choose to submit a proxy by mail, simply mark your proxy card, date and sign it, and return it in the postage paid envelope provided with the proxy card to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, New York 11717.

By casting your vote in any of the three ways listed above, you are authorizing the individuals listed on the proxy to vote your shares in accordance with your instructions. You may also attend the Annual Meeting and vote in person.

If you are a “street name” holder, you must provide instructions on voting to your broker, bank, trust or other nominee holder.

What is the difference between a “shareholder of record” and a “street name” holder?

These terms describe how your shares are held. If your shares are registered directly in your name with our independent transfer agent and registrar, Computershare Shareowner Services LLC, you are a “shareholder of record.” If your shares are held in the name of a brokerage, bank, trust or other nominee as a custodian, you are a “street name” holder and you are considered the “beneficial owner” of the shares. As the beneficial owner of shares, you have the right to direct your broker, trustee or nominee how to vote your shares, and you will receive separate instructions from your broker, bank or other holder of record describing how to vote your shares.

How many proxy cards might I receive?

You could receive multiple proxy cards if you hold your shares in different ways (e.g., joint tenancy, trusts and custodial accounts) or in multiple accounts. If your shares are held in “street name,” you will receive your proxy card or other voting information from your broker, bank, trust or other nominee, and you will return your proxy card or cards to such broker, bank, trust or other nominee. You should complete and sign each proxy card you receive, unless you are a “shareholder of record” and you elect to vote by telephone or via the Internet.

Can I vote my shares in person at the Annual Meeting?

Yes. If you decide to join us in person at the Annual Meeting and you are a “shareholder of record,” you may vote your shares in person at the Annual Meeting. If you hold your shares as a “street name” holder, you must obtain a proxy from your broker, bank, trust or other nominee, giving you the right to vote the shares at the Annual Meeting, otherwise you will be unable to vote at the Annual Meeting.

Can I revoke my proxy or change my vote after I have submitted a proxy?

You may revoke your proxy or change your vote at any time before it is exercised by:

•                  delivering to the Corporate Secretary a written notice of revocation, dated later than the proxy, before the vote is taken at the Annual Meeting;

•                  delivering to the Corporate Secretary an executed proxy bearing a later date, before the vote is taken at the Annual Meeting;

•                  submitting a proxy on a later date by telephone or via the Internet (only your last telephone or Internet proxy will be counted), before 11:59 p.m. Eastern Daylight Time (5:59 p.m. Hawaii Standard Time), on April 22, 2015; or

•                  attending the Annual Meeting and voting in person (your attendance at the Annual Meeting, in and of itself, will not revoke the proxy).

Any written notice of revocation, or later dated proxy, should be delivered to:

Peter T. Heilmann

Corporate Secretary

Matson, Inc.

555 12th Street

Oakland, California 94607

(510) 628-4000

Alternatively, you may hand deliver a written revocation notice, or a later dated proxy, to the Corporate Secretary at the Annual Meeting before we begin voting.

If your shares are held by a bank, broker or other nominee, you must follow the instructions provided by the bank, broker or other nominee if you wish to revoke your proxy or change your vote.

What constitutes a quorum for the Annual Meeting?

In order to take action on the proposals at the Annual Meeting, a quorum, consisting of a majority of the outstanding shares entitled to vote as of the record date, must be present in person or by proxy. Abstentions and broker non-votes will be counted as shares that are present for purposes of determining quorum.

What are the voting requirements for each of the proposals?

Provided a quorum is present:

Proposal 1 — Election of Directors: Directors will be elected by a plurality of the votes cast by the shares entitled to vote in the election of directors. A “plurality” voting standard means that the seven nominees who receive the most “for” votes cast will be elected as directors.

Proposal 2 — Advisory vote to approve Executive Compensation:  The affirmative vote of a majority of the votes cast in person or by proxy at the Annual Meeting is required to approve the advisory vote to approve executive compensation.

Proposal 3 — Approval of the Material Terms of the Performance Goals under the Company’s 2007 Incentive Compensation Plan to comply with Section 162(m) of the Internal Revenue Code: The affirmative vote of a majority of the votes cast in person or by proxy at the Annual Meeting is required to approve the material terms of the performance goals under the 2007 Incentive Compensation Plan.

Proposal 4 — Ratification of the appointment of Deloitte and Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2015: The affirmative vote of a majority of the votes cast in person or by proxy at the Annual Meeting is required to ratify the appointment of the Company’s independent registered public accounting firm.

What is a broker “non-vote”?

A broker “non-vote” occurs when a broker or other nominee who holds shares for a beneficial owner is unable to vote those shares for the beneficial owner because the broker or other nominee does not have discretionary voting power for the proposal and has not received voting instructions from the beneficial owner of the shares. Brokers will have discretionary voting power to vote shares for which no voting instructions have been provided by the beneficial owner only with respect to the proposal to ratify the appointment of the Company’s independent registered public accounting firm. Brokers will not have such discretionary voting power to vote shares with respect to the election of directors or the advisory vote to approve executive compensation.

How will abstentions and broker non-votes affect the votes?

Abstentions and broker non-votes will have no effect on the voting results for any matter, as they are not considered to be votes cast.

How will my shares be voted if I give my proxy but do not specify how my shares should be voted?

If you provide specific voting instructions, your shares will be voted at the Annual Meeting in accordance with your instructions. If you hold shares in your name and sign and return a proxy card without giving specific voting instructions, your shares will be voted “FOR” each of the proposals in accordance with the Board’s recommendations.

Who will count the votes?

At the Annual Meeting, votes will be counted by an election inspector from the Company. Such inspector will be present at the Annual Meeting to process the votes cast by our shareholders, make a report of inspection, count the votes cast by our shareholders and certify as to the number of votes cast on each proposal.

Who will conduct the proxy solicitation and how much will it cost?

We are soliciting proxies from shareholders on behalf of our Board and will pay for all costs incurred by it in connection with the solicitation. In addition to solicitation by mail, the directors, officers and employees of Matson and its subsidiaries may solicit proxies from shareholders in person or by telephone, facsimile or email without additional compensation other than reimbursement for their actual expenses.

We have retained Georgeson, a proxy solicitation firm, to assist us in the solicitation of proxies for the Annual Meeting. We will pay Georgeson a fee of approximately $7,500 and reimburse the firm for reasonable out-of-pocket expenses.

Arrangements also will be made with brokerage firms and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of stock held of record by such persons, and we will reimburse such custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses in connection with the forwarding of solicitation materials to the beneficial owners of our stock.

Where can I find the voting results of the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting and publish final results on a Form 8-K filed with the SEC within four business days after the Annual Meeting.

If you have any questions about voting your shares or attending the Annual Meeting, please call our Corporate Secretary at (510) 628-4000 or Georgeson toll free at (888) 663-7851.

PROPOSAL 1 — ELECTION OF DIRECTORS

Directors will be elected at the Annual Meeting to serve until the next Annual Meeting of Shareholders and until their successors are duly elected and qualified.

Director Nominees and Qualification of Directors

The nominees of the Board of Directors are the seven persons named below, all of whom currently are members of the Board of Directors. The Board of Directors believes that all nominees will be able to serve. However, if any nominee should decline or become unable to serve for any reason, shares represented by the accompanying proxy will be voted for the replacement person nominated by the Board of Directors.

The following table provides the name, age (as of March 9, 2015) and principal occupation of each person nominated by the Board of Directors, their business experience during at least the last five years, the year each was first elected or appointed a director (including to predecessor companies) and qualifications of each director. Our Board members have a diverse range of perspectives and are knowledgeable about our businesses. Each director contributes in establishing a board climate of trust and respect, where deliberations are open and constructive. In selecting nominees, the Board has considered these factors and has reviewed the qualifications of each nominated director, which includes the factors reflected below:

W. Blake Baird Age: 54 Director Since: 2006

•                  Chairman of the Board and Chief Executive Officer, Terreno Realty Corporation, San Francisco, California (“Terreno”) (real estate investment trust) (NYSE:TRNO) since February 2010;

•                  Managing Partner and Co-Founder of Terreno Capital Partners LLC (real estate investment) from September 2007 to February 2010; and

•                  President of AMB Property Corporation (“AMB”) (real estate investment trust), now known as ProLogis, Inc. (NYSE:PLD), from January 2000 to December 2006 and Director of AMB from May 2001 to December 2006.

Director Qualifications

As Chairman of the Board, Chief Executive Officer and co-founder of Terreno, a publicly traded real estate investment trust, and as a former President and director of AMB, a large, publicly traded real estate investment trust, now known as ProLogis, Inc., Mr. Baird brings to the Board experience in managing complex business organizations that, among other business activities, lease real estate to logistics companies. This experience has provided Mr. Baird with financial expertise and he has been designated by the Board of Directors as an Audit Committee Financial Expert. In addition, Mr. Baird has business operating experience in the Company’s port markets and also in China, Japan and Singapore, which are important shipping nations.

Michael J. Chun Age: 71 Director Since: 1990

•                  Retired President and Headmaster of The Kamehameha Schools Kapālama Campus, Honolulu, Hawaii (educational institution) from June 1988 to June 2012; and

•                  Director of Bank of Hawaii Corporation since April 2004.

Director Qualifications

As former President and Headmaster of The Kamehameha Schools Kapālama Campus, a major educational institution and community endowment in Hawaii with an annual operating budget of more than $50 million, Dr. Chun contributes insights about Hawaii and Matson’s operating markets through his involvement in the Hawaii business community and local community organizations.  In addition, Dr. Chun formerly served as Associate Professor in the School of Public Health and Department of Civil Engineering at the University of Hawai`i, which, along with his leadership at Kamehameha Schools, provided extensive knowledge of Micronesia and the South Pacific, two important Matson markets.  He also has public company board experience, both with the Company since 1990 and with Bank of Hawaii Corporation and its banking subsidiary, Bank of Hawaii, Hawaii’s second largest financial institution.

Matthew J. Cox Age: 53 Director Since: 2012

•                  Chief Executive Officer of Matson since June 2012;

•                  President of Matson’s subsidiary, Matson Navigation Company, Inc. (“MatNav”) since October 2008;

•                  Executive Vice President and Chief Operating Officer of MatNav, from July 2005 to September 2008;

•                  Senior Vice President and Chief Financial Officer of MatNav, from June 2001 to June 2005;

•                  Variety of positions, including Vice President, Refrigerated Containers, at American President Lines (“APL”) (global container transportation company) from 1987 to 1999; and

•                 Director of Standard Club Europe Ltd (England), a mutual association of ship owners that insures ship owners, operators and charterers for their liabilities to third parties arising out of ship operations, since February 2012.

Director Qualifications

As a member of Matson’s senior management team for over 13 years and with 30 years of transportation and logistics experience, Mr. Cox brings to the Board an in-depth knowledge of all aspects of the Company’s operations, and is knowledgeable about Matson’s operating markets through his Matson, APL and other experience and his involvement in the Hawaii business community and local community organizations.

Walter A. Dods, Jr. Age: 73 Director Since: 1989

•                  Non-Executive Chairman of the Board of Matson since January 2010;

•                  Lead Independent Director of Matson’s predecessor from April 2006 to December 2009;

•                  Director of Alexander & Baldwin, Inc. (after separation from Matson) (NYSE: ALEX) from June 2012 to April 2014;

•                  Director of Hawaiian Telcom Holdco, Inc. (formerly known as Hawaiian TelCom Communications, Inc.) (“Hawaiian TelCom”) (NASDAQ:HCOM) Honolulu, Hawaii (telecommunications) since December 2010;

•                  Non-Executive Chairman of the Board of Hawaiian TelCom from May 2008 to October 2010;

•                  Non-Executive Chairman of the Board of FHB, a subsidiary of BancWest (formerly known as First Hawaiian, Inc. prior to a 1998 merger) (banking) from January 2005 to December 2008;

•                  Non-Executive Chairman of the Board of BancWest from January 2005 to December 2007; Chairman of the Board and Chief Executive Officer of BancWest and FHB, from September 1989 to December 2004; Director of BancWest since March 1993;

•                  Director of BancWest’s banking subsidiaries, FHB since December 1979 and Bank of the West since November 1998;

•                  Director of Grace Pacific Corporation from 1985 to September 2013;

•                  Director of Pacific Guardian Life since 1982, and Servco Pacific since 2005;

•                  Non-Executive Chairman of Mid Pac Petroleum since 2007;

•                  Director of Pohaku Pa’a, LLC since November 2014; and

•                  Director of Maui Land & Pineapple Company, Inc. from October 2004 to May 2010.

Director Qualifications

As Chairman of the Board of Matson, and as a result of his career as Chairman of the Board and Chief Executive Officer of BancWest, a national financial institution, and Chairman of the Board of Hawaiian TelCom, a local telecommunications provider, Mr. Dods brings to the Board experience in managing complex business organizations. He also has banking and financial expertise. He is knowledgeable about Hawaii and Matson’s operating markets through his involvement in the Hawaii business community and local community organizations, including through his 30 years of service as Chairman of the Japan Hawaii Economic Counsel and his current service as Chairman of the Hawaii Asia Pacific Association.

Thomas B. Fargo Age: 66 Director Since: 2011

•                  Non-Executive Chairman of the Board, Huntington Ingalls Industries (military shipbuilder) (NYSE:HII) since March 2011;

•                  Commander, U.S. Pacific Command, from 2002 to 2005;

•                  John M. Shalikashvili Chair in National Security Studies at the National Bureau of Asian Research since 2010;

•                  Owner, Fargo Associates, LLC (defense and homeland/national security consultancy) since 2005;

•                  Chief Executive Officer, Hawaii Superferry, Inc. (interisland ferry) from 2008 to 2009;

•                  President, Trex Enterprises Corporation (defense research and development firm) from 2005 to 2008;

•                  Member, Operating Executive Board and Advisory Board (non-fiduciary), J.F. Lehman & Company (private equity firm);

•                  Director, Hawaiian Electric Industries, Inc. (“HEI”) (NYSE: HE) and Hawaiian Electric Company, Inc. (“HECO”), a subsidiary of HEI (electric utility/banking), since March 2005;

•                  Director of Northrop Grumman Corporation from 2008 to March 2011;

•                  Director of Hawaiian Holdings, Inc. from 2005 to 2008;

•                  Director of United Services Automobile Association since 2006;

•                  Director of GTA Teleguam (telecommunications) since 2006; and

•                  Director of AtHoc, Inc. since 2009.

Director Qualifications

Through his various executive and leadership roles, Admiral Fargo brings to the Board experience in maritime and military operations and in managing complex business organizations. He is knowledgeable about Hawaii and Matson’s operating markets through his involvement in the Hawaii business community and local community organizations. Admiral Fargo also has extensive diplomatic, business and policy experience in Asia. As the senior military commander in East Asia and the Pacific, he was responsible for U.S. security arrangements and engagement with the respective governments of the region. He also has public company board experience via his service on a number of publicly traded companies, including Huntington Ingalls Industries, where he is Chairman of the Board, and HEI.

Constance H. Lau Age: 62 Director Since: 2004

•                  President, Chief Executive Officer and Director of HEI, Honolulu, Hawaii (electric utility/banking) (NYSE:HE) since May 2006;

•                  Chairman of the Boards and Director of American Savings Bank, F.S.B. (“ASB”) and HECO, subsidiaries of HEI, since May 2006;

•                  Chief Executive Officer of ASB from June 2001 to November 2010;

•                  President and a Director of ASB from June 2001 to February 2008; and

•                  Director of Associated Electric & Gas Insurance Services since June 2008.

Director Qualifications

As President, Chief Executive Officer and a director of HEI, a large, publicly-traded Hawaii corporation, and as Chair of the Board of HEI’s banking and utility subsidiaries, Ms. Lau brings to the Board experience with capital intensive infrastructure and regulated industries as well as in managing complex business organizations. She also serves as Chair, National Infrastructure Advisory Council, which advises the President of the United States on the security of critical infrastructure sectors, including transportation, and their information systems. In addition, Ms. Lau has extensive experience in the banking industry and has been designated by the Board of Directors as an Audit Committee Financial Expert. She also is knowledgeable about Hawaii and Matson’s operating markets through her involvement in the Hawaii business community and local community organizations, including serving as chair of the Consuelo Foundation focused on charitable efforts in the Philippines.

Jeffrey N. Watanabe Age: 72 Director Since: 2003

•                  Lead Independent Director of Alexander & Baldwin, Inc. (post-separation from Matson) since June 2012;

•                  Non-Executive Chairman of the Board of HEI since May 2006; Director of HEI since April 1987;

•                  Director of HECO from February 1999 to July 2006 and from February 2008 to May 2011, and ASB since May 1988, each a subsidiary of HEI; and

•                  Retired Founder, Watanabe Ing LLP (“WI”), Honolulu, Hawaii (attorneys at law) since July 2007; Partner, WI, from 1971 to June 2007.

Director Qualifications

As Chairman of the Board of HEI, Lead Independent Director of Alexander & Baldwin, Inc. and former managing partner and founder of a Honolulu law firm, Mr. Watanabe brings to the Board insights into corporate governance and leadership skills. He has both public and private company board experience, and is knowledgeable about Hawaii and Matson’s operating markets through his involvement in the Hawaii business community and local community organizations. In addition, Mr. Watanabe has extensive legal, business and board experience in the Asia and Pacific Region, including representing and sitting on boards of companies involved with the Asia Pacific Basin, formerly chairing the Consuelo Foundation focused on charitable efforts in the Philippines, formerly serving as General Counsel to the East-West Center, which promotes better relations among the nations of Asia, the Pacific and the United States, and serving as a member on the former Japan Hawaii Economic Council and the Hawaii Asia Pacific Association.

The Board of Directors recommends that shareholders vote “FOR” each of the seven nominees for director.

CORPORATE GOVERNANCE

Director Independence

The NYSE listing standards and our Corporate Governance Guidelines require that a majority of our Board of Directors and every member of the Audit, Compensation and Nominating and Corporate Governance Committees be “independent.” The Board has reviewed each of its current directors (the nominees named above) and has determined that all such members of the Board, with the exception of Mr. Cox, who is an executive officer of Matson, are independent under NYSE rules. In making its independence determinations, the Board considered the transactions, relationships or arrangements described below in “Certain Information Regarding Directors and Executive Officers—Certain Relationships and Transactions”, as well as the following, none of which the Board deemed to be material to Matson: Dr. Chun—Matson’s banking relationships with Bank of Hawaii, an entity of which Dr. Chun is a director; Mr. Dods—Matson’s banking relationships with First Hawaiian Bank, an entity of which Mr. Dods is a director; Admiral Fargo—Matson’s banking relationships with American Savings Bank, the corporate parent of which Admiral Fargo is a director; Ms. Lau— Matson’s banking relationships with American Savings Bank, the corporate parent of which Ms. Lau is the president, chief executive officer, and a director; and Mr. Watanabe—Matson’s banking relationships with American Savings Bank, an entity of which Mr. Watanabe is a director, and Matson’s separation agreements with Alexander & Baldwin, Inc., an entity of which Mr. Watanabe is a director.

Board Leadership Structure

The Board recognizes that one of its key responsibilities is to evaluate and determine its optimal leadership structure so as to provide independent oversight of management. The Board understands that there is no single, generally accepted approach to providing Board leadership, and that given the dynamic and competitive environment in which we operate, the right Board leadership structure may vary as circumstances warrant. The Board currently has a separate Chairman of the Board and Chief Executive Officer (“CEO”). In separating these two positions, the Board recognizes that an independent Chairman can be beneficial in establishing a system of corporate checks and balances, and that managing the Board can be a time-intensive responsibility. In addition, this leadership structure allows the CEO to focus on operating and managing the Company. For these reasons, the Board has determined that its leadership structure is appropriate for Matson at this time.

The Board’s Role in Risk Oversight

The Board has oversight of the risk management process, which it administers in part through the Audit Committee. One of the Audit Committee’s responsibilities involves discussing policies regarding risk assessment and risk management. Risk oversight plays a role in all major Board decisions and the evaluation of risk is a key part of the decision-making process. For example, the identification of risks and the development of sensitivity analyses are key requirements for capital requests that are presented to the Board.

This risk management process occurs throughout all levels of the organization, but is also facilitated through a formal process in which a risk management working group and a risk management steering committee (comprised of senior management) meet regularly to identify and address significant risks. Risk management is reflected in the Company’s compliance, auditing and risk management functions, and its risk-based approach to strategic and operating decision-making. Management reviews its risk management activities with the full Board of Directors on a regular basis. The Board periodically receives various reports on risk-related matters, including presentations by senior management that cover an overview of the risk management program and include risk management perspectives from each of Matson’s business segments in the companywide strategic plan.

Pay Risk Assessment

In 2014, management worked with the Compensation Committee and Exequity LLP, an independent executive compensation consulting firm retained by the Compensation Committee, to review all Company incentive plans and related policies and practices, and the overall structure of total pay, pay mix, the risk management process and related internal controls.

The Company concluded that the risks arising from our incentive compensation policies and practices are not reasonably likely to have a material adverse effect on the Company.

Board of Directors and Committees of the Board

The Board of Directors held nine meetings during 2014. In conjunction with seven of these meetings, the non-management directors of Matson met in formally-scheduled executive sessions, led by the Chairman of the Board. In 2014, all directors were present at more than 75 percent of the meetings of the Board of Directors, and six directors were present at 100 percent of such meetings.  In 2014, all directors were present at 100 percent of the meetings of the Committees of the Board on which they serve.  In addition, Matson’s directors are strongly encouraged to attend the Annual Meeting of Shareholders. All of the directors attended the 2014 Annual Meeting.

The Board of Directors has an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee, each of which is governed by a charter, which is available on the corporate governance page of Matson’s website at www.matson.com.

Audit Committee:  The members of the Audit Committee are:

•                  Ms. Lau, Chair,

•                  Mr. Baird, and

•                  Admiral Fargo.

Each member is an independent director under the applicable NYSE listing standards and SEC rules. In addition, the Board has determined that Ms. Lau and Mr. Baird are “Audit Committee Financial Experts” under SEC rules. The duties and responsibilities of the Audit Committee are set forth in a written charter adopted by the Board of Directors, and are summarized in the Audit Committee Report, which appears in this Proxy Statement. The Audit Committee met five times during 2014.

Compensation Committee:  The members of the Compensation Committee are:

•                  Dr. Chun, Chair,

•                  Mr. Baird, and

•                  Mr. Watanabe.

Each member is an independent director under the applicable NYSE listing standards. The Compensation Committee has general responsibility for management and other salaried employee compensation and benefits, including incentive compensation and stock incentive plans, and for making recommendations on director compensation to the Board. The Compensation Committee may form subcommittees and delegate such authority as the Compensation Committee deems appropriate, subject to any restrictions by law or listing standard. For further information on the processes and procedures for consideration of executive compensation, see “Executive Compensation—Compensation Discussion and Analysis” section below. The Compensation Committee met four times during 2014.

Nominating and Corporate Governance Committee:  The members of the Nominating and Corporate Governance Committee (the “Nominating Committee”) are:

•                  Mr. Watanabe, Chair,

•                  Dr. Chun,

•                  Mr. Dods, and

•                  Ms. Lau.

Each member is an independent director under the applicable NYSE listing standards. The functions of the Nominating Committee include recommending to the Board individuals qualified to serve as directors; recommending to the Board the size and composition of committees of the Board and monitoring the functioning of the committees; advising on Board composition and procedures; reviewing corporate governance issues; overseeing the annual evaluation of the Board; and ensuring that an evaluation of management occurs. The Nominating Committee met three times during 2014.

Nominating Committee Processes

The Nominating Committee identifies potential nominees by asking current directors to notify the Nominating Committee of qualified persons who might be available to serve on the Board. From time to time, the Nominating Committee also engages firms that specialize in identifying director candidates.

The Nominating Committee will consider director candidates recommended by shareholders. In considering such candidates, the Nominating Committee will take into consideration the needs of the Board and the qualifications of the candidate. To have a candidate considered by the Nominating Committee, a shareholder must submit a written recommendation that meets the requirements of the Company’s Bylaws, including the name of the shareholder, evidence of the shareholder’s ownership of Matson stock (including the number of shares owned and the length of time of ownership), the name of the candidate, the candidate’s qualifications to be a director and the candidate’s consent for such consideration.

The shareholder recommendation and information described above must be sent to the Corporate Secretary at 555 12th Street, Oakland, California 94607.

The Nominating Committee believes that the minimum qualifications for serving as a director are high ethical standards, a commitment to shareholders, a genuine interest in Matson and a willingness and ability to devote adequate time to a director’s duties. The Nominating Committee also may consider other factors it deems to be in the best interests of Matson and its shareholders, including whether nominees possess such knowledge, experience, skills, expertise and diversity to enhance the Board’s ability to manage and direct the business and affairs of the Company, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or NYSE rules. While the Nominating Committee does not have a written diversity policy, it considers diversity of knowledge, skills, professional experience, education, expertise, and representation in industries relevant to the Company, as important factors in its evaluation of candidates. The Nominating Committee reviews annually with the Board the composition of the Board as a whole and recommends any measures to be taken so that the Board reflects the appropriate balance of knowledge, experience, skills, expertise and diversity.

Once a potential candidate has been identified by the Nominating Committee, the Nominating Committee reviews information regarding the person to determine whether the person should be considered further. If appropriate, the Nominating Committee may request information from the candidate, review the person’s accomplishments, qualifications and references, and conduct interviews with the candidate. The Nominating Committee’s evaluation process does not vary based on whether or not a candidate is recommended by a shareholder.

Corporate Governance Guidelines

The Board of Directors has adopted Corporate Governance Guidelines to assist the Board in the exercise of its responsibilities and to promote the more effective functioning of the Board and its committees. The guidelines provide details on matters such as:

•                  Goals and responsibilities of the Board;

•                  Selection of directors, including the Chairman of the Board;

•                  Board membership criteria and director retirement age;

•                  Stock ownership guidelines;

•                  Director independence and executive sessions of non-management directors;

•                  Board self-evaluation;

•                  Board compensation;

•                  Board access to management and outside advisors;

•                  Board orientation and continuing education; and

•                  Leadership development, including annual evaluations of the CEO and management succession plans.

The full text of the Matson Corporate Governance Guidelines is available on the corporate governance page of Matson’s corporate website at www.matson.com.

Compensation of Directors

The following table summarizes the compensation paid by Matson to directors for services rendered during 2014:

2014 DIRECTOR COMPENSATION

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)(2)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(3)	All Other Compensation ($)(4)	Total ($)
(a)	(b)	(c)	(f)	(g)	(h)
W. Blake Baird	74,000	90,009	N/A	4,775	168,784
Michael J. Chun	73,500	90,009	1,167	25,685	190,361
Walter A. Dods, Jr.	138,800	151,016	N/A	310,054	599,870
Thomas B. Fargo	66,500	90,009	N/A	2,972	159,481
Constance H. Lau	76,750	90,009	N/A	4,775	171,534
Jeffrey N. Watanabe	72,500	90,009	N/A	1,238	163,747

(1)                                 Represents the aggregate grant-date fair value of restricted stock unit awards granted in 2014 in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Stock Compensation. Each director was granted approximately $90,000 in restricted stock units. Mr. Dods was provided with an additional grant of approximately $61,000 in consideration for his role as Chairman of the Board. At the end of 2014, Mr. Dods had 12,714 restricted stock units; Dr. Chun had 22,411 restricted stock units; Mr. Baird and Ms. Lau each had 7,576 restricted stock units; Admiral Fargo had 8,903 restricted stock units; and Mr. Watanabe had 8,602 restricted stock units.

(2)                                 Options have not been granted to directors since 2007. The aggregate number of stock option awards outstanding at the end of 2014 for each director is as follows: Messrs. Baird, Watanabe and Admiral Fargo—0 shares; Dr. Chun—15,598 shares; Mr. Dods—31,196 shares; and Ms. Lau—15,598 shares.

(3)                                 All amounts are attributable to the aggregate change in the actuarial present value of the director’s accumulated benefit under a frozen defined benefit pension plan.

(4)                                 Represents dividend equivalent amounts payable upon vesting of restricted stock units and, in the case of Mr. Dods, also includes a lump sum payment amount of $302,030, representing the full amount of retirement benefits earned and accrued under the Matson, Inc. Retirement Plan for Outside Directors.

For 2014, non-employee directors received cash retainers as follows, all of which were pro-rated and paid quarterly.  All non-employee directors other than Mr. Dods received an annual cash retainer of $56,000 for their service on the Board.  Mr. Dods received an annual cash retainer of $131,300 for serving as non-executive Chairman of the Board.  Ms. Lau received an annual cash retainer of $14,000 for serving as Chair of the Audit Committee.  All other Audit Committee members received an annual cash retainer of $9,000.  Dr. Chun received an annual cash retainer of $10,000 for serving as Chair of the Compensation Committee.  All other Compensation Committee members received an annual cash retainer of $7,500.  Mr. Watanabe received an annual cash retainer of $7,500 for serving as Chair of the Nominating and Corporate Governance Committee.  All other Nominating and Corporate Governance Committee members received an annual cash retainer of

$6,000.  For any telephonic or in-person board meetings in excess of seven meetings, a per meeting fee of $750 was paid to each director who attended such meetings.  Directors who are employees of Matson or its subsidiaries did not receive compensation for serving as directors. Non-employee directors may defer half or all of their annual cash retainer and meeting fees until retirement or until a later date they may select; no directors deferred any of these fees for 2014.

Under the terms of the 2007 Incentive Compensation Plan (the “2007 Plan”), an automatic grant of approximately $90,000 in restricted stock units is given to each director who is elected or reelected as a non-employee director at each Annual Meeting of Shareholders.  An additional annual grant of approximately $61,000 in restricted stock units was awarded to Mr. Dods, as non-executive Chairman of the Board.  These awards vest in equal increments over three years. Non-employee directors may defer all or a portion of their vested shares until cessation of board service or the fifth anniversary of the award date, whichever is earlier. Admiral Fargo and Mr. Watanabe elected to make such a deferral in 2014.

Under Matson’s retirement plan for directors, which has been frozen since 2004, a director with five or more years of service will receive a lump-sum payment upon retirement or attainment of age 72, whichever occurs first, that is actuarially equivalent to a payment stream for the life of the director consisting of 50 percent of the amount of the annual retainer fee in effect at the time of his or her departure from the Board, plus 10 percent of that amount for each year of service as a director over five years (up to an additional 50 percent). Effective December 31, 2004, these retirement benefits were frozen based on a director’s service and retainer on that date and no further benefits accrue.  In 2014, Mr. Dods received a lump sum payment amount of $302,030, representing the full amount of retirement benefits earned and accrued under the Matson, Inc. Retirement Plan for Outside Directors.

Directors have business travel accident coverage of $200,000 for themselves and $50,000 for their spouses while accompanying directors on Matson business. They also may participate in the Company’s matching gifts program for employees, in which the Company matches contributions to qualified cultural and educational organizations up to a maximum of $3,000 annually.

Director Share Ownership Guidelines

The Board has a Share Ownership Guideline Policy that encourages each non-employee director to own Matson common stock (including restricted stock units) with a value of five times the amount of the current cash retainer within five years of becoming a director. All non-employee directors have met the established guidelines.

Communications with Directors

Shareholders and other interested parties may contact any of the directors, or the independent directors as a group, by mailing correspondence “c/o Matson Law Department” to Matson’s corporate offices at 555 12th Street, Oakland, California 94607. The Law Department will forward such correspondence to the appropriate director(s). However, the Law Department reserves the right not to forward any offensive or otherwise inappropriate materials.

SECURITY OWNERSHIP OF CERTAIN SHAREHOLDERS

The following table lists the names and addresses of the only shareholders known by Matson on February 24, 2015 to have owned beneficially more than five percent of Matson’s common stock outstanding, the number of shares they beneficially own, and the percentage of outstanding shares such ownership represents, based upon the most recent reports filed with the SEC. Except as indicated in the footnotes, such shareholders have sole voting and dispositive power over shares they beneficially own.

Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Percent of Class
BlackRock, Inc. 55 East 52nd Street New York, NY 10022	5,215,087(a)	12.02%

Dimensional Fund Advisors LP Building One 6300 Bee Cave Road Austin, TX 78746	2,880,438(b)	6.64%

The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355	2,870,228(c)	6.62%

The London Company 1801 Bayberry Court, Suite 301 Richmond, VA 23226	2,767,775(d)	6.38%

(a)                                 As reported in Amendment No. 6 to Schedule 13G dated January 9, 2015 (the “BlackRock 13G”) filed with the SEC. According to the BlackRock 13G, BlackRock, Inc. has sole voting power over 5,128,642 shares and sole dispositive power over all 5,215,087 shares, and does not have shared voting or shared dispositive power over any shares.

(b)                                 As reported in Amendment No. 4 to Schedule 13G dated February 5, 2015 (the “Dimensional Fund 13G”) filed with the SEC. According to the Dimensional Fund 13G, Dimensional Fund Advisors LP has sole voting power over 2,767,939 shares and sole dispositive power over all 2,880,438 shares (subject to the provision of Note 1 of the Dimensional Fund 13G), and does not have shared voting or shared dispositive power over any shares.

(c)                                  As reported in Amendment No. 2 to Schedule 13G dated February 9, 2015 (the “Vanguard 13G”) filed with the SEC. According to the Vanguard 13G, The Vanguard Group has sole voting power over 59,002 shares, sole dispositive power over 2,811,626 shares, shared dispositive power over 58,602 shares and no shared voting power over any shares.

(d)                                 As reported in Amendment No. 4 to Schedule 13G dated February 13, 2015 (the “London Company 13G”) filed with the SEC. According to the London Company 13G, London Company has sole voting power and sole dispositive power over 2,551,555 shares, has shared dispositive power over 216,220 shares and no shared voting power over any shares.

CERTAIN INFORMATION REGARDING DIRECTORS AND EXECUTIVE OFFICERS

Security Ownership of Directors and Executive Officers

The following table shows the number of shares of Matson common stock beneficially owned as of February 24, 2015 by each director and nominee, by each executive officer named in the “Executive Compensation—Summary Compensation Table” below, and by directors, nominees and executive officers as a group. Except as indicated in the footnotes, directors, nominees and executive officers have sole voting and dispositive power over shares they beneficially own.

Name or Number in Group	Number of Shares Owned(a)	Restricted Stock Units and Stock Options(b)	Total	Percent of Class
W. Blake Baird	20,723	7,576	28,299	*
Michael J. Chun	26,068	38,009	64,077	*
Matthew J. Cox	62,456	338,295	400,751	*
Walter A. Dods, Jr.	110,269	43,910	154,179	*
Thomas B. Fargo	4,758	8,903	13,661	*
Constance H. Lau	30,646	23,174	53,820	*
Jeffrey N. Watanabe	10,189	8,602	18,791	*
Joel M. Wine	28,743	111,162	139,905	*
Peter T. Heilmann	4,236	16,394	20,630	*
Ronald J. Forest	35,638	79,835	115,473	*
David L. Hoppes	28,629	11,830	40,459	*

13 Directors, Nominees, and Executive Officers as a Group	394,660	760,701	1,155,361	2.66%

(a)                                 Amounts include shares as to which directors, nominees and executive officers have shared voting and dispositive power, as follows: Mr. Baird and ex-spouse—16,864 shares, Dr. Chun and spouse—9,418 shares, Mr. Dods—2,000 shares, Ms. Lau and spouse—700 shares, Mr. Forest and spouse—34,277 shares and Mr. Hoppes and spouse—25,536 shares.

(b)                                 Amounts include shares deemed to be owned beneficially by directors, nominees and executive officers because they may be acquired within 60 days from February 24, 2015 through the exercise of stock options.

*                                         Represents less than 1% of the issued and outstanding shares of the Company’s common stock as of February 24, 2015.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires Matson’s directors and executive officers, and persons who own more than 10 percent of Matson’s common stock, to file reports of ownership and changes in ownership with the SEC. Matson believes that, during fiscal 2014, its directors and executive officers filed all reports required to be filed under Section 16(a) on a timely basis.

Certain Relationships and Transactions

Matson has adopted a written policy under which the Audit Committee must pre-approve all related person transactions that are disclosable under SEC Regulation S-K, Item 404(a). Prior to entering into a transaction with Matson, directors and executive officers (and their family members) and shareholders who beneficially own more than five percent of Matson’s common stock must make full disclosure of all facts and circumstances to the Law Department. The Law Department then determines whether such transaction requires the approval of the Audit Committee. The Audit Committee considers all of the relevant facts available, including (if applicable) but not limited to: the benefits to the Company; the impact on a director’s independence in the event the person in question is a director, an immediate family member of a director or an entity in which a director is a partner, shareholder or executive officer; the availability of other sources for comparable products or services; the terms of the transaction; and the terms available to unrelated third parties or to employees generally. The Audit Committee will approve only those related person transactions that are in, or are not inconsistent with, the best interests of the Company and its shareholders.

The Audit Committee has established written procedures to address situations when approvals need to be sought between meetings. Whenever possible, proposed related person transactions will be included as an agenda item at the next scheduled Audit Committee meeting for review and approval. However, if it appears that a proposed related person transaction will occur prior to the next scheduled Audit Committee meeting, approval will be sought from Audit Committee members between meetings. Approval by a majority of the Audit Committee members will be sufficient to approve the related person transaction. If a related person transaction is approved in this manner, the action will be reported at the next Audit Committee meeting.

Constance Lau, a director of Matson, is President, Chief Executive Officer and Director of HEI, as well as Chairman of the Board of American Savings Bank, F.S.B., a subsidiary of HEI. American Savings Bank currently has a 6.67 percent participation in the Company’s $375,000,000, five-year unsecured revolving credit facility. The credit facility, including American Saving Bank’s participation, was entered into in the ordinary course of business; was made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to the lender; and did not involve more than the normal risk of collectability or present other unfavorable features. Ms. Lau abstained from voting when the Board approved the amendment and restatement of the revolving credit facility in 2012.

The parents of Vicente S. Angoco, the Senior Vice President, Pacific of Matson, own and operate a company which provides drayage of some Matson containers in Guam. The approximate dollar value of the payment from Matson in connection with this service in 2014 was $570,000. The brother of Mr. Angoco owns and operates a company with which the Company contracts for chassis repair and maintenance services in Guam. The approximate dollar value of the payment from Matson in connection with this service in 2014 was $918,000. The brother-in-law of Mr. Angoco owns and operates a company with which the Company contracts for the provision of temporary and contract workers in Guam. The approximate dollar value of the payment from Matson in connection with this service in 2014 was $443,000. Mr. Angoco has no monetary or other interest in any of the businesses described above.

Code of Ethics

Matson has adopted a Code of Ethics that applies to the CEO, the Chief Financial Officer (“CFO”) and the Controller. A copy of the Code of Ethics is posted on the corporate governance page of Matson’s corporate website, www.matson.com. Matson intends to disclose any changes in or waivers from its Code of Ethics by posting such information on its website.

Code of Conduct

Matson has adopted a Code of Conduct, which is applicable to all directors, officers and employees, and is posted on the corporate governance page of Matson’s corporate website.  Matson intends to disclose any changes in its Code of Conduct or waivers from its Code of Conduct granted to directors or executive officers by posting such information on its website.

Executive Officers

The name of each executive officer of Matson (in alphabetical order), age (in parentheses) as of March 9, 2015, and present and prior positions with Matson and business experience for the past five years are given below. Generally, the term of office of executive officers is at the pleasure of the Board of Directors.

Vicente S. Angoco, Jr. (48): Senior Vice President, Pacific since June 2012; Senior Vice President, Pacific of MatNav, January 2011 — present; Vice President, Pacific of MatNav March 2008 — January 2011; General Manager, Guam and Micronesia of MatNav December 2006 — March 2008; first joined Matson or a subsidiary in 1995.

Matthew J. Cox (53): President and Chief Executive Officer of Matson since June 2012; President of MatNav, October 2008 — present; Executive Vice President and Chief Operating Officer of MatNav, July 2005 — September 2008; first joined Matson or a subsidiary in 2001.

Ronald J. Forest (59): Senior Vice President, Operations since June 2012; Senior Vice President, Operations of MatNav, April 2003 — present; first joined Matson or a subsidiary in 1995.

Peter T. Heilmann (46): Senior Vice President and Chief Legal Officer since March 2014; Senior Vice President and General Counsel of MatNav since March 2014; Vice President and Deputy General Counsel of MatNav, May 2012 — February 2014; Partner, Gibson, Dunn & Crutcher, January 2002 — May 2012; first joined Matson or a subsidiary in 2012.

David L. Hoppes (63): Senior Vice President, Ocean Services since June 2012; Senior Vice President, Ocean Services of MatNav, July 2005 — present; first joined Matson or a subsidiary in 1989.  Mr. Hoppes announced his retirement from his employment at Matson, effective March 31, 2015.

Rusty K. Rolfe (57): Senior Vice President since June 2012; President of Matson Logistics, July 2012 — present; Executive Vice President, Matson Logistics, August 2011 — July 2012; Executive Vice President, Matson Integrated Logistics, April 2006 — August 2011; first joined Matson or a subsidiary in 2001.

Joel M. Wine (43): Senior Vice President and Chief Financial Officer, September 2011 — present; Senior Vice President and Chief Financial Officer of MatNav since June 2012; Managing Director, Goldman Sachs, November 2005 — June 2011; first joined Matson or a subsidiary in 2011.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

In this Compensation Discussion and Analysis (“CD&A”) Matson explains the material elements of its 2014 compensation practices for the executive officers named in the Summary Compensation Table on page 30 (collectively, the “Named Executive Officers” or “NEOs”). The NEOs for 2014 are:

•                  Matthew J. Cox, President and Chief Executive Officer,

•                  Joel M. Wine, Senior Vice President and Chief Financial Officer,

•                  Ronald J. Forest, Senior Vice President, Operations,

•                  Peter T. Heilmann, Senior Vice President and Chief Legal Officer, and

•                  David L. Hoppes, Senior Vice President, Ocean Services*.

* Mr. Hoppes announced his retirement from his employment at Matson, effective March 31, 2015.

Executive Summary

In 2014, Matson’s overall financial performance exceeded the previous year.  Net income increased to $70.8 million, or $1.63 diluted earnings per share, in 2014 from $53.7 million, or $1.25 diluted earnings per share, in 2013.  Total revenue increased to $1.71 billion in 2014 compared to $1.64 billion in 2013. The Company’s 2014 results exceeded the performance measures that were incorporated into the Board of Directors approved Operating Plan.  The Operating Plan is Matson’s tactical and strategic view of future performance, and contains a three-year projection of financial and operating results, the key elements of which are incorporated as performance targets in the Company’s incentive compensation plans, as discussed in detail below.

Pay for Performance.  In line with Matson’s continued emphasis on building a compensation program that links pay to performance, compensation awarded to the NEOs for fiscal 2014 performance reflected Matson’s financial results:

•                  Annual Cash Incentive:  Above target performance of the overall Company goals and above target performance of individual goals resulted in payouts for NEOs ranging from approximately 174 percent to 189 percent of their respective targets.   See “Components of Executive Compensation — Annual Cash Incentives.”

Matson’s Compensation Philosophy

The objective of Matson’s executive compensation program is to help attract, retain and motivate talented executives who provide strong leadership for Matson and develop and execute effective strategies that maximize long-term shareholder value. The program is designed to be market competitive and emphasize pay-for-performance by making the majority of NEO compensation “at risk.” This is accomplished by aligning incentive pay with the achievement of key annual and long-term operating goals, growth in shareholder value and individual performance.  In 2014, 80% of the CEO’s and approximately 60% of the other NEO’s target total direct compensation was based on annual and long-term incentive pay opportunities. The material elements of compensation for Matson’s NEOs are base salaries, annual cash incentives and equity incentives. Annual equity awards are split evenly between time-based restricted stock units (“TBRSUs”) and performance shares (“Performance Shares”) that are measured over a 3-year performance period.  NEOs are eligible for retirement, severance and change in control termination benefits and participate in other employee health and welfare programs.

All elements of executive compensation are generally benchmarked against the 50th percentile of competitive market practices. However, market data is only one of many factors considered in determining individual executive pay, including demonstrated performance, experience in the position, scope of impact and internal equity with other executives.

In order to promote the compensation philosophy described above, Matson continues to monitor its existing pay practices, as highlighted below, to ensure that it adopts the best practices to the extent they are aligned to the business goals and strategy of the Company, as well as shareholder interests.

Promote Good Pay Practices	Discourage Bad Pay Practices

•                 Change in control agreements (“Change in Control Agreements”) that include double triggers requiring both a change in control event and termination of employment before any severance payments can be made.

•                 Multiple, balanced different performance metrics to determine incentive payments in annual and long-term incentive awards.

•                 Vesting of 50% of annual equity award is tied to achievement of specified performance goals.

•                 Share ownership requirements for senior executives and board members.

•                 Minimum vesting periods of three years on all equity awards to senior executives.

•                 Clawback policy that applies to all senior management.

•                 Policy prohibiting hedging and other speculative transactions involving Company stock.

•                 No employment contracts with any executive officer.

•                 Pay package for the CEO that is in line with the Company’s peer group.

•                 No guaranteed bonus payments to senior executives.

•                 No bonus payouts that are not tied to performance.

•                 No single trigger vesting of equity in change of control.

•                 No pension payouts that are not proportional to pension payouts to employees generally.

•                 No excessive perquisites.

•                 No excessive severance or change in control provisions.

•                 No tax reimbursements or gross-ups.

•                 No dividend or dividend equivalents paid on unvested Performance Shares.

•                 No unreasonable internal pay disparity.

•                 No re-pricing or replacing of underwater stock options, without prior shareholder approval.

Matson’s Continued Focus on Pay-for-Performance

Say-on-Pay Vote in 2014. At the 2014 Annual Meeting of Shareholders, an advisory vote approved the compensation of the NEOs with 96 percent of votes cast voting in favor of the executive compensation program. The Compensation Committee took these results into consideration and concluded it should continue to apply the same basic compensation philosophy. It also determined that it should continue to look for opportunities to make improvements in the executive pay programs, as it has in previous years.

Pay-for-Performance Emphasis.  The following features of the NEOs’ compensation structures, which were first implemented in fiscal 2013, continued to be applied in the fiscal 2014 executive compensation program, emphasizing Matson’s focus on pay-for-performance:

•                  Performance Metrics are Aligned with Shareholder Value.  Matson’s performance-based awards are determined using the following performance metrics: earnings before interest, taxes and depreciation (“EBITDA”) for the Company’s annual incentive plan and return on invested capital (“ROIC”) and total shareholder return (“TSR”) relative to peer indices for the Company’s Performance Shares. These performance metrics align with Matson’s strategic objectives for profitable growth, efficient use of capital and increasing the value of Matson’s Common Stock for shareholders. The financial performance metrics for annual cash and long-term incentive compensation are also different in order to avoid focusing the NEOs’ attention on a single goal at the expense of achieving other important goals for maximizing the long-term value of the Company for shareholders.

•                  Multi-Year Performance Periods to Emphasize Long-Term Growth.  Matson grants Performance Shares focused on multi-year performance over a three-year measurement period with vesting determined at the end of the period based on average annual ROIC and three-year cumulative TSR relative to the companies comprising the S&P Transportation Select Industry Index and S&P Midcap 400 Index. Prior to fiscal 2013, Matson granted performance-based restricted stock units (“PBRSUs”) that were earned based on one-year performance. The three-year performance period is intended to encourage Matson’s NEO’s to focus on growth of the Company and shareholder value over a multi-year period of time.  Performance Shares granted in fiscal 2014 will not pay out until 2017 following the end of the three-year performance period (FY 2014-16), based on financial performance during this three-year performance period.

•                  No Stock Option Grants.  With its emphasis on granting awards that contain specific performance goals, such as the Performance Shares, Matson again did not grant time-based stock options to its NEOs in 2014.

Compensation Decision Process

Role of the Compensation Committee. The Compensation Committee of Matson’s Board makes all decisions about compensation of Matson NEOs. The process that it follows is different for the CEO and all other NEOs

Determining CEO Compensation. For decisions affecting the compensation of the CEO, the Board has a formal performance review process which begins at the beginning of the year with the Chairman of the Board’s analysis and establishment of the CEO’s future performance goals. In developing these objectives, the Chairman reviews a variety of factors, including the CEO’s prior performance objectives, the CEO’s achievement of those objectives, the performance of the Company, and the Company’s operating plan. The Chairman also reviews the Compensation Committee’s independent consultant’s market analysis and recommendations of CEO pay, including target annual incentive levels and equity grants.

The Chairman of the Board then receives input from the Board of Directors, after which the Board finalizes the CEO’s performance objectives. The objectives for any given year include, but are not limited to, achieving the annual Operating Plan results, any growth initiatives, other strategic initiatives, and core CEO responsibilities. The objectives are documented as part of setting the CEO’s annual compensation package. After completion of the fiscal year, the Chairman of the Board and the Compensation Committee evaluate the CEO’s performance against the objectives and provide their assessment to the full Board of Directors. The Board of Directors discusses the results of the assessment, including the areas of greatest strength and areas where improvements could be made. The result of this process is considered by the Compensation Committee in determining the CEO’s actual salary for the next fiscal year, payout of the CEO’s annual incentive award and sizing of future equity grants.

Determining Compensation of other NEOs. For decisions affecting the compensation of the other NEOs, the Compensation Committee follows a similar process. However, instead of the development of initial recommendations by the Chairman, in the case of other NEOs, the Committee takes into consideration any recommendations made by the CEO.

In evaluating pay actions and the mix of pay elements for all NEOs (including the CEO), the Compensation Committee reviews:

•                  A summary of the value of all compensation elements provided to the executive during the year;

•                  Competitive market peer group and survey data;

•                  Health and welfare benefits and retirement plan balances;

•                  Prior compensation decisions for the past five years through tally sheets;

•                  Business strategic goals and performance expectations;

•                  Expected and actual Company and individual performance; and

•                  Insight from the shareholder Say-on-Pay vote results.

The Compensation Committee uses the above information to evaluate the following:

•                  Alignment of the pay program with the Compensation Committee’s commitment to pay for performance;

•                  Consistency with competitive market practices;

•                  Reasonableness and balance of pay elements as they relate to pay risk;

•                  Year-to-year pay movement for each NEO to ensure it reflects any variations in annual performance;

•                  Internal pay equity with other executives based on individual performance, job scope and impact; and

•                  The effect of potential future payments, awards and plan design changes on the executive’s total pay package.

Role of the CEO. The CEO recommends annual compensation actions for other NEOs to the Compensation Committee. In consultation with each NEO, the CEO develops individual performance plans that serve as the basis for the determination of annual incentive awards. After the completion of the fiscal year, the CEO reviews executive officer performance relative to individual goals and Company performance and makes recommendations to the Compensation Committee about the officer’s incentive award. In addition to performance results, the CEO considers any changes in job scope, merit increase guidelines and market pay studies to recommend changes in base salary and equity awards for Compensation Committee approval.

Role of Independent Consultant. The Compensation Committee believes that using an independent compensation consultant is important in developing executive compensation programs that are reasonable, consistent with Matson’s pay philosophy and market competitive. At the end of 2012, the Compensation Committee retained Exequity LLP, an independent executive compensation consulting firm, to provide executive compensation services for 2013. The Compensation Committee continued to retain Exequity for executive compensation services in 2014. Exequity reports directly to the Compensation Committee and the Compensation Committee Chairman pre-approves all executive compensation engagements, including the nature, scope and fees of assignments. Exequity advised the Compensation Committee on all aspects of executive compensation including the following during 2014:

•                  Recommended peer group assessment criteria and identified and recommended potential peer companies;

•                  Provided information on trends and regulatory developments for executive compensation;

•                  Evaluated the size and structure of the components of Matson’s executive compensation program relative to the Company’s peer group and broader market practices;

•                  Reviewed and commented on recommendations regarding CEO and NEO pay, including target annual incentive levels and equity grants;

•                  Reviewed compensation risk assessment and ways to mitigate such risk; and

•                  Assessed Board pay levels and the structure of Board compensation.

In the course of fulfilling these responsibilities, a representative of Exequity attended all Compensation Committee meetings during the year, participated in executive sessions of the Compensation Committee without management present, and met with management from time to time to gather relevant information and provide input in assessing management proposals. The Compensation Committee’s executive compensation decisions, including the specific amounts paid to Matson’s executive officers, are made through the exercise of its own judgment and may reflect factors and considerations other than the information and recommendations provided by Exequity, including the executive’s role and organizational impact, experience, tenure, sustained performance over time, and internal pay relationships. Exequity has not provided any other services to the Compensation Committee and has received no compensation other than with respect to the services described above.

Pursuant to SEC rules, the Company has assessed the independence of Exequity and concluded that no conflict of interest exists that would prevent Exequity from independently representing the Compensation Committee.

Role of Management. Management assists the Compensation Committee in its role of determining executive compensation in a number of ways, including:

•                  Providing management’s perspective on compensation plan structure and implementation;

•                  Identifying appropriate performance measures and establishing individual performance goals that are consistent with the Board-approved Operating Plan;

•                  Providing the data used to measure performance against established goals, with the CEO providing perspective on individual executive performance and compensation amounts; and

•                  Providing recommendations, based on information provided by Exequity, regarding pay levels for NEOs in 2014 on the basis of plan formulas, salary structures and the CEO’s assessment of individual officer performance.

Role of Market Data. As there are few companies directly comparable to Matson in business mix, size and location of operation, based on the recommendation of Exequity, the Compensation Committee used a combination of peer group proxy statement data and published general industry survey data as a benchmark reference in the 2014 compensation decision-making process. This competitive market data provides only one of many factors the Compensation Committee considers in assessing and determining appropriate pay levels as it exercises its business judgment. Other factors the Committee considers include Matson’s pay philosophy, incumbent job scope of responsibility, tenure, organization impact, internal equity, company and individual performance, and historical pay actions.

During the 2013 executive compensation peer group review process, Exequity conducted an independent review of the peer group and established the following selection criteria to develop a recommended peer group for the Compensation Committee’s approval:

•                  Transportation-related companies (including air freight, airline, marine, railroad, trucking and logistics management operations);

•                  Companies with similar size characteristics, including annual revenues generally within one-half to two times Matson’s annual revenue and having a market capitalization that is generally less than five times Matson’s market capitalization; and

•                  Additional companies that may be outside these size parameters but have other relevant business and operating characteristics to Matson and are influenced by similar economic and regulatory factors.

Based on these factors, Exequity recommended and the Compensation Committee approved a peer group of the following twenty public transportation-related companies (“peer group”) for pay comparisons starting in 2013 for 2014 pay assessments:

•             ArcBest Corporation

•             Atlas Air Worldwide Holdings, Inc.

•             Con-Way Inc.

•             Echo Global Logistics

•             Genesee & Wyoming Inc.

•             GulfMark Offshore, Inc.

•             Hawaiian Holdings, Inc.

•             Hornbeck Offshore Services, Inc.

•             Hub Group, Inc.

•             J.B. Hunt Transport Services, Inc.

•             Knight Transportation, Inc.

•             Kansas City Southern

•             Kirby Corporation

•             Landstar System, Inc.

•             Old Dominion Freight Line, Inc.

•             Saia, Inc.

•             SEACOR Holdings Inc.

•             Swift Transportation Company

•             Tidewater Inc.

•             Werner Enterprises, Inc.

In 2014, Exequity recommended no changes to the peer group and the Compensation Committee approved the continued use of the above peer companies for 2015 pay assessments.

Matson is currently between the 25th and 50th percentiles of this peer group in revenue and market capitalization. Given the limited number of relevant publicly traded transportation companies similar enough to Matson’s profile to serve as meaningful comparisons, the Compensation Committee believes the peer group recommended by Exequity provides a reasonable basis for analyzing compensation for Matson’s NEOs. The Compensation Committee will continue to collect general industry data for similar revenue size companies as additional reference for competitive market analysis, particularly for NEOs other than the CEO, given the limited number of similarly sized companies in the peer group and competition for talent with other industry segments.

Components of Executive Compensation

The material elements of compensation for Matson’s NEOs are base salaries, annual bonuses and equity incentives. NEOs also are eligible for retirement, severance and change in control termination benefits and participate in other employee benefit programs.

Base Salary: Salary is intended to provide a minimum fixed rate of pay which comprises less than 40% of an NEO’s total direct compensation. Salary increases can be awarded in recognition of superior performance, organizational advancement and increasing levels of responsibility as well as projections for market movement and merit guidelines established for the organization. Generally, base salaries for Matson’s NEOs are based on the Compensation Committee’s determination of appropriate salary levels, taking into consideration peer group and survey information, the CEO’s recommendations (for NEOs other than himself), the executive’s role in the organization, his performance during the prior fiscal year and relative pay position to other Matson executives.  In 2014, Matson increased the base salary 13% for Mr. Hoppes reflecting his individual performance and contribution to the Company.  Additionally, in connection with Matson’s overall merit program, base salaries for all NEOs were increased 3% to keep up with inflation and to be consistent with market pay practices.

Annual Cash Incentives: Annual incentives for NEOs are provided through the Matson, Inc. Cash Incentive Plan (the “CIP”).  The CIP was designed to align performance incentives at all participating organization levels, to motivate executives to contribute to the Company’s success and reward them if they achieve specific pre-established corporate and individual goals. These goals are established in February of each year based on the use of the metrics described below.

Weighting of Goals. The weighting of the corporate and individual goals depends on the executive’s position and responsibilities. The intention is to place a significant portion of the awards on the financial results of the Company, but balance that with important strategic and operating goals that have been established for the year through the individual portion. The 2014 weighting is as follows:

Weighting of 2014 CIP Goals for NEOs

NEO	Corporate	Individual
Matthew J. Cox	70%	30%
Joel M. Wine	70%	30%
Ronald J. Forest	70%	30%
Peter T. Heilmann	70%	30%
David L. Hoppes	70%	30%

Determination of Annual Cash Incentive Award. Each component—corporate and individual—is evaluated against the respective performance goals. There are three levels of award opportunities for each component: threshold, target and extraordinary. In 2014, the target award opportunity levels for NEOs ranged from 50 percent to 100 percent of salary, which is consistent with competitive market targets. If a threshold goal is not achieved, there is no payout for that component. If threshold goals are achieved, a participant receives 50 percent of the target award opportunity set for that component. If target or extraordinary goals are achieved, a participant receives 100 or 200 percent, respectively, of the target award opportunity for that component. Awards are prorated for performance between the threshold, target and extraordinary levels, as applicable. No additional award is provided for performance above the extraordinary goal level. The maximum award in the aggregate is 200 percent of the NEO’s target award opportunity.

The CEO reviews the annual individual incentive award calculations for each individual other than himself and makes recommendations to the Compensation Committee regarding payouts. For the CEO’s individual incentive award calculation, the Chairman reviews the CEO’s individual performance achievement and provides the results to the Compensation Committee. The Compensation Committee reviews and approves all awards and has discretion to modify recommended awards to take into consideration factors it believes appropriately reflect the performance of the Company and the individual. Such factors vary, but may include, for individuals, adjustments for an executive taking on temporary but significant responsibilities in addition to his normal job role, or for the Company or a business unit, adjustments for extraordinary or unusual events.

Company Performance. The corporate component measure in 2014 was based on the Operating Plan approved by the Board of Directors and was weighted 100 percent on consolidated EBITDA performance. EBITDA is defined as operating income plus depreciation and amortization, subject to any adjustments made to accurately reflect the Company’s 2014 performance. Any adjustments are at the sole discretion of the Compensation Committee.  For the 2014 performance period, the Committee approved adjustments to EBITDA reflecting unplanned and non-recurring costs (noted as “Adjusted Actual” in the performance results table below). EBITDA was selected as the CIP corporate performance measure because the Company believes it best reflects the annual operating results of business execution and profitability levels. The Company believes that EBITDA is a critical annual operating performance measure and, in combination with the multi-year performance measures of ROIC and TSR (described below in “Performance Shares”), provides focus and alignment with shareholder interests.

Annual incentive goals at threshold, target and extraordinary (maximum) are approved by the Compensation Committee in February of each year. The 2014 annual corporate and business unit targets reflected the Company’s Board-approved Operating Plan.  When establishing the Operating Plan, management and the Board of Directors consider the historical performance of the Company, external elements such as economic conditions and competitive factors and Company capabilities. In 2014, the Compensation Committee set threshold performance at 90 percent of plan target and extraordinary performance at 120 percent of target for EBITDA results. The threshold and extraordinary goals were determined on the basis of the level of difficulty in achieving the objective as well as establishing a reasonable range of performance variability around the Operating Plan target.

For determination of CIP award levels for 2014, the Company’s operating performance was compared to the performance goals approved by the Compensation Committee in February 2014. Corporate goals and the adjusted actual result were as follows:

Corporate Goal	Threshold	Target	Extraordinary	Adjusted Actual
EBITDA	$164,165,400	$182,406,000	$218,887,200	$215,842,000

Individual Performance. In addition to the corporate performance goal, 30 percent of each NEO’s 2014 award was based on achieving individual goals, which are based on the NEO’s position in the Company and the activities of the NEO’s business function. Individual goals are reviewed by the Compensation Committee each year. Performance against individual goals is assessed at threshold, target and extraordinary levels; achievement of some but not all individual goals can result in a partial payout. The primary individual NEO goals are listed below.

NEO	Individual Goals
Matthew J. Cox	• Perform core CEO responsibilities effectively
• Achieve the Company’s strategic growth initiatives
• Implement profit improvement plan at key business units
• Actively participate in the Hawaii community
• Continue to develop Matson’s reputation with financial institutions

Joel M. Wine	• Perform core CFO responsibilities effectively
• Finalize financing plan for vessel replacement program
• Support strategic growth initiatives
• Develop deeper familiarity with Matson operations

Ronald J. Forest	• Achieve Company’s cost reduction and margin improvement initiatives
• Achieve Guam China service objectives
• Achieve Hawaii service standards
• Achieve operations expense and income objectives
• Achieve capital plan, dry-dock plan, vessel Maintenance & Repair plan and Hull & Machinery insurance reserve
• Lead Company’s new vessel project

Peter T. Heilmann	• Effective transition to Chief Legal Officer role
• Lead effective operation of Corporate Secretary function
• Manage and oversee the legal aspects of significant corporate initiatives
• Lead and oversee team focused on claim and litigation resolution
• Oversee general regulatory compliance

David L. Hoppes	• Achieve Hawaii financial objectives
• Achieve Company’s cost reduction and margin improvement initiatives
• Minimize financial impact resulting from increased competition in Hawaii
• Achieve vehicle profit contribution objectives
• Achieve Company’s fuel program objectives

Total Performance for 2014.  Actual CIP awards earned versus target averaged approximately 182 percent of the overall targeted goal payouts and were as follows:

NEO	2014 Target Award	Actual Award for 2014	% of Base Salary	Corporate Performance	Corporate Component Payout(1) (70% Weighting)	Overall Individual Performance Rating	Individual Component Payout (30% Weighting)
Matthew J. Cox	$638,859	$1,185,726	186%	118%	$852,722	Slightly Below	$333,004
						Extraordinary
Joel M. Wine	$275,121	$512,690	112%	118%	$367,219	Slightly Below	$145,471
						Extraordinary
Ronald J. Forest	$160,267	$278,225	87%	118%	$213,918	Above Target	$64,307
Peter T. Heilmann	$154,500	$291,968	94%	118%	$206,220	Slightly Below	$85,748
						Extraordinary
David L. Hoppes	$155,530	$274,085	88%	118%	$207,595	Above Target	$66,490

(1) 118% corporate EBITDA performance resulted in an approximate 191% corporate component payout.

Equity-Based Compensation: The equity portion of the total compensation program is designed to:

•                  Align management and shareholder interests;

•                  Provide incentive to achieve strategic operating goals and increase shareholder value over the longer-term; and

•                  Motivate and retain Matson’s executives.

Performance Shares. In 2014, Matson continued the use of a Performance Share plan focused on multi-year performance over a three-year measurement period that was originally implemented in 2013. Vesting of the Performance Shares granted in 2014 is determined at the end of the three-year performance period (i.e., December 31, 2016). The actual number of shares that vest is based on Matson’s three-year annual average ROIC performance against pre-established goals approved by the Compensation Committee in January 2014 (the primary performance measure) and Matson’s TSR as measured against the S&P Transportation Select Industry Index and S&P Midcap 400 Index over the three-year period (the performance modifier). The total number of Performance Shares earned may range from zero to 200% of the target grant size based on the Company’s primary performance measure results and then further adjusted +/- 25% based on the TSR performance modifier results. Mr. Heilmann’s Performance Share grant in 2014 is tied only to the achievement of the annual average ROIC goal consistent with the terms of Performance Share grants for all senior management who are not executive officers of the Company. Mr. Heilmann was not an executive officer in January 2014. No Performance Shares will vest sooner than three years from the date of grant except in connection with the occurrence of a change in control of the ownership of Matson under certain circumstances.

Restricted Stock Units. In 2014, the Company granted TBRSUs to the NEOs. TBRSU grants align participant interests directly with shareholders and are intended to focus the efforts of executives on improving long-term stock price performance, increase executive beneficial share ownership and strengthen retention of participants through a three-year vesting period, prorated on the basis of the number of full or partial months employed during the vesting period.

Equity-based grants are generally considered and granted annually in January by the Compensation Committee.  The CEO makes recommendations for each NEO (other than himself) to the Compensation Committee, which retains full discretion to set the grant amount. In determining the type and size of a grant to an executive officer, the Compensation Committee generally considers, among other things:

•                  Company and individual performance;

•                  The executive officer’s current and expected future contributions to the Company;

•                  Effect of a potential award on total compensation and pay philosophy;

•                  Internal pay equity relationships;

•                  Competitive market data;

•                  Potential dilutive impact on shareholders and available share pool; and

•                  Size and potential value of recent equity grants outstanding.

Standard equity grants were made to executives at Matson’s January 2014 Compensation Committee meeting and NEO grants were allocated 50/50 between Performance Shares and TBRSUs. Mr. Heilmann’s annual equity grant in 2014 was allocated 40/60 between Performance Shares and TBRUSs consistent with the terms of the annual equity grants for all senior management who are not executive officers of the Company. Mr. Heilmann was not an executive officer of Matson in January 2014. Mr. Heilmann was also awarded a one-time promotion grant of TBRSUs with a value of $100,000.

	Standard Annual Equity Award		Promotion
NEO	Perf. Shares	TBRSUs	TBRSUs	Total Equity Value
Matthew J. Cox	$950,000	$950,000		$1,900,000
Joel M. Wine	$275,000	$275,000		$550,000
Ronald J. Forest	$150,000	$150,000		$300,000
Peter T. Heilmann	$80,000	$120,000	$100,000	$300,000
David L. Hoppes	$150,000	$150,000		$300,000

Combination of Total Direct Pay Elements: The Company’s combination of pay elements for its NEOs is designed to place the emphasis on incentive compensation, while at the same time focusing on long-term talent retention and maintaining a balanced program to ensure an appropriate relationship between pay and risk. The Compensation Committee believes this is consistent with one of its key compensation objectives, which is to align management and shareholder interests.

Percentage of Standard Target Total Direct Compensation Provided by Each Pay Element for 2014

	2014 Pay Elements
NEO	Salary	Annual Incentives	Long-Term Incentives
Matthew J. Cox	20%	20%	60%
Joel M. Wine	36%	21%	43%
Ronald J. Forest	41%	21%	38%
Peter T. Heilmann	41%	20%	39%
David L. Hoppes	41%	20%	39%

Retirement Benefits: Matson provides various benefit plans to meet the retirement needs of all employees, including NEOs.  Retirement plans are an important part of the Company’s total compensation program designed to provide executives with the ability to plan for their future while keeping them focused on Matson’s present success.  The Pension Benefits table of this Proxy Statement provides a more detailed description and estimated values for each of the NEOs related to the Retirement Plan for Employees of Matson and Matson Excess Benefits Plan. The basic objective of these plans is to provide long-term eligible employees with retirement benefits proportional to their cash-based compensation from Matson.

Matson Individual Deferred Compensation and Profit Sharing Plan: The Company has a tax-qualified defined contribution retirement plan (the “Profit Sharing Retirement Plan”) available to all salaried non-bargaining unit employees. In 2010, the Company suspended the profit sharing component of this plan and replaced it with a cash-based profit sharing incentive program, with an award of zero to three percent of eligible base salary. This component provides for discretionary contributions to participants’ retirement savings account of up to three percent of compensation based on the degree of achievement of income before taxes as established in the Company’s annual Board-approved Operating Plan. The resulting payout percentage for 2014 was 3.0 percent. The Individual Deferred Compensation (401(k)) component of the Profit Sharing Retirement Plan, available to all salaried non-bargaining unit employees, provides for a discretionary match of the compensation deferred by a participant during the fiscal year. The matching contribution for 2014 was 3.0 percent. The value of the Company’s 2014 profit sharing contribution and Individual Deferred Compensation matches for NEOs are included in the Summary Compensation Table of this Proxy Statement.

Retiree Health and Welfare Plan: The Company provides NEOs with the same retiree medical and life insurance benefits as are provided in general to all salaried non-bargaining unit employees, which is limited to only those who joined the Company prior to January 1, 2008. These benefits aid in retaining long-term service employees and provide for health care costs in retirement. The Company limits its contribution towards the monthly premium, based on the employee’s age and years of service. The benefits from this plan are reflected in the “—Other Potential Post-Employment Payments” section of this Proxy Statement. The plan was amended effective January 1, 2012 to allow for the continued eligibility under the Retiree Health and Welfare Plan for employees hired prior to January 1, 2008.

No Perquisites:  The Company provides no perquisites to the NEOs, with the exception of Company-provided parking. The aggregate cost of providing parking to all NEOs in 2014 was less than $10,000.

Severance Plan and Change in Control Agreements: The Company maintains the Matson Executive Severance Plan (the “Severance Plan”) that covers each of the NEOs. The Company has entered into change in control agreements (“Change in Control Agreements”) with all NEOs to retain talent during transitions due to a change in control or other covered event, and to provide a competitive pay package. Change in Control Agreements promote the continuation of management to ensure a smooth transition. The Compensation Committee designed the agreement to provide a competitively structured program, and yet be conservative overall in the amounts of potential benefits. The Compensation Committee’s decisions regarding other compensation elements are affected by the potential benefits under these arrangements, as the Compensation Committee considers how the terms of these arrangements and the other pay components interrelate. These agreements and the Severance Plan are described in further detail in the “—Other Potential Post-Employment Payments” section of this Proxy Statement.

Tax and Accounting Considerations

In evaluating the compensation structure, the Compensation Committee considers tax and accounting treatment, balancing the effects on the individual and the Company. Section 162(m) of the Internal Revenue Code limits the tax deductibility of certain executive compensation in excess of $1,000,000 for any fiscal year, except for certain “performance-based compensation.” The Compensation Committee does not limit executive compensation to that amount, but considers it as one factor in its decision-making. The 2007 Plan is designed to provide for the grant of awards intended to qualify for tax deductibility under Section 162(m), if certain conditions are met, though the Compensation Committee reserves the right to determine whether to make use of the performance-based compensation exception. In 2014, the Performance Share grants are intended to qualify as “performance-based” under Section 162(m) while TBRSUs and the annual CIP are not. The Compensation Committee will continue to evaluate program designs and the ability to maximize compensation tax deductibility in the future.

Policies and Practices

Share Ownership Guidelines: To enhance shareholder alignment and ensure commitment to longer-term decision-making that enhances shareholder value, the Company has share ownership guidelines. Executives are required to own a value of stock equal to the salary multiple below within a five-year period:

Position	Salary Multiple
CEO	5X
Other NEOs	3X

As a result of the Company’s separation from Alexander & Baldwin, Inc. and new roles related to leading a public company, Messrs. Cox, Forest and Hoppes started a new five-year measurement period in 2012 to achieve the aforementioned share ownership guidelines. Mr. Wine’s measurement period commenced upon joining the Company in 2011, while Mr. Heilmann’s measurement period started in 2014 in connection with his promotion. All NEOs have met or are on track to meet this requirement within the prescribed five year period.

Equity Granting Policy: Equity awards are typically granted for current employees at the same time of year at the January Compensation Committee meeting, and the meeting is generally scheduled on the fourth Wednesday of the month. Equity grants for new hires or promoted employees are approved at regularly scheduled Compensation Committee meetings, which meetings are scheduled approximately 8-12 months in advance of the meeting date. The timing of these grants is made without regard to anticipated earnings or other major announcements by the Company. The exercise price for stock option grants under the 2007 Plan is the closing price on the date of the grant, as specified by the 2007 Plan.

Policy Regarding Speculative Transactions and Hedging: The Company has adopted a formal policy prohibiting directors, officers and employees from (i) entering into speculative transactions, such as trading in options, warrants, puts and calls or similar instruments, involving Matson stock, or (ii) hedging or monetization transactions, such as zero-cost collars and forward sale contracts, involving Matson stock.

Policy Regarding Recoupment of Certain Compensation: The Company has adopted a formal “clawback” policy for senior management, including all NEOs. Pursuant to such policy, the Company will seek to recoup certain incentive compensation, including cash bonuses and equity awards based upon the achievement of financial performance metrics, from executives in the event that the Company is required to restate its consolidated financial statements.

Compensation Risk Assessment: Matson conducted a detailed compensation risk assessment and concluded that the risks arising from the Company’s compensation policies and practices are not reasonably likely to have a material adverse effect on the Company.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the CD&A section of this Proxy Statement with management and, based on these discussions and review, it has recommended to the Board of Directors that the CD&A disclosure be included in this Proxy Statement.

The foregoing report is submitted by Dr. Chun (Chairman), Mr. Baird and Mr. Watanabe.

Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee is, or was during or prior to fiscal 2014, an officer or employee of the Company or any of its subsidiaries.  None of the Company’s executive officers serves or served as a director or member of the compensation committee of another entity where an executive officer of such other entity serves or served as a director or member of the Compensation Committee of the Company.

Summary Compensation Table

The following table summarizes the compensation paid by Matson to the NEO’s in 2014, 2013 and 2012:

2014 SUMMARY COMPENSATION TABLE

								Change in
								Pension Value
								and
								Nonqualified
							Non-Equity	Deferred
				Stock		Option	Incentive Plan	Compensation	All Other
Name and		Salary	Bonus	Awards		Awards	Compensation	Earnings	Compensation		Total
Principal Position	Year	($)	($)	($)(1)		($)(2)	($)(3)	($)(4)	($)		($)
(a)	(b)	(c)	(d)	(e)		(f)	(g)	(h)	(i)		(j)
Matthew J. Cox	2014	633,778	—	1,900,024	(5)	—	1,185,726	264,785	84,152	(6)	4,068,465
President and Chief Executive	2013	616,977	—	2,415,049		—	470,324	0	69,637		3,571,987
Officer (7)	2012	518,592	—	409,634		175,497	603,779	300,052	36,181		2,043,735

Joel M. Wine	2014	454,887	—	550,030	(5)	—	512,690	46,555	42,495	(6)	1,606,657
Senior Vice President and Chief	2013	442,839	—	733,344		—	266,115	34,993	33,634		1,510,925
Financial Officer	2012	422,017	—	385,158		164,993	363,316	11,417	10,298		1,357,199

Ronald J. Forest	2014	317,986	—	300,046	(5)	—	278,225	291,245	27,897	(6)	1,215,399
Senior Vice President,	2013	309,556	—	400,042		—	143,935	0	25,262		878,795
Operations	2012	278,120	—	232,540		67,497	185,618	226,016	20,429		1,010,220

Peter T. Heilmann	2014	297,643	—	300,053	(5)	—	291,968	21,900	25,861	(6)	937,425
Senior Vice President and Chief
Legal Officer (8)

David L. Hoppes	2014	304,713	—	300,046	(5)	—	274,085	250,562	27,608	(6)	1,167,014
Senior Vice President,	2013	267,019	—	400,042		—	139,759	0	24,048		830,868
Ocean Services	2012	262,126	—	232,540		67,497	169,238	122,205	19,754		873,360

(1) Represents the grant-date fair value of time-based restricted stock units and the grant-date fair value of performance-based restricted stock units (assuming the target level of performance is attained) for the fiscal year identified in column (b).

(2) Represents the grant-date fair value of options granted for the fiscal year identified in column (b) based on their Black-Scholes value on the date of grant. See Note 12 of the consolidated financial statements of the Company’s Annual Report on Form 10-K regarding the assumptions underlying the valuation of equity awards. No stock option grants were made in 2013 or 2014.

(3) Represents the NEO’s award under the CIP or the Performance Improvement Incentive Plan (“PIIP”) program (the PIIP is the predecessor plan to the CIP), as applicable, for the fiscal year identified in column (b) payable in cash in February of the following year.

(4) All amounts are attributable to the aggregate change in the actuarial present value of the NEO’s accumulated benefit under all defined benefit and actuarial pension plans.

(5) Includes the grant date fair value of Performance Shares at target of $950,012 for Mr. Cox, $275,015 for Mr. Wine, $150,023 for Mr. Forest, $80,020 for Mr. Heilmann, and $150,023 for Mr. Hoppes. The grant date fair value of these Performance Share awards at maximum are $2,375,031 for Mr. Cox, $687,537 for Mr. Wine, $375,069 for Mr. Forest, $160,040 for Mr. Heilmann, and $375,069 for Mr. Hoppes.

(6) Represents (i) amounts contributed by the Company to the Profit Sharing Retirement Plan ($19,013 for Mr. Cox, $13,647 for Mr. Wine, $9,540 for Mr. Forest, $8,929 for Mr. Heilmann, and $9,141 for Mr. Hoppes), (ii) dividends paid on unvested TBRSUs ($57,339 for Mr. Cox, $21,048 for Mr. Wine, $10,667 for Mr. Forest, $9,429 for Mr. Heilmann, and $10,667 for Mr. Hoppes), and (iii) 401k match ($7,800 for Mr. Cox, $7,800 for Mr. Wine, $7,690 for Mr. Forest, $7,503 for Mr. Heilmann, and $7,800 for Mr. Hoppes).

(7)  Mr. Cox was appointed President and Chief Executive Officer effective June 26, 2012.

(8)  Mr. Heilmann commenced employment with Matson on May 7, 2012 and was appointed Senior Vice President and Chief Legal Officer effective March 1, 2014.

Grants Of Plan-Based Awards

The following table contains information concerning the equity and non-equity grants under Matson’s incentive plans during 2014 for the NEO’s:

2014 GRANTS OF PLAN-BASED AWARDS

								All Other	Grant
								Stock	Date Fair
								Awards:	Value of
		Estimated Future Payouts			Estimated Future Payouts			Number of	Stock
		Under Non-Equity Incentive			Under Equity Incentive			Shares of	and
		Plan Awards(1)			Plan Awards(2)			Stock or	Option
	Grant	Threshold	Target	Maximum	Threshold	Target	Maximum	Units	Awards
Name	Date	($)	($)	($)	(#)	(#)	(#)	(#)(3)(4)	($)(5)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(l)
Matthew J. Cox	—	319,430	638,859	1,277,718	—	—	—	—	—
	1/29/2014	—	—	—	7,557	40,306	100,765	—	950,012
	1/29/2014	—	—	—	—	—	—	40,306	950,012

Joel M. Wine	—	137,560	275,121	550,241	—	—	—	—	—
	1/29/2014	—	—	—	2,188	11,668	29,170	—	275,015
	1/29/2014	—	—	—	—	—	—	11,668	275,015

Ronald J. Forest	—	80,134	160,267	320,535	—	—	—	—	—
	1/29/2014	—	—	—	1,193	6,365	15,913	—	150,023
	1/29/2014	—	—	—	—	—	—	6,365	150,023

Peter T. Heilmann	—	77,250	154,500	309,000	—	—	—	—	—
	1/29/2014	—	—	—	849	3,395	6,790	—	80,020
	1/29/2014	—	—	—	—	—	—	5,092	120,018
	2/26/2014	—	—	—	—	—	—	4,197	100,015

David L. Hoppes	—	77,765	155,530	311,060	—	—	—	—	—
	1/29/2014	—	—	—	1,193	6,365	15,913	—	150,023
	1/29/2014	—	—	—	—	—	—	6,365	150,023

(1)   Amounts reflected in this section relate to estimated payouts under the CIP. The value of the actual payouts is included in the Non-Equity Incentive Compensation column of the Summary Compensation Table.

(2)   Amounts in this section reflect Performance Share grants made in 2014 with vesting determined at the end of the 3-year performance period as of December 31, 2016. Actual number of Performance Shares earned will be determined based on the Company’s 3-year annual average ROIC and, with exception of Mr. Heilmann, 3-year TSR measured relative to the companies comprising the S&P Transportation Select Industry Index and S&P MidCap 400 Index.

(3)   Amounts in this section reflect TBRSU grants.

(4)   No stock option grants were made in 2014.

(5)   Based upon the $23.57 closing price of Matson common stock on the date of grant for January awards and $23.83 for the February award.

The CIP is based on corporate and individual goals. Performance measures, weighting of goals and target opportunities are discussed in the Compensation Discussion & Analysis Section entitled “Components of Executive Compensation — Annual Cash Incentives”.

Under the 2007 Plan, the Company has issued stock options that vest in equal increments over three years and have a maximum term of 10 years. They continue to vest and are exercisable for three years after disability, normal retirement at age 65 or older or approved early retirement at age 55 (with five years of service). Vesting automatically accelerates in the event of death and the executive’s personal representative has up to 12 months to exercise the stock options. Stock options granted under the 2007 Plan automatically vest on the specified effective date of a change in control if the participant is involuntarily terminated or awards are not assumed or replaced by the successor company. If an employee is terminated due to misconduct or engages in conduct considered materially detrimental to the business, then the option terminates immediately. If an employee ceases to be employed for any other reason the option may be exercised within three months of termination to the degree vested at the time of termination. Stock options cannot be re-priced under the 2007 Plan without shareholder approval.  No stock options were granted in 2013 or 2014.

Under the 2007 Plan, the Company has issued TBRSUs that vest in equal increments over three years. TBRSUs that are unvested will automatically vest upon death or permanent disability. TBRSUs will partially vest on a prorated basis upon normal retirement at age 65 or older or approved early retirement at age 55 (with five years of service). Upon the effective date of any change in control, any unvested TBRSUs automatically vest if the participant is involuntarily terminated or awards are not assumed or replaced by the successor company. Under the 2007 Plan, grantees receive dividend equivalents on the full amount of TBRSUs granted, regardless of vesting, at the same rate as is payable on the Company’s common stock.

In January 2014, the Company granted Performance Shares.  The actual number of Performance Shares earned will be determined at the end of the performance period as of December 31, 2016 based on the Company’s 3-year annual average ROIC (primary measure) and, except with respect to Mr. Heilmann, 3-year TSR measured relative to the companies comprising the S&P Transportation Select Industry Index and S&P MidCap 400 Index (award modifier), as shown in the table below. Actual performance at the target performance level for the ROIC measure results in earning 100 percent of the target Performance Share award; actual performance at the 80% threshold level ROIC results in earning 25 percent of the target award; actual performance below the threshold ROIC level results in no awards earned; and actual performance at the extraordinary ROIC level results in earning the maximum number of units equal to 200 percent of the target number of Performance Shares. For actual performance between threshold, target and extraordinary, awards are determined on a prorated basis. If TSR performance is at the 50th percentile of the market indexes, there is no modification to the number of Performance Shares earned based on ROIC; if TSR performance is at or better than the 75th percentile of the market indexes, the number of Performance Shares earned will be increased by 25%; if TSR performance is at or below the 25th percentile of the market indexes, the number of Performance Shares earned will be reduced by 25%. Award adjustment for relative TSR results between these performance levels will be interpolated on a straight-line basis. Maximum total Performance Shares awarded can be up to 250% of target. If participants receiving a Performance Share award terminate employment prior to vesting for any reason other than death, permanent disability, normal retirement or approved early retirement, their awards will not vest. If a participant terminates due to death, permanent disability, normal retirement or approved early retirement, his or her award will be prorated on the basis of the number of full or partial months employed during the performance period and the actual amount earned at the end of the performance period. If there is a change in control, the performance vesting requirements applicable to the Performance Shares will terminate and the number of Performance Shares that may become issuable to each participant will become fixed based on the formula described below under the heading “Other Potential Post-Employment Payments” and any unvested Performance Shares will automatically vest if the participant is involuntarily terminated or awards are not assumed or replaced by the successor company. No dividend equivalents are paid on outstanding Performance Shares.

TSR Modifier and Payout Adjustment:

Relative TSR Performance	TSR Modifier Adjustment
>75th percentile	+25%
50th percentile	0%
< 25th percentile	-25%

Adjustment for TSR Modifier between performance levels will be interpolated on a straight-line basis:

	ROIC Performance		TSR Performance
Performance Level	Performance as a % of Target	Payout as a % of Target	TSR Modifier	Total Payout as a % of Target
Extraordinary	120%	200%	-25% to +25%	150% - 250%
Target	100%	100%	-25% to +25%	75% - 125%
Threshold	80%	25%	-25% to +25%	18.75% - 31.25%

Outstanding Equity Awards at Fiscal Year End

The following table contains information concerning the outstanding equity awards owned by the NEOs on December 31, 2014:

2014 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

	Option Awards						Stock Awards
										Equity Incentive		Equity Incentive
				Equity Incentive						Plan Awards:		Plan Awards:
				Plan Awards:					Market Value	Number of		Market or
	Number of	Number of		Number of			Number of		of Shares or	Unearned		Payout Value of
	Securities	Securities		Securities			Shares or		Units of	Shares, Units		Unearned
	Underlying	Underlying		Underlying			Units of		Stock that	or Other Rights		Shares, Units
	Unexercised	Unexercised		Unexercised	Option	Option	Stock that		Have Not	that Have		or Other Rights
	Options	Options		Unearned	Exercise	Expiration	Have Not		Vested	Not		that Have Not
Name	Exercisable (#)	Unexercisable (#)		Options (#)	Price	Date	Vested (#)		($)(1)	Vested (#)(2)		Vested ($)
(a)	(b)	(c)		(d)	(e)($)	(f)	(g)		(h)	(i)		(j)
Matthew J. Cox	16,378			N/A	26.94	1/24/2016	86,878	(3)	2,999,029	68,198	(4)	2,354,195
	21,426				24.72	1/23/2017
	35,042				23.28	1/29/2018
	59,065				11.97	1/27/2019
	53,764				16.94	1/26/2020
	42,624				20.84	1/25/2021
	21,240	10,621	(5)		23.74	1/24/2022

Joel M. Wine	60,381			N/A	21.46	8/31/2021	28,719	(6)	991,380	21,895	(7)	755,815
	19,969	9,985	(8)		23.74	1/24/2022

Ronald J. Forest	7,214			N/A	26.94	1/24/2016	15,727	(9)	542,896	11,944	(10)	412,307
	9,327				24.72	1/23/2017
	16,491				23.28	1/29/2018
	6,272				16.94	1/26/2020
	16,394				20.84	1/25/2021
	8,169	4,085	(11)		23.74	1/24/2022

Peter T. Heilmann	N/A	N/A		N/A			14,433	(12)	498,227	5,627	(13)	194,244

David L. Hoppes	N/A	4,085	(14)	N/A	23.74	1/24/2022	15,727	(15)	542,896	11,944	(16)	412,307

(1) Market value of stock not vested based on closing stock price at year end.

(2) Number of shares represents Performance Shares at target performance.

(3) Vesting date of TBRSUs—2,465 shares on 1/25/2015; 4,067 shares on 1/25/2015; 14,441 shares on 1/23/2015; 14,442 shares on 1/23/2016; 7,438 shares on 1/23/2015; 3,719 shares on 1/23/2016; 13,436 shares on 1/29/2015; and 13,435 shares each on 1/29/2016 and 1/29/2017.

(4) Contingent on meeting performance thresholds, vesting date of performance shares at target—27,892 shares on 1/23/2016; and 40,306 shares on 1/29/2017.

(5) Vesting date of unexercised options—10,621 shares on 1/25/2015.

(6) Vesting date of TBRSUs—2,318 shares on 1/25/2015; 3,824 shares on 1/25/2015; 3,409 shares each on 1/23/2015 and 1/23/2016; 2,727 shares on 1/23/2015; 1,364 shares on 1/23/2016; 3,890 shares on 1/29/2015; and 3,889 shares each on 1/29/2016 and 1/29/2017.

(7) Contingent on meeting performance thresholds, vesting date of performance shares at target—10,227 shares on 1/23/2016; and 11,668 shares on 1/29/2017.

(8) Vesting date of unexercised options— 9,985 shares on 1/25/2015.

(9) Vesting date of TBRSUs—948 shares on 1/25/2015; 1,565 shares on 1/25/2015; 898 shares on 7/2/2015; 1,859 shares on 1/23/2015; 1,860 shares on 1/23/2016; 1,488 shares on 1/23/2015; 744 shares on 1/23/2016; 2,122 shares each on 1/29/2015 and 1/29/2017; and 2,121 shares on 1/29/2016.

(10) Contingent on meeting performance thresholds, vesting date of performance shares at target—5,579 shares on 1/23/2016; and 6,365 shares on 1/29/2017.

(11) Vesting date of unexercised options— 4,085 shares on 1/25/2015.

(12) Vesting date of TBRSUs—1,797 shares on 7/2/2015; 1,115 shares on 1/23/2015; 1,116 shares on 1/23/2016; 744 shares on 1/23/2015; 372 shares on 1/23/2016; 1,698 shares on 1/29/2015; 1,697 shares each on 1/29/2016 and 1/29/2017; and 1,399 shares each on 2/26/2015, 2/26/2016 and 2/26/2017.

(13) Contingent on meeting performance thresholds, vesting date of performance shares at target—2,232 shares on 1/23/2016; and 3,395 shares on 1/29/2017.

(14) Vesting date of unexercised options— 4,085 shares on 1/25/2015.

(15) Vesting date of TBRSUs—948 shares on 1/25/2015; 1,565 shares on 1/25/2015; 898 shares on 7/2/2015; 1,859 shares on 1/23/2015; 1,860 shares on 1/23/2016; 1,488 shares on 1/23/2015; 744 shares on 1/23/2016; 2,122 shares each on 1/29/2015 and 1/29/2017; and 2,121 shares on 1/29/2016.

(16) Contingent on meeting performance thresholds, vesting date of performance shares at target—5,579 shares on 1/23/2016; and 6,365 shares on 1/29/2017.

Option Exercises and Stock Vested

The following table contains information concerning option exercises and stock awards for the NEO’s:

OPTION EXERCISES AND STOCK VESTED FOR 2014

	OPTION AWARDS		STOCK AWARDS
	Number of		Number of
	Shares		Shares
	Acquired on	Value Realized	Acquired on	Value Realized
	Exercise	on Exercise	Vesting	on Vesting
Name	(#)	($)	(#)	($)
(a)	(b)	(c)	(d)	(e)
Matthew J. Cox	11,113	114,908	31,531	824,871
Joel M. Wine	—	—	16,551	434,431
Ronald J. Forest	8,189	85,493	7,957	207,917
Peter T. Heilmann	—	—	3,656	98,388
David L. Hoppes	60,175	689,762	7,957	207,917

The value realized in column (e) was calculated based on the market value of Matson common stock on the vesting date. No amounts realized upon exercise of options or vesting of stock have been deferred.

Pension Benefits

The following table contains information concerning pension benefits for the NEOs at the end of 2014:

PENSION BENEFITS FOR 2014

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)
(a)	(b)	(c)	(d)	(e)
Matthew J. Cox	Qualified Retirement Plan — Traditional portion	10.6	462,998	—
	Qualified Retirement Plan — Cash Balance portion	3.0	38,061	—
	Excess Benefits Plan — Pension portion	13.6	974,663	—

Joel M. Wine	Qualified Retirement Plan — Traditional portion	—	—	—
	Qualified Retirement Plan — Cash Balance portion	3.3	37,620	—
	Excess Benefits Plan — Pension portion	3.0	55,345	—

Ronald J. Forest	Qualified Retirement Plan — Traditional portion	16.8	929,762	—
	Qualified Retirement Plan — Cash Balance portion	3.0	40,527	—
	Excess Benefits Plan — Pension portion	19.8	738,663	—

Peter T. Heilmann	Qualified Retirement Plan — Traditional portion	—	—	—
	Qualified Retirement Plan — Cash Balance portion	2.6	28,785	—
	Excess Benefits Plan — Pension portion	2.6	9,799	—

David L. Hoppes	Qualified Retirement Plan — Traditional portion	22.3	1,364,808	—
	Qualified Retirement Plan — Cash Balance portion	3.0	41,215	—
	Excess Benefits Plan — Pension portion	25.3	987,621	—

Actuarial assumptions used to determine the present values of the pension benefits include: Discount rates for qualified and non-qualified retirement plans of 4.1% and 3.0%, respectively. The assumed retirement age is 65 for Messrs. Wine and Heilmann, and age 62 with 5 years of service (or current age, if greater) for other NEOs. Qualified plan benefits (traditional defined benefit and cash balance) are assumed to be paid on a single life annuity basis (however, cash balance portion could be paid in a lump sum at the election of the executive). The cash balance accounts are projected to the assumed retirement age using 2.41% interest per year (the rate in effect for 2015) with no future pay credits. The projected qualified plan cash balance accounts were converted to life annuities at the assumed retirement age using the annuity conversion interest assumptions and mortality used in Matson’s financial disclosures, i.e., 1.40% (for the first five years), 3.98% (next 15 years) and 5.04% (years in excess of 20) and the Applicable Mortality Table, as defined for lump sum calculations under Section 417(e) of the Internal Revenue Code. The Applicable Mortality Table is defined by the IRS for years through 2015, and for subsequent years, the assumption is that the IRS will continue to apply the same annual mortality improvements as it did through 2015 in each future year.

The Excess Benefits Plan benefits are paid as a lump sum equal to the present value of the traditional defined benefit assumed to be paid on a single life annuity basis plus the cash balance account. The present values were determined based on interest rates (with 40.0% marginal tax rate adjustment) and mortality used in Matson’s financial disclosures, i.e., 0.84% (for the first 5 years), 2.39% (next 15 years) and 3.02% (years in excess of 20) and the Applicable Mortality Table, as defined for lump sum calculations under Section 417(e) of the Internal Revenue Code. The cash balance accounts are projected to the assumed retirement age using 2.41% interest per year (the rate in effect for 2015) with no future pay credits.

Retirement Plan for Employees of Matson. The Retirement Plan for Employees of Matson (the “Qualified Retirement Plan”) provides pension benefits to the Company’s employees including the NEOs. Effective December 31, 2011, the Company froze the benefits that had accumulated under the traditional defined benefit formula under the Qualified Retirement Plan for those salaried non-bargaining unit employees who joined the Company before January 1, 2008 and transitioned them to the same cash balance formula applicable to employees who joined the Company on or after January 1, 2008.

The traditional defined benefit formula was based on participants’ service and average monthly compensation in the five highest consecutive years of their final 10 years of service through December 31, 2011. Compensation included base salary, overtime pay and one-year bonuses. The amounts were expressed as a single life annuity payable at the normal retirement age of 65. An employee became vested after five years of service with the Company or attainment of age 65. An employee may take early retirement at age 55 or older, if the employee has already completed at least five years of service with the Company. If an employee retires early, the same formula for normal retirement is used, although the benefit will be reduced for commencement before age 62 because the employee will receive payment early and over a longer period of time.

Effective January 1, 2012, a cash balance formula provides a retirement benefit equal to 5 percent of an employee’s eligible cash compensation, for each year worked while covered by the cash balance formula, plus interest. The vesting period was reduced from five years to three years for an employee with a cash balance benefit. At retirement or other separation from service, the employee may elect to receive the vested cash balance portion of his Qualified Retirement Plan benefits as a lump sum or an actuarially equivalent annuity.

Matson Excess Benefits Plan. The Excess Benefits Plan was adopted to help the Company meet its objectives for retirement plans, including assisting employees with retirement income planning, increasing the attractiveness of employment with the Company and attracting mid-career executives. The Excess Benefits Plan works together with the Qualified Retirement Plan and Profit Sharing Retirement Plan to provide Company pension benefits and profit sharing contributions in amounts equal to what otherwise would have been provided using the Qualified Retirement Plan’s and Profit Sharing Retirement Plan’s formulas except for the compensation, contribution, and benefits limits imposed by tax law. Effective December 31, 2011, the Company also froze pension benefits that had accumulated under the traditional defined benefit formula under the Excess Benefits Plan and implemented the cash balance formula for eligible employees of the Excess Benefits Plan effective January 1, 2012. Under the pension portion of the Excess Benefits Plan associated with the Qualified Retirement Plan, benefits under the traditional defined benefit formula are payable after the executive’s separation from service in a lump sum that is actuarially equivalent to the annuity form of payment, and the cash balance account is paid as a lump sum. Under the profit sharing portion of the Excess Benefits Plan associated with the Profit Sharing Retirement Plan, amounts are credited to executives’ accounts, to be payable after the executive’s separation from service.

Non-Qualified Deferred Compensation

The following table contains information concerning non-qualified deferred compensation for the NEOs in 2014.

2014 NON-QUALIFIED DEFERRED COMPENSATION

Name	Executive Contributions in Last FY ($)	Registrant Contributions in Last FY ($)(1)	Aggregate Earnings in Last FY ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)(2)
(a)	(b)	(c)	(d)	(e)	(f)
Matthew J. Cox	—	11,213	593	—	45,669
Joel M. Wine	—	5,847	83	—	10,660
Ronald J. Forest	—	1,740	46	—	4,431
Peter T. Heilmann	—	1,129	—	—	1,129
David L. Hoppes	—	1,341	34	—	3,314

(1)   Amounts reflected in this section relate to excess profit sharing retirement contributions made by the Company under the Matson Excess Benefits Plan. These amounts are included in the Summary Compensation Table as 2014 compensation.

(2)   Represents the aggregate balance as of December 31, 2014.

Other Potential Post-Employment Payments

Change in Control Agreements. Matson does not have employment agreements with any of its NEOs. In order to establish agreed-upon terms with its senior executives in connection with a possible future occurrence of a change in control, Matson has entered into Change in Control Agreements with all of the NEOs, which are intended to encourage their continued employment with Matson by providing them with greater security in the event of termination of their employment following a change in control of the ownership of Matson. The Company has adopted a participation policy that extends these agreements only to senior level executives whose employment would be most likely at risk upon a change in control. Each Change in Control Agreement has a term running through December 31, 2014 and is automatically extended for a successive one-year period every January 1st, unless terminated by Matson on or before December 1 of the preceding year. The Change in Control Agreements provide for certain severance benefits if the executive’s employment is terminated by Matson without “cause” or by the executive for “good reason,” in each case as defined in the agreement, following a “Change in Control Event” of Matson, as defined to comply with Internal Revenue Code Section 409A, as follows. Upon termination of employment under these circumstances, the executive will be entitled to receive (i) a lump-sum severance payment equal to two times the sum of the executive’s base salary and target bonus, (ii) pro rata payment at target with respect to outstanding contingent incentive awards for uncompleted performance periods, (iii) lump sum payment of amounts due the executive under deferred compensation plans, and (iv) an amount equal to the spread between the exercise price of outstanding options held by the executive and the fair market value at the time of termination. In addition, Matson will maintain all (or provide similar) employee health and welfare benefit plans for the executive’s continued benefit for a period of two years after termination. Matson will also reimburse executives for individual outplacement counseling services. These are “double trigger” agreements where no payments are made and long-term incentives do not accelerate unless both a change in control and a qualifying termination of employment occurs. In the event that any amount payable to the executive is deemed under the Internal Revenue Code to be made in connection with a change in control of the Company, and such payments would result in the excise tax imposed on “excess parachute payments” under the Internal Revenue Code, the Change in Control Agreements provide that the executive’s payments will be reduced to an amount that would not result in the imposition of the excise tax, to the extent that such reduction would result in a greater after-tax benefit to the executive. No tax gross-up payments are provided by the Change in Control Agreements.

If there is a potential change in control of the Company, the executive agrees to remain in the employ of the Company until the earliest of (1) a date six months after the occurrence of the potential change in control, (2) the termination of the executive’s employment by reason of disability or retirement, or (3) the occurrence of a change in control of the Company.

Executive Severance Plan. The Company also maintains the Severance Plan that covers the NEOs. The purpose of the Severance Plan is to retain key employees and to encourage such employees to use their best business judgment in managing the Company’s affairs. The Severance Plan continues from year to year, subject to a periodic review by the Board of Directors. The Severance Plan provides certain severance benefits if a designated executive is involuntarily terminated without “cause” (as defined in the Severance Plan) or laid off from employment as part of a job elimination/restructuring or reduction in force. Upon such termination of employment, the executive will be entitled to receive an amount equal to six months’ base salary, payable in equal installments over a period of one year continued payment by the Company of life and AD&D insurance premiums for a period of six months and payment of COBRA premiums for continued group health plan coverage for a maximum period of 12 months. If the executive executes a release agreement prepared by the Company, the executive shall receive additional benefits, including an additional six months of base salary and designated benefits, reimbursement for outplacement counseling services and a prorated share of incentive plan awards at target levels under the CIP that would have been payable to the executive had he or she remained employed until the end of the applicable performance period.

Voluntary Resignation. If the executive voluntarily resigns from the Company, no amounts are payable under the Severance Plan or the CIP (other than in the case of voluntary resignation in connection with retirement for benefits under the CIP only). The executive may be entitled to receive retirement and retiree health and medical benefits to the extent those benefits have been earned or vested under the provisions of the plans. The executive may have three to six months after termination to exercise stock options to the degree vested at the time of termination. In addition, the executive would be entitled to any amounts voluntarily deferred (and the earnings accrued) under the deferred compensation plan and the Profit Sharing Retirement Plan.

Treatment of Equity. Upon a change in control, the performance vesting requirements for Performance Shares will terminate and the number of Performance Shares that may be issuable to each participant becomes fixed based on a formula determined by multiplying the target number of shares by either 50% (if the change in control is consummated during the first 18 months of the performance period) or 100% (if the change in control is consummated after the first 18 months of the performance period but prior to the completion of the performance period) (the “Change in Control Shares”).

If the Performance Share awards are assumed or continued by the successor entity (or are replaced with a cash incentive program of comparable value), the awards will continue to vest based on the service vesting requirements through the end of the performance period, on the basis of the number of Change in Control Shares.  If the participant’s employment terminates prior to the end of the performance period by reason of the participant’s early retirement, normal retirement, death, or permanent disability, then, upon a change in control or, if later, separation from service, the participant will vest in a pro-rated portion of the Change in Control Shares based on the number of months of service completed by the participant during the performance period.  Additionally, if the awards are assumed or continued by the successor entity, and a participant has an involuntary termination without cause or resigns for good reason, in either case within 24 months following the change in control, the participant will become vested in the Change in Control Shares.

If the Performance Share awards are not assumed by the successor entity, and the participant continues in service through the effective date of the change in control, the participant will vest in the Change in Control Shares upon the closing of the change in control.  However, if a participant ceases service prior to a change in control by reason of early retirement, normal retirement, death, or permanent disability then, upon a change in control, the participant will vest in a pro-rated portion of the Change in Control Shares based on the number of months of service completed by the participant during the performance period.

Upon a change in control, there is no accelerated vesting for options or TBRSUs if these awards are either assumed by the successor entity or replaced with a cash incentive program of comparable value.

Other benefits, as described in this section of the Proxy Statement entitled “Pension Benefits”, may include accrued, vested benefits under the Matson Qualified Retirement Plan and the Excess Benefits Plan.

The following tables show the potential value to each executive under various termination-related scenarios, assuming that the termination of employment or other circumstance resulting in payment occurred on December 31, 2014:

EXECUTIVE TERMINATION SCENARIOS

Matthew J. Cox

	Change in Control	Termination	Termination	Voluntary
	w/ Termination ($)	w/o Cause ($) (1)	w/ Cause ($)	Resignation ($)	Retirement ($) (2)	Death ($)	Disability ($) (3)
Cash Severance	3,649,170	1,824,585	—	—	—	—	—
Retirement Benefits
Lump Sum Benefits	980,619	753,143	753,143	753,143	Not yet eligible	753,143	—
Present Value of Annuity (4)	420,993	420,993	420,993	420,993		215,072	—
Health and Welfare Benefits	79,124	35,106	—	—	—	—	—
Outplacement Counseling	10,000	10,000	—	—	—	—	—
Long-Term Incentives (5)	4,772,036	—	—	—	Not yet eligible	4,153,804	4,153,804

Total (lump sum)	9,490,949	2,622,834	753,143	753,143	—	4,906,947	4,153,804
Total (annuity)	420,993	420,993	420,993	420,993	—	215,072	—

Excise Tax Response	No Cap and No Gross Up	N/A	N/A	N/A	N/A	N/A	N/A
Forfeiture to Avoid Excise Tax	—	—	—	—	—	—	—
Total Value Vesting at or After Termination	9,490,949	2,622,834	753,143	753,143	—	4,906,947	4,153,804

Joel M. Wine

	Change in Control	Termination	Termination	Voluntary
	w/ Termination ($)	w/o Cause ($) (1)	w/ Cause ($)	Resignation ($)	Retirement ($) (2)	Death ($)	Disability ($) (3)
Cash Severance	1,942,448	971,224	—	—	—	—	—
Retirement Benefits
Lump Sum Benefits (6)	62,672	—	62,672	62,672	Not yet eligible	62,672	—
Present Value of Annuity (4)	37,620	—	37,620	37,620		39,453	—
Health and Welfare Benefits	76,900	35,106	—	—	—	—	—
Outplacement Counseling	10,000	10,000	—	—	—	—	—
Long-Term Incentives (5)	1,653,271	—	—	—	Not yet eligible	1,447,640	1,447,640

Total (lump sum)	3,191,038	1,016,330	62,672	62,672	—	1,161,690	1,099,018
Total (annuity)	37,620	—	37,620	37,620	—	39,453	—

Excise Tax Response	No Cap and No Gross Up	N/A	N/A	N/A	N/A	N/A	N/A
Forfeiture to Avoid Excise Tax	—	—	—	—	—	—	—
Total Value Vesting at or After Termination	3,191,038	1,016,330	62,672	62,672	—	1,161,690	1,099,018

Ronald J. Forest

	Change in Control	Termination	Termination	Voluntary
	w/ Termination ($)	w/o Cause ($) (1)	w/ Cause ($)	Resignation ($)	Retirement ($) (2)	Death ($)	Disability ($) (3)
Cash Severance	1,197,520	598,760	—	—	—	—	—
Retirement Benefits
Lump Sum Benefits	732,808	776,831	776,831	776,831	776,831	776,831	—
Present Value of Annuity (4)	1,012,814	1,012,814	1,012,814	1,012,814	1,012,814	649,993	—
Health and Welfare Benefits	77,970	35,106	—	—	—	—	—
Outplacement Counseling	10,000	10,000	—	—	—	—	—
Long-Term Incentives (5)	1,030,394	—	—	—	679,363	918,125	918,125

Total (lump sum)	2,746,245	1,420,697	776,831	776,831	—	1,504,778	727,947
Total (annuity)	1,012,814	1,012,814	1,012,814	1,012,814	1,012,814	649,993	—

Excise Tax Response	Capped Benefits	N/A	N/A	N/A	N/A	N/A	N/A
Forfeiture to Avoid Excise Tax	(226,003)	—	—	—	—	—	—
Total Value Vesting at or After Termination	2,520,242	1,420,697	776,831	776,831	—	1,504,778	727,947

Peter T. Heilmann

	Change in Control	Termination	Termination	Voluntary
	w/ Termination ($)	w/o Cause ($) (1)	w/ Cause ($)	Resignation ($)	Retirement ($) (2)	Death ($)	Disability ($) (3)
Cash Severance	1,201,936	600,968	—	—	—	—	—
Retirement Benefits
Lump Sum Benefits (6)	10,906	—	—	—	Not yet eligible	—	—
Present Value of Annuity (4)	—	—	—	—		—	—
Health and Welfare Benefits	74,175	34,977	—	—	—	—	—
Outplacement Counseling	10,000	10,000	—	—	—	—	—
Long-Term Incentives (5)	633,874	—	—	—	Not yet eligible	583,262	583,262

Total (lump sum)	1,795,244	645,945	—	—	—	498,227	498,227
Total (annuity)	—	—	—	—	—	—	—

Excise Tax Response	No Cap and No Gross Up	N/A	N/A	N/A	N/A	N/A	N/A
Forfeiture to Avoid Excise Tax	—	—	—	—	—	—	—
Total Value Vesting at or After Termination	1,795,244	645,945	—	—	—	498,227	498,227

David L. Hoppes

	Change in Control	Termination	Termination	Voluntary
	w/ Termination ($)	w/o Cause ($) (1)	w/ Cause ($)	Resignation ($)	Retirement ($) (2)	Death ($)	Disability ($) (3)
Cash Severance	1,170,290	585,145	—	—	—	—	—
Retirement Benefits
Lump Sum Benefits	936,236	987,621	987,621	987,621	987,621	987,621	—
Present Value of Annuity (4)	1,372,854	1,372,854	1,372,854	1,372,854	1,372,854	835,041	—
Health and Welfare Benefits	59,135	24,540	—	—	—	—	—
Outplacement Counseling	10,000	10,000	—	—	—	—	—
Long-Term Incentives (5)	889,379	—	—	—	485,891	777,111	777,111

Total (lump sum)	2,762,593	1,607,306	987,621	987,621	—	1,574,553	586,932
Total (annuity)	1,372,854	1,372,854	1,372,854	1,372,854	1,372,854	835,041	—

Excise Tax Response	Capped Benefits	N/A	N/A	N/A	N/A	N/A	N/A
Forfeiture to Avoid Excise Tax	(237,363)	—	—	—	—	—	—
Total Value Vesting at or After Termination	2,525,231	1,607,306	987,621	987,621	—	1,574,553	586,932

(1)                                     Assumes execution of an acceptable release agreement as provided by the Severance Plan.

(2)                                     Normal retirement is at age 65. An employee with five years of service may retire at age 62 with unreduced traditional defined benefit pension benefits under Qualified Retirement Plan. Employees may elect early retirement after attaining 55 years of age and completing five years of service. Messrs. Forest and Hoppes are the only NEOs eligible for early retirement as of year-end.

(3)                                     If an NEO is disabled, he will continue to accrue credited vesting service as long as he is continuously receiving disability benefits under Matson’s sickness benefits plan or long-term disability benefit plan. Should the NEO stop receiving disability benefits, the accrual of credited vesting service will cease. Upon the later of attainment of age 65 or the date at which he is no longer eligible for disability benefits, the NEO will be entitled to receive a pension benefit based on his years of credited benefit service and his compensation prior to his becoming disabled.

(4)                                     Represents the present value of amount paid as an annuity.

(5)                                     Includes the gain, if any, on accelerated stock options and the value of accelerated restricted stock based on the closing share price on December 31, 2014.

(6)                                     Not yet vested except for Excess Benefits Plan under change in control scenario.

All amounts shown are lump-sum payments, unless otherwise noted. Assumptions used in the tables above include: Discount rates for qualified and non-qualified retirement plans of 4.1% and 3.0%, respectively. The assumed retirement age is the current age if eligible for early retirement (at least age 55 with 5 years of service); otherwise it is the normal retirement age 65. Qualified plan benefits (traditional defined benefit and cash balance) are assumed to be paid on a single life annuity basis (however, the cash balance portion could be paid in a lump sum). The cash balance accounts are projected to the assumed retirement age using 2.41% interest per year (the rate in effect for 2014) with no future pay credits. The projected qualified plan cash balance accounts were converted to life annuities at the assumed retirement age using the annuity conversion interest assumptions and mortality used in Matson’s financial disclosures, i.e., 1.40% (for the first 5 years), 3.98% (next 15 years) and 5.04% (years in excess of 20) and the Applicable Mortality Table, as defined for lump sum calculations under Section 417(e) of the Internal Revenue Code. The Applicable Mortality Table is defined by the IRS for years through 2014, and for subsequent years, the assumption is that the IRS will continue to apply the same annual mortality improvements as it did through 2014 in each future year.

The Excess Benefits Plan benefits are paid, upon termination, as a lump sum equal to the present value of the traditional defined benefit assumed to be paid on a single life annuity basis plus the cash balance account. These present values were based on interest rates and mortality used in Matson’s financial disclosures, i.e., for change in control lump sums (with 40% marginal tax rate adjustment): 0.84% (for the first 5 years), 2.39% (next 15 years) and 3.02% (years in excess of 20); for other scenarios (with 40% marginal tax rate adjustment): 0.89% (for the first 5 years), 2.95% (next 15 years) and 3.56% (years in excess of 20); and the Applicable Mortality Table, as defined for lump sum calculations under Section 417(e) of the Internal Revenue Code.

Statements in this section that are not historical facts are “forward-looking statements” that involve a number of risks and uncertainties that could cause actual results to differ materially from those contemplated by the relevant forward-looking statement.

PROPOSAL 2 - ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

Shareholders are being asked to vote to approve, on a non-binding, advisory basis, the compensation of our NEOs.

Matson’s compensation philosophy is to align the Company’s objectives with shareholder interests through a compensation program that attracts, motivates and retains talented executives, and rewards outstanding performance. The CD&A section of this Proxy Statement, beginning on page 20, discusses Matson’s policies and procedures that implement compensation philosophy. Highlights of Matson’s compensation program include the following:

•                  Executive compensation is closely aligned with performance. In 2014, approximately 60 percent of the NEOs’ (other than the CEO) target total direct compensation was variable and performance-based, with 80 percent of the CEO’s standard target total direct compensation variable and performance-based. The ratio of variable compensation is consistent with market practices.

•                  The cash incentive compensation paid to Matson’s NEOs in 2014 reflected in the compensation tables in this Proxy Statement illustrate the Company’s commitment to pay for performance. Above target performance of the overall Company goals and above target performance of individual goals resulted in payouts for NEOs ranging from approximately 174 percent to 189 percent of their respective targets.

•                  The Performance Share plan uses a multi-year performance measurement period and metrics (ROIC and TSR over a three-year period) to balance Matson’s annual incentive plan focus (annual EBITDA and individual operational goals).

•                  Matson maintains (i) a clawback policy that applies to all senior management, (ii) a policy prohibiting hedging and other speculative transactions involving Company stock, and (iii) stock ownership guidelines for executive officers and Board members.

Promote Good and Discourage Bad Pay Practices. In addition to actions described above, the Company continues to monitor its existing pay practices, as highlighted below, to ensure that it adopts the best practices to the extent they are aligned to the business goals and strategy of the Company, as well as shareholder interests.

Promote Good Pay Practices	Discourage Bad Pay Practices

•                  Change in control agreements (“Change in Control Agreements”) that include double triggers requiring both a change in control event and termination of employment before any severance payments can be made.

•                  Multiple, balanced different performance metrics to determine incentive payments in annual and long-term incentive awards.

•                  Vesting of 50% of annual equity award is tied to achievement of specified performance goals.

•                  Share ownership requirements for senior executives and board members.

•                  Minimum vesting periods of three years on all equity awards to senior executives.

•                  Clawback policy that applies to all senior management.

•                  Policy prohibiting hedging and other speculative transactions involving Company stock.

•                  No employment contracts with any executive officer.

•                  Pay package for the CEO that is in line with the Company’s peer group.

•                  No guaranteed bonus payments to senior executives.

•                  No bonus payouts that are not tied to performance.

•                  No single trigger vesting of equity in change of control.

•                  No pension payouts that are not proportional to pension payouts to employees generally.

•                  No excessive perquisites.

•                  No excessive severance or change in control provisions.

•                  No tax reimbursements or gross-ups.

•                  No dividend or dividend equivalents paid on unvested Performance Shares.

•                  No unreasonable internal pay disparity.

•                  No re-pricing or replacing of underwater stock options, without prior shareholder approval.

The following resolution is being submitted for a shareholder advisory vote at the Annual Meeting:

“RESOLVED, that the Company’s shareholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2015 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the 2014 Summary Compensation Table and the other related tables and disclosure.”

Although the advisory vote is non-binding, the Compensation Committee and the Board will review the results of the vote and consider them in future determinations concerning Matson’s executive compensation program.

The Board of Directors recommends that shareholders vote “FOR” the approval of the resolution relating to executive compensation.

PROPOSAL 3 — APPROVAL OF THE MATERIAL TERMS OF THE PERFORMANCE GOALS UNDER THE COMPANY’S 2007 INCENTIVE COMPENSATION PLAN TO COMPLY WITH SECTION 162(M) OF THE INTERNAL REVENUE CODE

The Company currently maintains the Matson, Inc. 2007 Incentive Compensation Plan (the “Plan”). The Plan provides for the grant of equity-based and cash-based compensation awards (“Awards”) to employees, directors, consultants, and other independent advisors of the Company. The Plan was last approved on March 11, 2010 by the shareholders of Alexander & Baldwin, Inc., the Company’s former parent company prior to the merger and spin-off transaction in June of 2012 which separated Alexander & Baldwin, Inc. and Matson, Inc. into two separate publicly traded companies.  In order to allow certain performance-based awards under the Plan to continue to qualify as tax-deductible performance-based compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “IRC”), the Board of Directors is asking shareholders to re-approve the material terms of the performance goals under the Plan.

Shareholders are being asked only to re-approve the material terms of the performance goals under the Plan at the Annual Meeting. These material terms are the same as those that the shareholders previously approved in 2010. Shareholders are not being asked to approve any amendment to the Plan or to approve the Plan itself. Importantly, the Board of Directors is not asking shareholders to approve an increase in the number of shares available for grant under the Plan or to extend the term of the Plan, which will terminate upon the earliest of (i) April 26, 2017, (ii) the date on which all shares available for issuance have been issued as fully vested shares, or (iii) the termination of all outstanding awards in connection with a change in control.

If the shareholders do not approve the material terms of the performance goals for performance-based awards, there will be no impact on the terms of the Plan. The Plan will continue to remain in existence and both equity-based and cash-based compensation grants may continue to be made in accordance with the terms of the Plan. The only impact on the Company will be that some or all of the value of certain awards that are based on the achievement of one or more performance goals will no longer be deductible under the IRC as a result of the limitations imposed under Section 162(m) of the IRC (“Section 162(m)”).

The Board of Directors believes that it is in the best interests of the Company and its shareholders to enable the Company to implement equity-based and cash-based compensation arrangements that qualify as fully tax deductible performance-based compensation under the Plan. The Board of Directors is therefore asking shareholders to re-approve, for Section 162(m) purposes, the material terms of the performance goals described in this proposal.

In general, Section 162(m) places a limit on the deductibility for federal income tax purposes of the compensation paid to the Company’s Chief Executive Officer (“CEO”) or any of the Company’s three most highly compensated executive officers (other than the Company’s CEO and Chief Financial Officer). These executive officers will be referred to in this proposal as the “Section 162(m) Executives”).  Under Section 162(m), compensation paid to such persons in excess of $1 million in a taxable year of the Company is not generally deductible by the Company. However, compensation that qualifies as “performance-based” under Section 162(m) does not count against this $1 million limitation. One of the requirements of “performance-based” compensation for purposes of Section 162(m) is that the material terms of the performance goals under which compensation may be paid be disclosed to and approved by the Company’s shareholders. In addition, Section 162(m) provides that if the Company retains the authority to change the targets under a performance goal, then the Company must, no later than the first shareholders meeting that occurs in the fifth year following the year in the which prior shareholder approval was obtained, again disclose the material terms of the performance goals to shareholders for re-approval.

For purposes of Section 162(m), the material terms include (i) the employees eligible to receive compensation, (ii) a description of the business criteria on which the performance goal is based, and (iii) the maximum amount of compensation that can be paid to an employee under the performance goal. Each of these aspects of the Plan is discussed in summary below, and shareholder approval of this Proposal will be deemed to constitute approval of each of these aspects of the Plan for purposes of the approval requirements of Section 162(m).

The following summary does not purport to be complete and is subject to, and qualified in its entirety by, the provisions of the Plan, which is attached to this proxy statement as Appendix A. Capitalized terms used herein and not defined shall have the same meanings as set forth in the Plan.

Material Terms of the Performance Goals for Performance-Based Awards under the 2007 Incentive Compensation Plan

Administration. The Compensation Committee will have the exclusive authority to administer the Plan with respect to all executive officers of the Company, including the Section 162(m) Executives. The Compensation Committee’s authority includes the power to determine whether or not to grant any awards under the Plan to the Section 162(m) Executives, and if an award is granted, to determine the terms of that award in accordance with the terms of the Plan.  The Compensation Committee shall have the ability to design an award in order to comply with the requirements for “performance-based compensation” to be exempt from the limitations on deductibility under Section 162(m).  All decisions made by the Compensation Committee within its scope of administrating the Plan shall be final and binding on all parties who have an interest in the Plan.

Types of Performance-Based Awards and Maximum Amount of Compensation:

Performance Based Stock Awards.  The Compensation Committee may grant restricted stock and restricted stock units, the vesting of which are tied to the achievement of predetermined performance objectives.  The Compensation Committee shall have complete discretion to determine the number of shares of the Company’s common stock subject to the restricted stock or restricted stock unit award that are subject to performance, so long as the Award Limitations described below are not exceeded.  The Compensation Committee shall also have the power to select the performance-based conditions that must be satisfied for vesting, provided that in no case shall there be a performance period of less than one year.  An award intended to comply with Section 162(m) must have performance-based conditions selected from the list of performance measures described below.

Performance Share and Performance Unit Grants.  Performance shares and performance units are similar to performance based stock awards, except that they may be settled in shares of common stock, cash or a combination of the two. Each performance share or performance unit grant shall be evidenced by an award agreement that shall specify such terms and conditions as shall be determined at the discretion of the Compensation Committee, including the dollar value or number of the performance shares (which may not exceed the Award Limitations described below) and the performance-based conditions that must be satisfied for vesting.  An award intended to comply with Section 162(m) must have performance-based conditions selected from the list of performance measures described below.  In no case shall a performance share grant have a performance period of less than one year.

Performance Based Cash Awards.  The Compensation Committee may grant cash bonus awards, the vesting of which are tied to the achievement of predetermined performance objectives.  The Compensation Committee shall have the complete discretion to determine the dollar value of the cash bonus award subject to performance, so long as the Award Limitations described below are not exceeded.  The Compensation Committee shall also the power to select the performance-based conditions that must be satisfied for vesting, or payment of the cash bonus award.  An award intended to comply with Section 162(m) must have performance-based conditions selected from the list of performance measures described below. Cash bonus awards may be paid in cash, Shares, or a combination of the two.

DER Awards. The Compensation Committee may also grant dividend equivalent rights awards (“DER Awards”) that represent the right to receive the economic equivalent of each dividend or distribution made per issued and outstanding share of common stock during the term the DER Award remains outstanding.  DER Awards may be issued as stand-alone awards or in tandem with other awards that do not issue Shares at the time of grant (such as a restricted stock unit, performance share or performance unit award).  The Compensation Committee shall have the complete discretion to determine the performance-based conditions that must be satisfied for vesting of the DER Award.  An award intended to comply with Section 162(m) must have performance-based conditions selected from the list of performance measures described below.  All stand-alone DER Awards may not exceed the Award Limitations and all tandem DER Awards will cover the same number of Shares as the Award with which they are paired.  DER Awards may be paid in cash, Shares, or a combination of the two.

Award Limitations. No participant shall be granted awards denominated in terms of Shares (whether payable in Shares, cash or a combination of both) covering, in the aggregate, more than 974,905 Shares in any one calendar year. Additionally, no participant shall be granted awards denominated in terms of cash dollars (whether payable in cash, shares or a combination of both) of more than $5,000,000, measured at the time that the award is granted, in any one calendar year.

Performance Measures for Performance-Based Awards. The Compensation Committee may grant Awards which are intended to qualify as “performance-based compensation” for purposes of deductibility under Section 162(m). For any such Award, the Compensation Committee will establish the performance objectives to be used within 90 days after the commencement of the performance period, or, if less, 25% of the performance period applicable to such Award.

The performance objectives to be used shall be selected from the following list of measures (collectively, the “Performance Goals”): (1) cash flow; (2) earnings  (including gross margin, earnings before interest and taxes, earnings before taxes, earnings before interest, taxes, depreciation, amortization and charges for stock-based compensation, earnings before interest, taxes, depreciation and amortization, and net earnings); (3) earnings per share; (4) growth in earnings or earnings per share; (5) stock price; (6) return on equity or average shareholder equity; (7) total shareholder return or growth in total shareholder return either directly or in relation to a comparative group; (8) return on capital; (9) return on assets or net assets; (10) invested capital, required rate of return on capital or return on invested capital; (11) revenue, growth in revenue or return on sales; (12) income or net income; (13) operating income, net operating income or net operating income after tax; (14) operating profit or net operating profit; (15) operating margin; (16) return on operating revenue or return on operating profit; (17) collections and recoveries; (18) property purchases, sales, investments and construction goals; (19) application approvals; (20) litigation and regulatory resolution goals; (21) occupancy or occupancy rates; (22) leases, contracts or financings, including renewals; (23) overhead, savings, G&A and other expense control goals; (24) budget comparisons; (25) growth in shareholder value relative to the growth of the S&P 400 or S&P 400 Index, the S&P Global Industry Classification Standards (“GICS”) or GICS Index, or another peer group or peer group index; (26) credit rating; (27) development and implementation of strategic plans and/or organizational restructuring goals; (28) development and implementation of risk and crisis management programs; (29) improvement in workforce diversity; (30) net cost per ton; (31) price per container or average price of container; (32) voyage days or vessel scheduling; (33) lift volume per container, volume per container, number of units or size of units; (34) compliance requirements and compliance relief; (35) safety goals; (36) productivity goals; (37) workforce management and succession planning goals; (38) economic value added (including typical adjustments consistently applied from generally accepted accounting principles required to determine economic value added performance measures); (39) measures of  customer satisfaction, employee satisfaction or staff development; (40) development or marketing collaborations, formations of joint ventures or partnerships or the completion of other similar transactions intended to enhance the Company’s revenue or profitability or enhance its customer base; (41) merger and acquisitions; and (42) other similar criteria consistent with the foregoing.

The targeted level or levels of performance with respect to the Performance Goals may be based upon the attainment of specified levels of the Company’s performance under one or more of the Performance Goals relative to the performance of other entities and may also be based on the performance of any of the Company’s business units or divisions or any parent or subsidiary.

Each applicable Performance Goal may include a minimum threshold level of performance below which no Award will be earned, levels of performance at which specified portions of an Award will be earned and a maximum level of performance at which an Award will be fully earned. Each applicable Performance Goal may be structured at the time of grant to provide for appropriate adjustment for one or more of the following items: (1) asset impairments or write-downs; (2) litigation judgments or claim settlements; (3) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results; (4) accruals for reorganization and restructuring programs; (5) any extraordinary nonrecurring items; (6) the operations of any business acquired by the Company; (7) the divestiture of one or more business operations or the assets thereof; and (8) any other adjustment consistent with the operation of the Plan.

Awards that are not intended to qualify as “performance-based compensation” under Section 162(m) may be based on these or such other performance measures as the Compensation Committee may determine.

Eligibility. The Plan provides that Awards may be granted to employees, non-employee directors of the Board of Directors, as well as consultants and other independent advisors who provide services to the Company or any parent or subsidiary of the Company, except that incentive stock options may be granted only to employees of the Company and any parent or subsidiary. The approximate number of persons eligible to participate in the Plan is 748.

Amendment and Termination. The Board of Directors may amend or modify the Plan at any time; provided, however, that no amendment that requires shareholder approval in order to maintain qualification of the awards as performance-based compensation under Section 162(m) shall be made without such approval.

Equity Compensation Plan Information

The following table sets forth, as of December 31, 2014, certain information regarding Matson’s equity compensation plan:

Plan Category	Number of shares to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of shares remaining available for future issuance under equity compensation plans (excluding shares reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	1,514,153(1)	$21.24(2)	6,060,599(3)
Equity compensation plans not approved by security holders	—	—	—
Total	1,514,153	$21.24	6,060,599

(1)                     In addition to 851,869 shares subject to outstanding stock option awards, includes 447,637 shares subject to unvested restricted stock unit awards and 214,647 shares subject to unvested Performance Share awards.

(2)                     As restricted stock unit and Performance Share awards do not have exercise prices, the weighted average exercise price is computed using only outstanding stock option awards.

(3)                     These shares are available for issuance under the Company’s 2007 Incentive Compensation Plan.

The Board of Directors recommends that shareholders vote “FOR” the approval of the material terms of the performance goals under the Matson, Inc. 2007 Incentive Compensation Plan to comply with Section 162(m) of the Internal Revenue Code.

AUDIT COMMITTEE REPORT

The Audit Committee provides assistance to the Board of Directors in fulfilling its obligations with respect to matters involving the accounting, auditing, financial reporting, internal control and legal compliance functions of Matson, including the review and approval of all related person transactions required to be disclosed in this Proxy Statement. Among other things, the Audit Committee reviews and discusses with management and Deloitte & Touche LLP, Matson’s independent registered public accounting firm, the results of the year-end audit of Matson, including the auditors’ report and audited consolidated financial statements. In this context, the Audit Committee has reviewed and discussed Matson’s audited consolidated financial statements with management, has discussed with Deloitte & Touche LLP the matters required to be discussed under applicable Public Company Accounting Oversight Board rules and, with and without management present, has discussed and reviewed the results of the independent registered public accounting firm’s audit of the consolidated financial statements.

The Audit Committee has received the written disclosures and the letter from Deloitte & Touche LLP required by the applicable requirements of the Public Company Accounting Oversight Board regarding Deloitte & Touche LLP’s communications with the Audit Committee concerning independence, and has discussed with Deloitte & Touche LLP its independence from Matson. The Audit Committee has determined that the provision of non-audit services rendered by Deloitte & Touche LLP to Matson is compatible with maintaining the independence of Deloitte & Touche LLP from Matson in the conduct of its auditing function.

In compliance with applicable SEC rules, the Audit Committee has adopted policies and procedures for Audit Committee approval of audit and non-audit services. Under such policies and procedures, the Audit Committee pre-approves or has delegated to the Chair of the Audit Committee authority to pre-approve all audit and non-prohibited, non-audit services performed by the independent registered public accounting firm in order to provide that such services do not impair the auditor’s independence. Any additional proposed services or costs exceeding pre-approved cost levels require additional pre-approval as described above. The Audit Committee may delegate pre-approval authority to one or more of its members for services not to exceed a specific dollar amount per engagement. Requests for pre-approval include a description of the services to be performed, the fees to be charged and the expected dates that the services will be performed.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that Matson’s audited consolidated financial statements be included in Matson’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014 for filing with the SEC. The Audit Committee also has appointed Deloitte & Touche LLP as Matson’s independent registered public accounting firm.

The foregoing report is submitted by Ms. Lau (Chair), Mr. Baird and Admiral Fargo.

PROPOSAL 4 — RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has appointed Deloitte & Touche LLP as the independent registered public accounting firm of Matson for the ensuing year, and the Audit Committee recommends that shareholders vote in favor of ratifying such appointment. Deloitte & Touche LLP and its predecessors have served Matson (and its predecessor companies) since 1957. Although ratification of this appointment is not required by law, the Board believes that it is desirable as a matter of corporate governance. If shareholders do not ratify the appointment of Deloitte & Touche LLP, it will be considered as a recommendation to the Board and the Audit Committee to consider the retention of a different firm. Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting, where they will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders.

For the years ended December 31, 2014 and December 31, 2013, professional services were performed by Deloitte & Touche LLP (including consolidated affiliates) as follows:

Audit Fees.  The aggregate fees billed for the audit of the Company’s annual consolidated financial statements included in the Company’s Annual Report on Form 10-K, including Sarbanes-Oxley Section 404 attestation-related work, for the reviews of the interim consolidated financial statements included in the Company’s Quarterly Reports on Form 10-Q, and for audit services provided in connection with other regulatory or statutory filings for the fiscal years ended December 31, 2014 and December 31, 2013 were approximately $1,711,000 and $1,546,000, respectively.

Audit-Related Fees.  The aggregate fees billed for audit-related services for the fiscal years ended December 31, 2014 and December 31, 2013 were $228,000 and $189,701, respectively, and were related to audits of the Company’s employee benefit plans and consultations on accounting issues.

Tax Fees.  There were no fees billed for tax services for the fiscal years ended December 31, 2014 or December 31, 2013.

All Other Fees.  There were no fees billed for services not included above for the fiscal years ended December 31, 2014 or December 31, 2013.

The Board of Directors recommends that shareholders vote “FOR” the ratification of the appointment of the independent registered public accounting firm for the year ending December 31, 2015.

OTHER BUSINESS

The Board of Directors of Matson knows of no other business to be presented for shareholder action at the Annual Meeting. However, should matters other than those included in this Proxy Statement properly come before the Annual Meeting, the proxyholders named in the accompanying proxy will use their best judgment in voting upon them.

SHAREHOLDER PROPOSALS FOR 2016

Proposals of shareholders intended to be presented pursuant to Rule 14a-8 under the Exchange Act at the Annual Meeting of Matson in the year 2016 must be received at the headquarters of Matson on or before the close of business on November 10, 2015 in order to be considered for inclusion in the year 2016 Proxy Statement and proxy. Matson’s Bylaws require that notice of shareholder proposals made outside of Rule 14a-8 under the Exchange Act must be received by the Corporate Secretary, in accordance with the requirements of the Bylaws, not later than December 25, 2015 and not earlier than November 25, 2015.  If the annual meeting is not called for a date which is within 25 days of the anniversary date of the prior annual meeting, a shareholder’s notice must be given not later than 10 days after the date on which notice of the annual meeting was mailed or public disclosure of the date of the annual meeting was made, whichever occurs first.

The Company’s Bylaws provide that no person (other than a person nominated by the Board) will be eligible to be elected a director at an annual meeting of shareholders unless the Corporate Secretary has received, not later than December 25, 2015 and not earlier than November 25, 2015, a written shareholder’s notice in proper form that the person’s name be placed in nomination. If the annual meeting is not called for a date which is within 25 days of the anniversary date of the prior annual meeting, a shareholder’s notice must be given not later than 10 days after the date on which notice of the annual meeting was mailed or public disclosure of the date of the annual meeting was made, whichever occurs first. To be in proper written form, a shareholder’s notice must include information about each nominee and the shareholder making the nomination. The notice also must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.

SHAREHOLDERS WITH THE SAME ADDRESS

The Company may elect to “household” the mailing of the proxy statement and our annual report for individual shareholders sharing an address with one or more other shareholders. This means that only one annual report and proxy statement will be sent to that address unless one or more shareholders at that address specifically elect to receive separate mailings. Shareholders who participate in householding will continue to receive separate proxy cards. Also, householding will not affect dividend check mailings. We will promptly send a separate annual report and proxy statement to a shareholder at a shared address on request. Shareholders with a shared address may also request us to send separate annual reports and proxy statements in the future, or to send a single copy in the future if we are currently sending multiple copies to the same address.

Requests related to householding should be mailed to Matson, Inc., 555 12th Street, Oakland, California 94607, Attn: Corporate Secretary or by calling (510) 628-4000. If you are a shareholder whose shares are held by a bank, broker or other nominee, you can request information about householding from your bank, broker or other nominee.

COPIES OF ANNUAL REPORT ON FORM 10-K

A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014 (including the consolidated financial statements and consolidated financial statement schedules) will be sent to any shareholder without charge by contacting Matson, Inc., 555 12th Street, Oakland, California 94607, Attn: Corporate Secretary, or by calling (510) 628-4000.

By Order of the Board of Directors

PETER T. HEILMANN
Senior Vice President, Chief Legal Officer and Corporate Secretary
March 9, 2015

APPENDIX A

MATSON, INC.

2007 INCENTIVE COMPENSATION PLAN

AS AMENDED AND RESTATED EFFECTIVE JANUARY 28, 2010,

AS ASSUMED BY ALEXANDER & BALDWIN HOLDINGS, INC.

EFFECTIVE JUNE 6, 2012,

AS RENAMED, EFFECTIVE JUNE 29, 2012

AND

AS AMENDED AND RESTATED EFFECTIVE OCTOBER 24, 2012 TO REFLECT

ADJUSTMENTS REQUIRED PURSUANT TO SECTION V.F OF ARTICLE ONE

IN CONNECTION WITH THE SPIN-OFF OF ALEXANDER & BALDWIN, INC.

AND

AS FURTHER AMENDED AND RESTATED EFFECTIVE FEBRUARY 27, 2014 AND JANUARY 29, 2015

ARTICLE ONE

GENERAL PROVISIONS

I.                                        PURPOSE OF THE PLAN

This 2007 Incentive Compensation Plan, as amended and restated, is intended to promote the interests of Matson, Inc., a Hawaii corporation, by providing eligible persons in the Corporation’s service with the opportunity to participate in one or more cash or equity incentive compensation programs designed to encourage them to continue their service relationship with the Corporation.

The 2007 Incentive Compensation Plan was originally adopted by Alexander & Baldwin, Inc., a Hawaii corporation on the Plan Effective Date (the “Original Plan”).  Subsequently the Original Plan was assumed by Alexander & Baldwin Holdings, Inc. (“Holdings”) on June 6, 2012 upon the consummation of the merger of Alexander & Baldwin, Inc. with a wholly-owned subsidiary of Holdings (the “Merger”), pursuant to which Holdings became the parent holding company of Alexander & Baldwin, Inc. in accordance with the terms of the Agreement and Plan of Merger by and among Holdings, Alexander & Baldwin, Inc, and A&B Merger Corporation dated February 13, 2012.  On June 29, 2012 Holdings consummated a spin-off transaction by distributing all of the shares of Alexander & Baldwin, Inc. (formerly known as A&B II, Inc.) to its shareholders (the “Spin-off”) and changed its name to Matson, Inc. (“Matson”) and the Original Plan’s name was changed, effective June 29, 2012 to be named the Matson, Inc. 2007 Incentive Compensation Plan.

Effective as of the Merger, the securities issuable pursuant to the provisions of the Original Plan as assumed by Matson (formerly known as Holdings) are shares of Matson common stock.

Capitalized terms shall have the meanings assigned to such terms in the attached Appendix, and those terms have been revised to reflect the assumption of the Original Plan by Matson and the status of Matson as the successor corporation to Alexander & Baldwin, Inc. and subsequent amendments made to the 2007 Incentive Compensation Plan by Matson from time to time.

II.                                   STRUCTURE OF THE PLAN

A.            The Plan shall be divided into a series of separate incentive compensation programs:

the Discretionary Grant Program under which eligible persons may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock or stock appreciation rights tied to the value of such Common Stock, the Stock Issuance Program under which eligible persons may, at the discretion of the Plan Administrator, be issued shares of Common Stock pursuant to restricted stock awards, restricted stock units, performance shares or other stock-based awards which vest upon the completion of a designated service period or the attainment of pre-established performance milestones, or such shares of Common Stock may be issued through direct purchase or as a bonus for services rendered the Corporation (or any Parent or Subsidiary), the Incentive Bonus Program under which eligible persons may, at the discretion of the Plan Administrator, be provided with incentive bonus opportunities through performance unit awards and special cash incentive programs tied to the attainment of pre-established performance milestones, and the Automatic Grant Program under which eligible non-employee Board members will automatically receive equity awards at designated intervals over their period of continued Board service.

B.            The provisions of Articles One and Six shall apply to all incentive compensation programs under the Plan and shall govern the interests of all persons under the Plan.

III.                              ADMINISTRATION OF THE PLAN

A.            The Compensation Committee (either acting directly or through a subcommittee of two or more members of the Compensation Committee) shall have sole and exclusive authority to administer the Discretionary Grant, Stock Issuance and Incentive Bonus Programs with respect to Section 16 Insiders.  Administration of the Discretionary Grant, Stock Issuance and Incentive Bonus Programs with respect to all other persons eligible to participate in those programs may, at the Board’s discretion, be vested in the Compensation Committee or a Secondary Board Committee, or the Board may retain the power to administer those programs with respect to all such persons.  However, all Awards to non-employee Board members (other than pursuant to the Automatic Grant Program) shall be made by the Compensation Committee (or subcommittee thereof) which shall at the time of any such Award be comprised solely of independent directors, as determined in accordance with the governance standards established by the Stock Exchange on which the Common Stock is at the time primarily traded (the “Independent Directors”).  In addition, any Awards for members of the Compensation Committee (other than pursuant to the Automatic Grant Program) must be authorized by a disinterested majority of the Independent Directors.

B.            Members of the Compensation Committee or any Secondary Board Committee shall serve for such period of time as the Board may determine and may be removed by the Board at any time.  The Board may also at any time terminate the functions of any Secondary Board Committee and reassume all powers and authority previously delegated to such committee.

C.            Each Plan Administrator shall, within the scope of its administrative functions under the Plan, have full power and authority (subject to the provisions of the Plan) to establish such rules and regulations as it may deem appropriate for proper administration of the Discretionary Grant, Stock Issuance and Incentive Bonus Programs and to make such determinations under, and issue such interpretations of, the provisions of those programs and any outstanding Awards thereunder as it may deem necessary or advisable.  Decisions of the Plan Administrator within the scope of its administrative functions under the Plan shall be final and binding on all parties who have an interest in the Discretionary Grant, Stock Issuance and Incentive Bonus Programs under its jurisdiction or any Award thereunder.

D.            Service as a Plan Administrator by the members of the Compensation Committee or the Secondary Board Committee shall constitute service as Board members, and the members of each such committee shall accordingly be entitled to full indemnification and reimbursement as Board members for their service on such committee.  No member of the Compensation Committee or the Secondary Board Committee shall be liable for any act or omission made in good faith with respect to the Plan or any Award thereunder.

E.             Administration of the Automatic Grant Program shall be self-executing in accordance with the terms of that program, and no Plan Administrator shall exercise any discretionary functions with respect to any Awards made under that program, except that the Compensation Committee (or subcommittee thereof) shall have the express authority to establish from time to time the applicable dollar amount to be used to determine the specific number of shares of Common Stock  for which the initial and annual Awards are to be made to the non-employee Board members in accordance with the dollar value formula set forth in Article Five.

IV.                               ELIGIBILITY

A.      The persons eligible to participate in the Plan are as follows:

(i)                                     Employees,

(ii)                                  Non-employee members of the Board or the board of directors of any Parent or Subsidiary, and

(iii)                               Consultants and other independent advisors who provide services to the Corporation (or any Parent or Subsidiary).

B.            The Plan Administrator shall have full authority to determine, (i) with respect to Awards made under the Discretionary Grant Program, which eligible persons are to receive such Awards, the time or times when those Awards are to be made, the number of shares to be covered by each such Award, the time or times when the Award is to become exercisable, the vesting schedule (if any) applicable to the Award, the maximum term for which such Award is to remain outstanding and the status of a granted option as either an Incentive Option or a Non-Statutory Option; (ii) with respect to Awards under the Stock Issuance Program, which eligible persons are to receive such Awards, the time or times when the Awards are to be made, the number of shares subject to each such Award, the vesting and issuance schedules applicable to the shares which are the subject of such Award, the cash consideration (if any) payable for those shares and the form (cash or shares of Common Stock) in which the Award is to be settled; and (iii) with respect to Awards under the Incentive Bonus Program, which eligible persons are to receive such Awards, the time or times when the Awards are to be made, the performance objectives for each such Award, the amounts payable at designated levels of attained performance, any applicable service vesting requirements, the payout schedule for each such Award and the form (cash or shares of Common Stock) in which the Award is to be settled.

C.            The Plan Administrator shall have the absolute discretion to grant options or stock appreciation rights in accordance with the Discretionary Grant Program, to effect stock issuances and other stock-based awards in accordance with the Stock Issuance Program and to grant incentive bonus awards in accordance with the Incentive Bonus Program.

D.            The individuals who shall be eligible to participate in the Automatic Grant Program shall be limited to (i) those individuals who first become non-employee Board members on or after the Plan Effective Date, whether through appointment by the Board or election by the Corporation’s stockholders, and (ii) those individuals who continue to serve as non-employee Board members on or after the Plan Effective Date.  A non-employee Board member who has previously been in the employ of the Corporation (or any Parent or Subsidiary) shall not be eligible to receive a grant under the Automatic Grant Program at the time he or she first becomes a non-employee Board member, but shall be eligible to receive periodic grants under the Automatic Grant Program while he or she continues to serve as a non-employee Board member.

V.                                    STOCK SUBJECT TO THE PLAN

A.            The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Corporation on the open market.  The number of shares of Common Stock reserved for issuance over the term of the Plan shall be limited to Eight Million Six Hundred Sixty-Two Thousand Two Hundred Four (8,662,204) shares.  Such share reserve includes (i) the original Two Million Two Hundred Fifteen Thousand (2,215,000) shares of Common Stock authorized for issuance under the Plan, (ii) an additional Two Million Two Hundred Thousand (2,200,0000) shares of Common Stock authorized by the Board on January 28, 2010 and approved by the stockholders at the 2010 Annual Meeting, (iii) an additional Five Hundred Sixty-Nine Thousand Eighty-Five (569,085) shares authorized pursuant to Section V.B of Article One below as of June 29, 2012 and (iv) an additional Three Million Six Hundred Seventy-Eight Thousand One Hundred Nineteen (3,678,119) shares of Common Stock authorized pursuant to Section V.F of Article One as a result of Spin-off.

B.            The Plan shall serve as the successor to the Predecessor Plans, and no further stock option grants or unvested share awards shall be made under the Predecessor Plans on or after the Plan Effective Date.  However, all option grants and unvested share awards outstanding under the Predecessor Plans on the Plan Effective Date shall continue in full force and effect in accordance with their terms, and no provision of this Plan shall be deemed to affect or otherwise modify the rights or obligations of the holders of those awards with respect to their acquisition of shares of Common Stock thereunder.  To the extent any options outstanding under the Predecessor Plans on the Plan Effective Date expire or terminate unexercised or any unvested shares outstanding under the Predecessor Plans on the Plan Effective Date are forfeited or repurchased by the Corporation at the original issue price, the number of shares of Common Stock subject to those expired or terminated options at the time of expiration or termination and the number of such forfeited or repurchased shares shall be added to the share reserve under this Plan and shall accordingly be available for issuance hereunder, up to a maximum of an additional Nine Hundred Twenty-One Thousand Eight Hundred Thirty-Five (921,835) shares, as adjusted pursuant to Section V.F of Article One as a result of Spin-off.

C.            The maximum number of shares of Common Stock that may be issued pursuant to Incentive Options granted under the Plan shall not exceed Eight Million Six Hundred Eight Thousand Four Hundred Seventeen (8,608,417) shares, as adjusted pursuant to Section V.F of Article One as a result of Spin-off.

D.            Each person participating in the Plan shall be subject the following limitations:

•                                          for Awards denominated in terms of shares of Common Stock (whether payable in Common Stock, cash or a combination of both), the maximum number of shares of Common Stock for which such Awards (including, without limitation, stock options, stock appreciation rights, restricted stock, restricted stock units and performance shares) may be made to such person in any calendar year shall not exceed Nine Hundred Seventy-Four Thousand Nine Hundred Five (974,905) shares of Common Stock in the aggregate, as adjusted pursuant to Section V.F of Article One as a result of Spin-off, and

•                                          for Awards denominated in terms of cash dollars (whether payable in cash, Common Stock or a combination of both), the maximum dollar amount for which such Awards may be made to such person in any calendar year shall not exceed Five Million Dollars ($5,000,000.00), with such limitation to be measured at the time the Award is made and not at the time the Award becomes payable.

E.             Shares of Common Stock subject to outstanding Awards made under the Plan shall be available for subsequent issuance under the Plan to the extent those Awards expire or terminate for any reason prior to the issuance of the shares of Common Stock subject to those Awards.  Unvested shares issued under the Plan and subsequently forfeited or repurchased by the Corporation, at a price per share not greater than the original issue price paid per share, pursuant to the Corporation’s repurchase rights under the Plan shall be added back to the number of shares of Common Stock reserved for issuance under the Plan and shall accordingly be available for subsequent reissuance.  Should the exercise price of an option under the Plan be paid with shares of Common Stock, then the authorized reserve of Common Stock under the Plan shall be reduced by the gross number of shares for which that option is exercised, and not by the net number of shares issued under the exercised stock option.  Upon the exercise of any stock appreciation right under the Plan, the share reserve shall be reduced by the gross number of shares as to which such right is exercised, and not by the net number of shares actually issued by the Corporation upon such exercise. If shares of Common Stock otherwise issuable under the Plan are withheld by the Corporation in satisfaction of the withholding taxes incurred in connection with the issuance, vesting or exercise of an Award or the issuance of Common Stock thereunder, then the number of shares of Common Stock available for issuance under the Plan shall be reduced on the basis of the gross number of shares issued, vested or exercised under such Award, calculated in each instance prior to any such share withholding.

F.              Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares, spin-off transaction or other change affecting the outstanding Common Stock as a class without the Corporation’s receipt of consideration, or should the value of outstanding shares of Company Stock be substantially reduced as a result of a spin-off transaction or an extraordinary dividend or distribution, or should there occur any merger, consolidation or other reorganization, then equitable adjustments shall be made by the Plan Administrator to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the maximum number and/or class of securities by which the share reserve under the Plan may increase by reason of the expiration or termination of unexercised options or the forfeiture or repurchase of shares under the Predecessor Plans, (iii) the maximum number and/or class of securities that may be issued pursuant to Incentive Options granted under the Plan, (iv) the maximum number and/or class of securities for which any one person may be granted Common Stock-denominated Awards under the Plan per calendar year, (v) the number and/or class of securities and the exercise or base price per share in effect under each outstanding Award under the Discretionary Grant Program, (vi) the number and/or class of securities subject to each outstanding Award under the Stock Issuance Program and the cash consideration (if any) payable per share, (vii) the number and/or class of securities subject to each outstanding Award under the Automatic Grant Program, (viii) the number and/or class of securities for which Awards may subsequently be made to new and continuing non-employee Board members under the Automatic Grant Program, (ix) the number and/or class of securities subject to each outstanding Award under the Incentive Bonus Program denominated in shares of Common Stock and (x) the number and/or class of securities subject to the Corporation’s outstanding repurchase rights under the Plan and the repurchase price payable per share.  The adjustments shall be made in such manner as the Plan Administrator deems appropriate in order to prevent the dilution or enlargement of benefits under the Plan and the outstanding Awards thereunder, and such adjustments shall be final, binding and conclusive. In the event of a Change in Control, however, the adjustments (if any) shall be made solely in accordance with the applicable provisions of the Plan governing Change in Control transactions.

G.            Outstanding Awards granted pursuant to the Plan shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

ARTICLE TWO

DISCRETIONARY GRANT PROGRAM

I.                                        OPTION TERMS

Each option shall be evidenced by one or more documents in the form approved by the Plan Administrator; provided, however, that each such document shall comply with the terms specified below.  Each document evidencing an Incentive Option shall, in addition, be subject to the provisions of the Plan applicable to such options.

A.      Exercise Price.

1.                                      The exercise price per share shall be fixed by the Plan Administrator; provided, however, that such exercise price shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the Award Date.

2.                                      The exercise price shall become immediately due upon exercise of the option and shall, subject to the provisions of the documents evidencing the option, be payable in one or more of the forms specified below:

(i)                                     cash or check made payable to the Corporation,

(ii)                                  shares of Common Stock (whether delivered in the form of actual stock certificates or through attestation of ownership) held for the requisite period (if any) necessary to avoid any resulting charge to the Corporation’s earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date,

(iii)                               shares of Common Stock otherwise issuable under the option but withheld by the Corporation in satisfaction of the exercise price, with such withheld shares to be valued at Fair Market Value on the Exercise Date, and

(iv)                              to the extent the option is exercised for vested shares, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide instructions to (a) a brokerage firm (reasonably satisfactory to the Corporation for purposes of administering such procedure in compliance with the Corporation’s pre-clearance/pre-notification policies) to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable income and employment taxes required to be withheld by the Corporation by reason of such exercise and (b) the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm on such settlement date in order to complete the sale.

Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

B.      Exercise and Term of Options.

1.                                      Each option shall be exercisable at such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the documents evidencing the option.  However, no option shall have a term in excess of ten (10) years measured from the Award Date.

2.                                      The Plan Administrator shall also have the discretionary authority, consistent with Code Section 162(m), to structure one or more Awards under the Discretionary Grant Program so that those Awards shall vest and become exercisable only after the achievement of pre-established corporate performance objectives based on one or more Performance Goals and measured over the performance period specified by the Plan Administrator at the time of the Award.

3.                                      Notwithstanding the foregoing, the following limitations shall apply with respect to the vesting schedules established for the Awards made under the Discretionary Grant Program, subject to the acceleration provisions in Paragraph C.2 below and Section IV of this Article Two:

(i)                                     for any such Award which is to vest on the basis of Service, the minimum vesting period shall be three (3) years, with the rate of vesting over that period to be determined by  the Plan Administrator; and

(ii)                                  for any such Award which is to vest on the basis of performance objectives, the performance period shall have a duration of at least one year.

C.      Effect of Termination of Service.

1.                                      The following provisions shall govern the exercise of any options granted pursuant to the Discretionary Grant Program that are outstanding at the time of the Optionee’s cessation of Service or death:

(i)                                     Any option outstanding at the time of the Optionee’s cessation of Service for any reason shall remain exercisable for such period of time thereafter as shall be determined by the Plan Administrator and set forth in the documents evidencing the option, but no such option shall be exercisable after the expiration of the option term.

(ii)                                  Any option held by the Optionee at the time of the Optionee’s death and exercisable in whole or in part at that time may be subsequently exercised by the personal representative of the Optionee’s estate or by the person or persons to whom the option is transferred pursuant to the Optionee’s will or the laws of inheritance or by the Optionee’s designated beneficiary or beneficiaries of that option.

(iii)                               Should the Optionee’s Service be terminated for Cause or should the Optionee otherwise engage in conduct constituting grounds for a termination for Cause while holding one or more outstanding options granted under this Article Two, then all of those options shall terminate immediately and cease to be outstanding.

(iv)                              During the applicable post-Service exercise period, the option may not be exercised for more than the number of vested shares for which the option is at the time exercisable; provided, however, that one or more options under the Discretionary Grant Program may be structured so that those options continue to vest in whole or part during the applicable post-Service exercise period. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any shares for which the option has not been exercised.

2.                                      The Plan Administrator shall have complete discretion, exercisable either at the time an option is granted or at any time while the option remains outstanding, to:

(i)                                     extend the period of time for which the option is to remain exercisable following the Optionee’s cessation of Service from the limited exercise period otherwise in effect for that option to such greater period of time as the Plan Administrator shall deem appropriate, but in no event beyond the expiration of the option term,

(ii)                                  include an automatic extension provision whereby the specified post-Service exercise period in effect for any option granted under this Article Two shall automatically be extended by an additional period of time equal in duration to any interval within the specified post-Service exercise period during which the exercise of that option or the immediate sale of the shares acquired under such option could not be effected in compliance with applicable federal and state securities laws, but in no event shall such an extension result in the continuation of such option beyond the expiration date of the term of that option, and/or

(iii)                               permit the option to be exercised, during the applicable post-Service exercise period, not only with respect to the number of vested shares of Common Stock for which such option is exercisable at the time of the Optionee’s cessation of Service but also with respect to one or more additional installments in which the Optionee would have vested had the Optionee continued in Service.

D.            Stockholder Rights.  The holder of an option shall have no stockholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become a holder of record of the purchased shares.

E.             Repurchase Rights.  The Plan Administrator shall have the discretion to grant options which are exercisable for unvested shares of Common Stock.  Should the Optionee cease Service while such shares are unvested, the Corporation shall have the right to repurchase any or all of those unvested shares at a price per share equal to the lower of (i) the exercise price paid per share or (ii) the Fair Market Value per share of Common Stock at the time of repurchase.  The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right.

F.              Transferability of Options. The transferability of options granted under the Plan shall be governed by the following provisions:

(i)                                     Incentive Options.   During the lifetime of the Optionee, Incentive Options shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will or the laws of inheritance following the Optionee’s death.

(ii)                                  Non-Statutory Options.  Non-Statutory Options shall be subject to the same limitation on transfer as Incentive Options, except that the Plan Administrator may structure one or more Non-Statutory Options so that the option may be assigned in whole or in part during the Optionee’s lifetime to one or more Family Members of the Optionee or to a trust established exclusively for the Optionee and/or such Family Members, to the extent such assignment is in connection with the Optionee’s estate plan or pursuant to a domestic relations order.  The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment.  The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.

(iii)                               Beneficiary Designations.  Notwithstanding the foregoing, the Optionee may designate one or more persons as the beneficiary or beneficiaries of his or her outstanding options under this Article Two (whether Incentive Options or Non-Statutory Options), and those options shall, in accordance with such designation, automatically be transferred to such beneficiary or beneficiaries upon the Optionee’s death while holding those options.  Such beneficiary or beneficiaries shall take the transferred options subject to all the terms and conditions of the applicable agreement evidencing each such transferred option, including (without limitation) the limited time period during which the option may be exercised following the Optionee’s death.

II.                                   INCENTIVE OPTIONS

The terms specified below shall be applicable to all Incentive Options.  Except as modified by the provisions of this Section II, all the provisions of Articles One, Two and Six shall be applicable to Incentive Options.  Options which are specifically designated as Non-Statutory Options when issued under the Plan shall not be subject to the terms of this Section II.

A.            Eligibility.  Incentive Options may only be granted to Employees.

B.            Dollar Limitation.  The aggregate Fair Market Value of the shares of Common Stock (determined as of the respective date or dates of grant) for which one or more options granted to any Employee under the Plan (or any other option plan of the Corporation or any Parent or Subsidiary) may for the first time become exercisable as Incentive Options during any one calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000).

To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, then for purposes of the foregoing limitations on the exercisability of those options as Incentive Options, such options shall be deemed to become first exercisable in that calendar year on the basis of the chronological order in which they were granted, except to the extent otherwise provided under applicable law or regulation.

C.            10% Stockholder.  If any Employee to whom an Incentive Option is granted is a 10% Stockholder, then the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the Award Date, and the option term shall not exceed five (5) years measured from the Award Date.

III.                              STOCK APPRECIATION RIGHTS

A.            Authority.  The Plan Administrator shall have full power and authority, exercisable in its sole discretion, to grant stock appreciation rights in accordance with this Section III to selected Optionees or other individuals eligible to receive option grants under the Discretionary Grant Program.

B.            Types.  Two types of stock appreciation rights shall be authorized for issuance under this Section III: (i) tandem stock appreciation rights (“Tandem Rights”) and (ii) stand-alone stock appreciation rights (“Stand-alone Rights”).

C.            Tandem Rights.  The following terms and conditions shall govern the grant and exercise of Tandem Rights.

1.                                      One or more Optionees may be granted a Tandem Right, exercisable upon such terms and conditions as the Plan Administrator may establish, to elect between the exercise of the underlying option for shares of Common Stock or the surrender of that option in exchange for a distribution from the Corporation in an amount equal to the excess of (i) the Fair Market Value (on the option surrender date) of the number of shares in which the Optionee is at the time vested under the surrendered option (or surrendered portion thereof) over (ii) the aggregate exercise price payable for such vested shares.

2.                                      Any distribution to which the Optionee becomes entitled upon the exercise of a Tandem Right may be made in (i) shares of Common Stock valued at Fair Market Value on the option surrender date, (ii) cash or (iii) a combination of cash and shares of Common Stock, as specified in the applicable Award agreement.

D.            Stand-Alone Rights.  The following terms and conditions shall govern the grant and exercise of Stand-Alone Rights:

1.                                      One or more individuals eligible to participate in the Discretionary Grant Program may be granted a Stand-Alone Right not tied to any underlying option under this Discretionary Grant Program.  The Stand-Alone Right shall relate to a specified number of shares of Common Stock and shall be exercisable upon such terms and conditions as the Plan Administrator may establish.  In no event, however, may the Stand-Alone Right have a maximum term in excess of ten (10) years measured from the Award Date.  The provisions and limitations of Paragraphs B.2 and B.3 of Section I of this Article Two shall also be applicable to any Stand-Alone Right awarded under the Plan.

2.                                      Upon exercise of the Stand-Alone Right, the holder shall be entitled to receive a distribution from the Corporation in an amount equal to the excess of (i) the aggregate Fair Market Value (on the exercise date) of the shares of Common Stock underlying the exercised right over (ii) the aggregate base price in effect for those shares.

3.                                      The number of shares of Common Stock underlying each Stand-Alone Right and the base price in effect for those shares shall be determined by the Plan Administrator in its sole discretion at the time the Stand-Alone Right is granted.  In no event, however, may the base price per share be less than the Fair Market Value per underlying share of Common Stock on the Award Date.

4.                                      Stand-Alone Rights shall be subject to the same transferability restrictions applicable to Non-Statutory Options and may not be transferred during the holder’s lifetime, except if such assignment is in connection with the holder’s estate plan and is to one or more Family Members of the holder or to a trust established for the holder and/or one or more such Family Members or pursuant to a domestic relations order covering the Stand-Alone Right as marital property.  In addition, one or more beneficiaries may be designated for an outstanding Stand-Alone Right in accordance with substantially the same terms and provisions as set forth in Section I.F of this Article Two.

5.                                      The distribution with respect to an exercised Stand-Alone Right may be made in (i) shares of Common Stock valued at Fair Market Value on the exercise date, (ii) cash or (iii) a combination of cash and shares of Common Stock, as specified in the applicable Award agreement.

6.                                      The holder of a Stand-Alone Right shall have no stockholder rights with respect to the shares subject to the Stand-Alone Right unless and until such person shall have exercised the Stand-Alone Right and become a holder of record of the shares of Common Stock issued upon the exercise of such Stand-Alone Right.

E.             Post-Service Exercise.  The provisions governing the exercise of Tandem and Stand-Alone Rights following the cessation of the recipient’s Service shall be substantially the same as those set forth in Section I.C.1 of this Article Two for the options granted under the Discretionary Grant Program, and the Plan Administrator’s discretionary authority under Section I.C.2 of this Article Two shall also extend to any outstanding Tandem or Stand-Alone Appreciation Rights.

IV.                               CHANGE IN CONTROL

A.            In the event of an actual Change in Control transaction, each outstanding Award under the Discretionary Grant Program shall automatically accelerate so that each such Award shall, immediately prior to the effective date of that Change in Control, become exercisable as to all the shares of Common Stock at the time subject to such Award and may be exercised as to any or all of those shares as fully vested shares of Common Stock.  However, an outstanding Award under the Discretionary Grant Program shall not become exercisable on such an accelerated basis if and to the extent: (i) such Award is to be assumed by the successor corporation (or parent thereof) or is otherwise to continue in full force and effect pursuant to the terms of the Change in Control transaction or (ii) such Award is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing at the time of the Change in Control on any shares as to which the Award is not otherwise at that time exercisable and provides for subsequent vesting and payout of that spread in accordance with the same exercise/vesting schedule in effect for that Award or (iii) the acceleration of such Award is subject to other limitations imposed by the Plan Administrator.  Notwithstanding the foregoing, any Award outstanding under the Discretionary Grant Program on the date of such Change in Control shall be subject to cancellation and termination, without cash payment or other consideration due the Award holder, if the Fair Market Value per share of Common Stock on the date of such Change in Control (or any earlier date specified in the definitive agreement for the Change in Control transaction) is less than the per share exercise or base price in effect for such Award.

B.            All outstanding repurchase rights under the Discretionary Grant Program shall automatically terminate, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, immediately prior to the effective date of an actual Change in Control transaction, except to the extent: (i) those repurchase rights are to be assigned to the successor corporation (or parent thereof) or are otherwise to continue in full force and effect pursuant to the terms of the Change in Control transaction or (ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator.

C.            Immediately following the consummation of the Change in Control, all outstanding Awards under the Discretionary Grant Program shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof) or are otherwise continued in full force and effect pursuant to the terms of the Change in Control transaction.

D.            Each Award which is assumed in connection with a Change in Control or otherwise continued in effect shall be appropriately adjusted, immediately after such Change in Control, to apply to the number and class of securities into which the shares of Common Stock subject to that Award would have been converted in consummation of such Change in Control had those shares actually been outstanding at that time.  Appropriate adjustments to reflect such Change in Control shall also be made to (i) the exercise or base  price per share in effect under each outstanding Award, provided the aggregate exercise or base price in effect for such securities shall remain the same, (ii) the maximum number and/or class of securities available for issuance over the remaining term of the Plan (iii) the maximum number and/or class of securities by which the share reserve under the Plan may increase by reason of the expiration or termination of unexercised options or the forfeiture or repurchase of shares under the Predecessor Plan, (iv) the maximum number and/or class of securities that may be issued pursuant to Incentive Options granted under the Plan, (v) the maximum number and/or class of securities for which any one person may be granted Common Stock-denominated Awards under the Plan per calendar year, (vi) the number and/or class of securities and the exercise or base price per share in effect under each outstanding Award under the Discretionary Grant Program, (vii) the number and/or class of securities subject to each outstanding Award under the Stock Issuance Program and the cash consideration (if any) payable per share, (viii) the number and/or class of securities subject to each outstanding

Award under the Incentive Bonus Program denominated in shares of Common Stock, (ix) the number and/or class of securities subject to each outstanding Award under the Automatic Grant Program, (x) the number and/or class of securities for which Awards may subsequently be made to new and continuing non-employee Board members under the Automatic Grant Program and (xi) the number and/or class of securities subject to the Corporation’s outstanding repurchase rights under the Plan and the repurchase price payable per share. To the extent the actual holders of the Corporation’s outstanding Common Stock receive cash consideration for their Common Stock in consummation of the Change in Control, the successor corporation may, in connection with the assumption or continuation of the outstanding Awards under the Discretionary Grant Program, substitute, for the securities underlying those assumed rights, one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in such Change in Control transaction, provided such common stock is readily traded on an established U.S. securities exchange or market.

E.             The Plan Administrator shall have the discretionary authority to structure one or more outstanding Awards under the Discretionary Grant Program so that those Awards shall, immediately prior to the effective date of an actual Change in Control transaction, become exercisable as to all the shares of Common Stock at the time subject to those Awards and may be exercised as to any or all of those shares as fully vested shares of Common Stock, whether or not those Awards are to be assumed in the Change in Control transaction or otherwise continued in effect.  In addition, the Plan Administrator shall have the discretionary authority to structure one or more of the Corporation’s repurchase rights under the Discretionary Grant Program so that those rights shall terminate immediately prior to the effective date of an actual Change in Control transaction, and the shares subject to those terminated rights shall thereupon vest in full.

F.              The Plan Administrator shall have full power and authority to structure one or more outstanding Awards under the Discretionary Grant Program so that those Awards shall become exercisable as to all the shares of Common Stock at the time subject to those Awards in the event the Optionee’s Service is subsequently terminated by reason of an Involuntary Termination within a designated period following the effective date of any Change in Control transaction in which those Awards do not otherwise fully accelerate.  In addition, the Plan Administrator may structure one or more of the Corporation’s repurchase rights so that those rights shall immediately terminate with respect to any shares held by the Optionee at the time of such Involuntary Termination, and the shares subject to those terminated repurchase rights shall accordingly vest in full at that time.

G.            The portion of any Incentive Option accelerated in connection with a Change in Control shall remain exercisable as an Incentive Option only to the extent the applicable One Hundred Thousand Dollar ($100,000) limitation is not exceeded.  To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Non-Statutory Option under the Federal tax laws.

V.                                    PROHIBITION ON REPRICING PROGRAMS

The Plan Administrator shall not (i) implement any cancellation/regrant program pursuant to which outstanding options or stock appreciation rights under the Plan are cancelled and new options or stock appreciation rights are granted in replacement with a lower exercise price per share, (ii) cancel outstanding options or stock appreciation rights under the Plan with exercise or base prices per share in excess of the then current Fair Market Value per share of Common Stock for consideration payable in cash, equity securities of the Corporation or in the form of any other Award under the Plan, except in connection with a Change in Control transaction, or (iii) otherwise directly reduce the exercise price in effect for outstanding options or stock appreciation rights under the Plan, without in each such instance obtaining stockholder approval.

ARTICLE THREE

STOCK ISSUANCE PROGRAM

I.                                        STOCK ISSUANCE TERMS

Shares of Common Stock may be issued under the Stock Issuance Program, either as vested or unvested shares, through direct and immediate issuances.  Each such stock issuance shall be evidenced by a Stock Issuance Agreement which complies with the terms specified below.  Shares of Common Stock may also be issued under the Stock Issuance Program pursuant to performance shares or restricted stock units which entitle the recipients to receive the shares underlying those Awards upon the attainment of designated performance goals or the satisfaction of specified Service requirements or upon the expiration of a designated time period following the vesting of those Awards.

A.      Issue Price.

1.                                      The issue price per share shall be fixed by the Plan Administrator, but shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the Award Date.

2.                                      Shares of Common Stock may be issued under the Stock Issuance Program for any of the following items of consideration which the Plan Administrator may deem appropriate in each individual instance:

(i)                                     cash or check made payable to the Corporation;

(ii)                                  past services rendered to the Corporation (or any Parent or Subsidiary); or

(iii)                               any other valid consideration under the State in which the Corporation is at the time incorporated.

B.      Vesting Provisions.

1.                                      Shares of Common Stock issued under the Stock Issuance Program may, in the discretion of the Plan Administrator, be fully and immediately vested upon issuance as a bonus for Service rendered or may vest in one or more installments over the Participant’s period of Service or upon the attainment of specified performance objectives.  The elements of the vesting schedule applicable to any unvested shares of Common Stock issued under the Stock Issuance Program shall be determined by the Plan Administrator and incorporated into the Stock Issuance Agreement.  Shares of Common Stock may also be issued under the Stock Issuance Program pursuant to performance shares or restricted stock units which entitle the recipients to receive the shares underlying those Awards upon the attainment of designated performance goals or the satisfaction of specified Service requirements or upon the expiration of a designated time period following the vesting of those Awards, including (without limitation) a deferred distribution date following the termination of the Participant’s Service. Notwithstanding the foregoing, the following limitations shall apply with respect to the vesting schedules established for the Awards made under the Stock Issuance Program, subject to the acceleration provisions in Paragraphs B.6 and B.7 below and Section II of this Article Three:

(i)                                     for any such Award which is to vest on the basis of Service, the minimum vesting period shall be three (3) years, with the rate of vesting over that period to be determined by  the Plan Administrator; and

(ii)                                  for any such Award which is to vest on the basis of performance objectives, the performance period shall have a duration of at least one year.

The foregoing minimum vesting requirements shall not be applicable to any Awards made under the Stock Issuance Program to an individual who is at the time of such Award serving solely in the capacity of a non-employee Board member; provided, however, that any Award made under the Stock Issuance Program to such non-employee Board member must have a minimum vesting period of at least one year, with not greater than monthly pro-rated vesting over that period.

2.                                      The Plan Administrator shall also have the discretionary authority, consistent with Code Section 162(m), to structure one or more Awards under the Stock Issuance Program so that the shares of Common Stock subject to those Awards shall vest (or vest and become issuable) upon the achievement of pre-established corporate performance objectives based on one or more Performance Goals and measured over the performance period specified by the Plan Administrator at the time of the Award.

3.                                      Any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to the Participant’s unvested shares of Common Stock by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares, spin-off transaction, extraordinary dividend or distribution or other change affecting the outstanding Common Stock as a class without the Corporation’s receipt of consideration shall be issued subject to (i) the same vesting requirements applicable to the Participant’s unvested shares of Common Stock and (ii) such escrow arrangements as the Plan Administrator shall deem appropriate.  Equitable adjustments to reflect each such transaction shall also be made by the Plan Administrator to the repurchase price payable per share by the Corporation for any unvested securities subject to its existing repurchase rights under the Plan; provided the aggregate repurchase price shall in each instance remain the same.

4.                                      The Participant shall have full stockholder rights with respect to any shares of Common Stock issued to the Participant under the Stock Issuance Program, whether or not the Participant’s interest in those shares is vested.  Accordingly, the Participant shall have the right to vote such shares and to receive any dividends paid on such shares, subject to any applicable vesting requirements, including (without limitation) the requirement that any dividends paid on shares subject to performance-vesting conditions shall be held in escrow by the Corporation and shall not vest or actually be paid to the Award holder prior to the time those shares vest. The Participant shall not have any stockholder rights with respect to the shares of Common Stock subject to a performance share or restricted stock unit Award until that Award vests and the shares of Common Stock are actually issued thereunder.  However, dividend-equivalent units may be paid or credited, either in cash or in actual or phantom shares of Common Stock, on outstanding performance share or restricted stock unit Awards, subject to such terms and conditions as the Plan Administrator may deem appropriate; provided, however, that no such dividend-equivalent units relating to Awards subject to performance-vesting conditions shall vest or otherwise become payable prior to the time the underlying Award (or portion thereof to which such dividend-equivalents units relate) vests upon the attainment of the applicable performance goals and shall accordingly be subject to cancellation and forfeiture to the same extent as the underlying Award.

5.                                      Should the Participant cease to remain in Service while holding one or more unvested shares of Common Stock issued under the Stock Issuance Program or should the performance objectives not be attained with respect to one or more such unvested shares of Common Stock, then those shares shall be immediately surrendered to the Corporation for cancellation, and the Participant shall have no further stockholder rights with respect to those shares.  To the extent the surrendered shares were previously issued to the Participant for consideration paid in cash or cash equivalent, the Corporation shall repay to the Participant the lower of (i) the cash consideration paid for the surrendered shares or (ii) the Fair Market Value of those shares at the time of cancellation.

6.                                      The Plan Administrator may in its discretion waive the surrender and cancellation of one or more unvested shares of Common Stock which would otherwise occur upon the cessation of the Participant’s Service or the non-attainment of the performance objectives applicable to those shares, but only to the extent such waiver is effected in connection with (i) the Participant’s cessation of Service by reason of death, Permanent Disability, Retirement or Involuntary Termination or (ii) the consummation of a Change in Control transaction.  Any such waiver shall result in the immediate vesting of the Participant’s interest in the shares of Common Stock as to which the waiver applies. However, no vesting requirements tied to the attainment of performance objectives may be waived with respect to shares which were intended at the time of issuance to qualify as performance-based compensation under Code Section 162(m), except in the event of the Participant’s cessation of Service by reason of death or Permanent Disability or as otherwise provided in Section II of this Article Three.

7.                                      Outstanding performance shares or restricted stock units under the Stock Issuance Program shall automatically terminate, and no shares of Common Stock shall actually be issued in satisfaction of those Awards, if the performance goals or Service requirements established for those Awards are not attained or satisfied.  The Plan Administrator, however, shall have the discretionary authority to issue vested shares of Common Stock under one or more outstanding Awards of performance shares or restricted stock units as to which the designated performance goals or Service requirements have not been attained or satisfied, but only in connection with (i) the Participant’s cessation of Service by reason of death, Permanent Disability, Retirement or Involuntary Termination or (ii) the consummation of a Change in Control transaction.  However, no vesting requirements tied to the attainment of performance goals may be waived with respect to Awards which were intended, at the time those Awards were made, to qualify as performance-based compensation under Code Section 162(m), except in the event of the Participant’s death or Permanent Disability or as otherwise provided in Section II of this Article Three.

8.                                      The following additional requirements shall be in effect for any performance shares awarded under this Article Three:

(i)                                     At the end of the performance period, the Plan Administrator shall determine the actual level of attainment for each performance objective and the extent to which the performance shares awarded for that period are to vest and become payable based on the attained performance levels.

(ii)                                  The performance shares which so vest shall be paid as soon as practicable following the end of the performance period, unless such payment is to be deferred for the period specified by the Plan Administrator at the time the performance shares are awarded or the period selected by the Participant in accordance with the applicable requirements of Code Section 409A.

(iii)                               Performance shares may be paid in (i) cash, (ii) shares of Common Stock or (iii) any combination of cash and shares of Common Stock, as determined by the Plan Administrator in its sole discretion.

(iv)                              Performance shares may also be structured so that the shares are convertible into shares of Common Stock, but the rate at which each performance share is to so convert shall be based on the attained level of performance for each applicable performance objective.

II.                                   CHANGE IN CONTROL

A.            Each Award outstanding under the Stock Issuance Program on the effective date of an actual Change in Control transaction may be (i) assumed by the successor corporation (or parent thereof) or otherwise continued in full force and effect pursuant to the terms of the Change in Control transaction or (ii) replaced with a cash incentive program of the successor corporation which preserves the Fair Market Value of the underlying shares of Common Stock at the time of the Change in Control and provides for the subsequent vesting and payment of that value in accordance with the same vesting schedule in effect for those shares at the time of such Change in Control.  To the extent any such Award is at the time subject to performance-vesting requirements tied to the attainment of one or more specified performance goals and the Plan Administrator does not at the time provide otherwise, those performance-vesting requirements shall upon the assumption, continuation or replacement of that Award be cancelled, and such Award shall thereupon be converted into a Service-vesting Award, based on an assumed attainment of the applicable performance goals at target level, that will vest in one or more increments over the Service-vesting period in effect for that Award immediately prior to the effective date of the Change in Control. However, to the extent any Award outstanding under the Stock Issuance Program on the effective date of such Change in Control Transaction is not to be so assumed, continued or replaced, that Award shall vest in full immediately prior to the effective date of the actual Change in Control transaction, and the shares of Common Stock underlying the portion of the Award that vests on such accelerated basis shall be issued in accordance with the applicable Award Agreement, unless such accelerated vesting is precluded by other limitations imposed in the Stock Issuance Agreement.

B.            Each outstanding Award under the Stock Issuance Program which is assumed in connection with a Change in Control or otherwise continued in effect shall be adjusted immediately after the consummation of that Change in Control so as to apply to the number and class of securities into which the shares of Common Stock subject to that Award immediately prior to the Change in Control would have been converted in consummation of such Change in Control had those shares actually been outstanding at that time, and appropriate adjustments shall also be made to the cash consideration (if any) payable per share thereunder, provided the aggregate amount of such consideration shall remain the same.  To the extent the actual holders of the Corporation’s outstanding Common Stock receive cash consideration for their Common Stock in consummation of the Change in Control, the successor corporation may, in connection with the assumption or continuation of the outstanding Awards, substitute one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in such Change in Control transaction, provided such common stock is readily traded on an established U.S. securities exchange or market.

C.            The Plan Administrator shall have the discretionary authority to structure one or more unvested Awards under the Stock Issuance Program so that the shares of Common Stock subject to those Awards shall automatically vest (or vest and become issuable) in whole or in part immediately prior to the effective date of an actual Change in Control transaction or upon the subsequent termination of the Participant’s Service by reason of an Involuntary Termination within a designated period following the effective date of that Change in Control transaction. The Plan Administrator’s authority under this Section II.C shall also extend to any Awards intended to qualify as performance-based compensation under Code Section 162(m), even though the automatic vesting of those Awards pursuant to this Section II.C may result in their loss of performance-based status under Code Section 162(m).

ARTICLE FOUR

INCENTIVE BONUS PROGRAM

I.                                        INCENTIVE BONUS TERMS

The Plan Administrator shall have full power and authority to implement one or more of the following incentive bonus programs under the Plan:

(i)                                     cash bonus awards (“Cash Awards”),

(ii)                                  performance unit awards (“Performance Unit Awards”), and

(iii)                               dividend equivalent rights (“DER Awards”).

A.            Cash Awards.  The Plan Administrator shall have the discretionary authority under the Plan to make Cash Awards which are to vest in one or more installments over the Participant’s continued Service with the Corporation or upon the attainment of specified performance goals.  Each such Cash Award shall be evidenced by one or more documents in the form approved by the Plan Administrator; provided however, that each such document shall comply with the terms specified below.

1.                                      The elements of the vesting schedule applicable to each Cash Award shall be determined by the Plan Administrator and incorporated into the Incentive Bonus Award Agreement.

2.                                      The Plan Administrator shall also have the discretionary authority, consistent with Code Section 162(m), to structure one or more Cash Awards so that those Awards shall vest upon the achievement of pre-established corporate performance objectives based upon one or more Performance Goals.

3.                                      Should the Participant cease to remain in Service while holding one or more unvested Cash Awards or should the performance objectives not be attained with respect to one or more such Cash Awards, then those Awards shall be immediately terminate, and the Participant shall not be entitled to any cash payment or other consideration with respect to those terminated Awards.

4.                                      Outstanding Cash Awards shall automatically terminate, and no cash payment or other consideration shall be due the holders of those Awards, if the performance goals or Service requirements established for the Awards are not attained or satisfied. The Plan Administrator may in its discretion waive the cancellation and termination of one or more unvested Cash Awards which would otherwise occur upon the cessation of the Participant’s Service or the non-attainment of the performance objectives applicable to those Awards.  Any such waiver shall result in the immediate vesting of the Participant’s interest in the Cash Award as to which the waiver applies.  Such wavier may be effected at any time, whether before or after the Participant’s cessation of Service or the attainment or non-attainment of the applicable performance objectives.  However, no vesting requirements tied to the attainment of performance goals may be waived with respect to awards which were intended, at the time those awards were granted, to qualify as performance-based compensation under Code Section 162(m), except in the event of the Participant’s death or Permanent Disability or as otherwise provided in Section II of this Article Four.

5.                                      Cash Awards which become due and payable following the attainment of the applicable performance goals or satisfaction of the applicable Service requirement (or the waiver of such goals or Service requirement) may be paid in (i) cash, (ii) shares of Common Stock valued at Fair Market Value on the payment date or (iii) a combination of cash and shares of Common Stock as the Plan Administrator shall determine.

B.            Performance Unit Awards.  The Plan Administrator shall have the discretionary authority to make Performance Unit Awards in accordance with the terms of this Article Four.  Each such Performance Unit Award shall be evidenced by one or more documents in the form approved by the Plan Administrator; provided however, that each such document shall comply with the terms specified below.

1.                                      A Performance Unit shall represent a participating interest in a special bonus pool tied to the attainment of pre-established corporate performance objectives based on one or more Performance Goals. The amount of the bonus pool may vary with the level at which the applicable performance objectives are attained, and the value of each Performance Unit which becomes due and payable upon the attained level of performance shall be determined by dividing the amount of the resulting bonus pool (if any) by the total number of Performance Units issued and outstanding at the completion of the applicable performance period.

2.                                      Performance Units may also be structured to include a Service requirement which the Participant must satisfy following the completion of the performance period in order to vest in the Performance Units awarded with respect to that performance period.

3.                                      Performance Units which become due and payable following the attainment of the applicable performance objectives and the satisfaction of any applicable Service requirement may be paid in (i) cash, (ii) shares of Common Stock valued at Fair Market Value on the payment date or (iii) a combination of cash and shares of Common Stock as the Plan Administrator shall determine.

C.            DER Awards.  The Plan Administrator shall have the discretionary authority to make DER Awards in accordance with the terms of this Article Four.  Each such DER Award shall be evidenced by one or more documents in the form approved by the Plan Administrator; provided however, that each such document shall comply with the terms specified below.

1.                                      The DER Awards may be made as stand-alone awards or in tandem with other Awards made under the Plan.  The term of each such DER Award shall be established by the Plan Administrator at the time of grant, but no DER Award shall have a term in excess of ten (10) years.

2.                                      Each DER shall represent the right to receive the economic equivalent of each dividend or distribution, whether in cash, securities or other property (other than shares of Common Stock), which is made per issued and outstanding share of Common Stock during the term the DER remains outstanding. A special account on the books of the Corporation shall be maintained for each Participant to whom a DER Award is made, and that account shall be credited per DER with each such dividend or distribution made per issued and outstanding share of Common Stock during the term of that DER remains outstanding.

3.                                      Payment of the amounts credited to such book account may be made to the Participant either concurrently with the actual dividend or distribution made per issued and outstanding share of Common Stock or may be deferred for a period specified by the Plan Administrator at the time the DER Award is made or selected by the Participant in accordance with the requirements of Code Section 409A.  In no event, however, shall any DER Award made with respect to an Award subject to performance-vesting conditions under the Stock Issuance or Incentive Bonus Program vest or become payable prior to the vesting of that Award (or the portion thereof to which the DER Award relates) upon the attainment of the applicable performance goals and shall accordingly be subject to cancellation and forfeiture to the same extent as the underlying Award.

4.                                      Payment may be paid in (i) cash, (ii) shares of Common Stock or (iii) a combination of cash and shares of Common Stock as the Plan Administrator shall determine.  If payment is to be made in the form of Common Stock, the number of shares of Common Stock into which the cash dividend or distribution amounts are to be converted for purposes of the Participant’s book account may be based on the Fair Market Value per share of Common Stock on the date of conversion, a prior date or an average of the Fair Market Value per share of Common Stock over a designated period, as the Plan Administrator shall determine in its sole discretion.

5.                                      The Plan Administrator shall also have the discretionary authority, consistent with Code Section 162(m), to structure one or more DER Awards so that those Awards shall vest only after the achievement of pre-established corporate performance objectives based upon one or more Performance Goals.

II.                                   CHANGE IN CONTROL

A.            The Plan Administrator shall have the discretionary authority to structure one or more Awards under the Incentive Bonus Program so that those Awards shall automatically vest in whole or in part immediately prior to the effective date of an actual Change in Control transaction or upon the subsequent termination of the Participant’s Service by reason of an Involuntary Termination within a designated period following the effective date of such Change in Control. To the extent any such Award is, at the time of such Change in Control, subject to performance vesting upon the attainment of one or more performance goals and the Plan Administrator does not at that time provide otherwise, the performance-vesting condition shall automatically be cancelled on the effective date of such Change in Control, and such Award shall thereupon be converted into a Service-vesting Award, based on an assumed attainment of the applicable performance goals at target level, that will vest in one or more installments over the Service-vesting period in effect for that Award immediately prior to the Change in Control.

B.            The Plan Administrator’s authority under Section II.A shall also extend to any performance bonus awards intended to qualify as performance-based compensation under Code Section 162(m), even though the automatic vesting of those awards pursuant to such Paragraph A may result in their loss of performance-based status under Code Section 162(m).

ARTICLE FIVE

AUTOMATIC GRANT PROGRAM

I.                                        AWARD TERMS

A.            Automatic Grants.  The Automatic Grant Program has, as of the Plan Effective Date, superseded and replaced the Corporation’s 1998 Non-Employee Director Stock Option Plan and the Non-Employee Director Stock Retainer Plan. The Awards for the non-employee Board members at the 2007 Annual Meeting were made pursuant to the Automatic Grant Program in effect under this Article Five, and no further option grants or stock issuances shall be made to the non-employee Board members under the 1998 Non-Employee Director Stock Option Plan or the Non-Employee Director Stock Retainer Plan on or after the 2007 Annual Meeting.  The Awards to be made pursuant to the Automatic Grant Program shall be as follows:

1.                                      Each individual who is first elected or appointed as a non-employee Board member at any time on or after the date of the 2007 Annual Meeting shall automatically be granted, on the date of such initial election or appointment, an Award in the  form of restricted stock units covering that number of shares of Common Stock (rounded up to the next whole share) determined by dividing the Applicable Dollar Amount by the Fair Market Value per share on such date, provided that individual has not been in the employ of the Corporation or any Parent or Subsidiary during the preceding twelve (12) months (the “Initial Grant”). The Applicable Dollar Amount shall be determined by the Plan Administrator at the time of each such grant, but in no event shall such amount exceed Three Hundred Thousand Dollars ($300,000.00) per non-employee Board member.

2.                                      On the date of each annual stockholders meeting, beginning with the 2007 Annual Meeting, each individual who is to continue to serve as a non-employee Board member, whether or not that individual is standing for re-election to the Board at that particular annual meeting, shall automatically be granted an Award in the form of restricted stock units covering that number of shares of Common Stock (rounded up to the next whole share) determined by dividing the Applicable Annual Amount by the Fair Market Value per share on such date (the “Annual Grant”), provided that such individual has served as a non-employee Board member for a period of at least six (6) months.  There shall be no limit on the number of such Annual Grants any one continuing non-employee Board member may receive over his or her period of Board service, and non-employee Board members who have previously been in the employ of the Corporation (or any Parent or Subsidiary) shall be eligible to receive one or more such Annual Grants over their period of continued Board service.  The Applicable Annual Amount shall be determined by the Plan Administrator on or before the date of the annual stockholders meeting at which those Annual Grants are to be made, but in no event shall exceed Three Hundred Thousand Dollars ($300,000.00).

3.                                      Each restricted unit awarded under this Article Five shall entitle the non-employee Board member to one share of Common Stock on the applicable issuance date following the vesting of that unit.

B.      Vesting of Awards and Issuance of Shares.   Each Initial and Annual Grant made under this Article Five on or after January 29, 2015 shall vest in full on the earlier of (I) the first anniversary of the non-employee Board member’s completion of continuous Board service measured from the Award Date or (II) the first annual general meeting of the Company’s stockholders held after the Award Date; provided, however, that should such non-employee Board member cease Board service by reason of (i) death or Permanent Disability or (ii) retirement at or after age seventy five (75)(1), then each Initial and Annual Grant made to such individual under this Article Five and outstanding at the time of such cessation of Board service shall immediately vest in full to the extent not previously vested.  The shares of Common Stock underlying each Initial or Annual Grant which vests in accordance with the foregoing vesting provisions shall be issued as they vest; provided, however, that the Plan Administrator may allow one or more non-employee Board members to defer, in accordance with the applicable requirements of Code Section 409A and the regulations thereunder, the issuance of the shares beyond the vesting date to a designated date or until cessation of Board service or an earlier Change in Control.

(1)                                 Age 72 for Initial or Annual Grants made prior to February 27, 2014.

C.                                                                                                            Dividend Equivalent Rights.  Each restricted stock unit shall include a dividend equivalent right pursuant to which a book account shall be established for the non-employee Board member and credited from time to time with each dividend or distribution, whether in cash, securities or other property (other than shares of Common Stock) which is made per issued and outstanding share of Common Stock during the period the share of Common Stock underlying that restricted stock unit remains unissued.  The amount credited to the book account with respect to such restricted stock unit shall be paid to the non-employee Board member concurrently with the issuance of the share of Common Stock underlying that unit, subject to the Corporation’s collection of any applicable withholding taxes.

II.                                   CHANGE IN CONTROL

Should the non-employee Board member continue in Board service until the effective date of an actual Change in Control transaction, then the shares of Common Stock subject to each outstanding Initial and Annual Award made to such Board member shall, immediately prior to the effective date of that Change in Control transaction, vest in full and shall be issued to him or her as soon as administratively practicable thereafter, but in no event more than fifteen (15) business days after such effective date, except to the extent such issuance is subject to a deferred distribution date under Code Section 409A, or shall otherwise be converted into the right to receive the same consideration per share of Common Stock payable to the other stockholders in the Change in Control and distributed at the same time as such stockholder payments, subject to any applicable deferred distribution date under Code Section 409A.

ARTICLE SIX

MISCELLANEOUS

I.                                        DEFERRED COMPENSATION

A.            The Plan Administrator may, in its sole discretion, structure one or more Awards under the Stock Issuance or Incentive Bonus Programs so that the Participants may be provided with an election to defer the compensation associated with those Awards for federal income tax purposes.  Any such deferral opportunity shall comply with all applicable requirements of Code Section 409A.

B.            The Plan Administrator may implement a non-employee Board member retainer fee deferral program under the Plan that allows the non-employee Board members the opportunity to elect, prior to the start of each calendar year, to convert the Board and Board committee retainer fees to be earned for that year into restricted stock units under the Stock Issuance Program that will defer the issuance of the shares of Common Stock that vest under those restricted stock units to a permissible date or event under Code Section 409A.  If such program is implemented, the Plan Administrator shall have the authority to establish such rules and procedures as it deems appropriate for the filing of such deferral elections and the designation of the permissible distribution events under Code Section 409A.

C.                                                                                                            To the extent the Corporation maintains one or more separate non-qualified deferred compensation arrangements which allow the participants the opportunity to make notional investments of their deferred account balances in shares of Common Stock, the Plan Administrator may authorize the share reserve under the Plan to serve as the source of any shares of Common Stock that become payable under those deferred compensation arrangements.  In such event, the share reserve under the Plan shall be reduced on a share-for-one-share basis for each share of Common Stock issued under the Plan in settlement of the deferred compensation owed under those separate arrangements.

D.                                                                                                            To the extent there is any ambiguity as to whether any provision of any Award made under the Plan that is deemed to constitute a deferred compensation arrangement under Code Section 409A would otherwise contravene one or more requirements or limitations of such Code Section 409A and the Treasury Regulations thereunder, such provision shall be interpreted and applied in a manner that complies with the applicable requirements of Code Section 409A and the Treasury Regulations thereunder.

II.                                   TAX WITHHOLDING

A.            The Corporation’s obligation to deliver shares of Common Stock upon the exercise, issuance or vesting of an Award under the Plan shall be subject to the satisfaction of all applicable income and employment tax withholding requirements.

B.      The Plan Administrator may, in its discretion, structure one or more Awards so that shares of Common Stock may be used as follows to satisfy all or part of the Withholding Taxes to which such holders of those Awards may become subject in connection with the issuance, exercise, vesting or settlement of those Awards:

1.                                      Stock Withholding.  The Corporation may be provided with the right to withhold, from the shares of Common Stock otherwise issuable upon the issuance, exercise or vesting of such Award or the issuance of shares of Common Stock thereunder, a portion of those shares with an aggregate Fair Market Value equal to the applicable Withholding Taxes.  The shares of Common Stock so withheld shall reduce the number of shares of Common Stock authorized for issuance under the Plan.

2.                                      Stock Delivery.  The Award holder may be provided with the right to deliver to the Corporation, at the time of the issuance, exercise or vesting of such Award or the issuance of shares of Common Stock thereunder, one or more shares of Common Stock previously acquired by such individual (other than in connection with the exercise, share issuance or share vesting triggering the Withholding Taxes) with an aggregate Fair Market Value equal to the percentage of the Withholding Taxes (not to exceed one hundred percent (100%)) designated by the individual.  The shares of Common Stock so delivered shall neither reduce the number of shares of Common Stock authorized for issuance under the Plan nor be added to the number of shares of Common Stock authorized for issuance under the Plan.

III.                              SHARE ESCROW/LEGENDS

Unvested shares may, in the Plan Administrator’s discretion, be held in escrow by the Corporation until the Participant’s interest in such shares vests or may be issued directly to the Participant with restrictive legends on the certificates evidencing those unvested shares.

IV.                               EFFECTIVE DATE AND TERM OF THE PLAN

A.      The Original Plan became effective on the Plan Effective Date.  The Original Plan was assumed by Alexander & Baldwin Holdings, Inc. on June 6, 2012 upon the consummation of the Merger and Alexander & Baldwin Holdings, Inc. changed its name to Matson, Inc. on June 29, 2012 effective as of the consummation of the Spin-off.

B.      The 2007 Incentive Compensation Plan was amended on January 28, 2010 to increase the number of shares of Common Stock authorized for issuance by an additional Two Million Two Hundred Thousand (2,200,000) shares. Such share increase was approved by the stockholders at the 2010 Annual Meeting.  It was amended on October 24, 2012 to (i) reflect an increase in the number of shares of Common Stock authorized for issuance by an additional Five Hundred Sixty-Nine Thousand Eighty-Five (569,085) shares, as of June 29, 2012, pursuant to Section V.B of Article One, and (ii) reflect various adjustments to the share limits contained in the 2007 Incentive Compensation Plan pursuant to Section V.F of Article One as a result of Spin-off.

C.      The Plan shall serve as the successor to each of the Predecessor Plans, and no further option grants or unvested share issuances shall be made under the Predecessor Plans. The implementation of the Original Plan or the Plan shall not affect the option grants and unvested share awards that were outstanding under the Predecessor Plans at the time the Original Plan was approved by the stockholders at the 2007 Annual Meeting, and those option grants and unvested share awards shall continue in full force and effect in accordance with their terms.  However, should any of those options expire or terminate unexercised or those unvested shares be forfeited or repurchased by the Corporation at the original issue price, the shares of Common Stock subject to those options at the time of expiration or termination and those forfeited or repurchased shares shall be added to the share reserve of this Plan, up to the maximum number of additional shares permissible hereunder.

D.      The Plan shall terminate upon the earliest to occur of (i) April 26, 2017, (ii) the date on which all shares available for issuance under the Plan shall have been issued as fully vested shares or (iii) the termination of all outstanding Awards in connection with a Change in Control.  Should the Plan terminate on April 26, 2017, then all Awards outstanding at that time shall continue to have force and effect in accordance with the provisions of the documents evidencing those Awards.

V.                                    AMENDMENT OF THE PLAN

A.            The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects; provided, however, that stockholder approval shall be required for any amendment to the Plan which materially increases the number of shares of Common Stock authorized for issuance under the Plan (other than pursuant to Section V.F of

Article One), materially increases the benefits accruing to Optionees or Participants, materially expands the class of individuals eligible to participate in the Plan, expands the types of awards which may be made under the Plan or extends the term of the Plan or to the extent such stockholder approval may otherwise be required under applicable law or regulation or pursuant to the listing standards of the Stock Exchange on which the Common Stock is at the time primarily traded. However, no such amendment or modification shall adversely affect the rights and obligations with respect to Awards at the time outstanding under the Plan unless the Optionee or the Participant consents to such amendment or modification.

B.            The Compensation Committee shall have the discretionary authority to adopt and implement from time to time such addenda or subplans to the Plan as it may deem necessary in order to bring the Plan into compliance with applicable laws and regulations of any foreign jurisdictions in which grants or awards are to be made under the Plan and/or to obtain favorable tax treatment in those foreign jurisdictions for the individuals to whom the grants or awards are made.

C.            Except as otherwise provided in Section IV.B of this Article Six, Awards may be made under the Plan that involve shares of Common Stock in excess of the number of shares then available for issuance under the Plan, provided no shares shall actually be issued pursuant to those Awards until the number of shares of Common Stock available for issuance under the Plan is sufficiently increased by stockholder approval of an amendment of the Plan authorizing such increase.  If such stockholder approval is not obtained within twelve (12) months after the date the first excess Award is made, then all Awards granted on the basis of such excess shares shall terminate and cease to be outstanding.

VI.                               USE OF PROCEEDS

Any cash proceeds received by the Corporation from the sale of shares of Common Stock under the Plan shall be used for general corporate purposes.

VII.                          REGULATORY APPROVALS

A.            The implementation of the Plan, the granting of any Award under the Plan and the issuance of any shares of Common Stock in connection with the issuance, exercise or vesting of any Award under the Plan shall be subject to the Corporation’s procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the Awards made under the Plan and the shares of Common Stock issuable pursuant to those Awards.

B.            No shares of Common Stock or other assets shall be issued or delivered under the Plan unless and until there shall have been compliance with all applicable requirements of applicable securities laws, including the filing and effectiveness of the Form S-8 registration statement for the shares of Common Stock issuable under the Plan, and all applicable listing requirements of any Stock Exchange on which Common Stock is then listed for trading.

VIII.                     NO EMPLOYMENT/SERVICE RIGHTS

Nothing in the Plan shall confer upon the Optionee or the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining such person) or of the Optionee or the Participant, which rights are hereby expressly reserved by each, to terminate such person’s Service at any time for any reason, with or without cause.

APPENDIX

The following definitions shall be in effect under the Plan:

A.                                    2007 Annual Meeting shall mean the 2007 annual meeting of the Alexander & Baldwin, Inc. stockholders.

B.                                    2010 Annual Meeting shall mean the 2010 annual meeting of the Alexander & Baldwin, Inc. stockholders.

C.                                    Automatic Grant Program shall mean the automatic grant program in effect for non-employee Board members under Article Five of the Plan.

D.                                    Award shall mean any of the following awards authorized for issuance or grant under the Plan: stock options, stock appreciation rights, direct stock issuances, restricted stock or restricted stock unit awards, performance shares, performance units, dividend-equivalent rights and cash incentive awards.

E.                                     Award Date shall mean the date on which an Award is granted by the Plan Administrator, which shall generally be the date on which the Plan Administrator acts to grant the Award or a later date specified by the Plan Administrator when taking such action.

F.                                      Award Agreement shall mean the agreement(s) between the Corporation and the Optionee or Participant evidencing a particular Award made to that individual under the Plan, as such agreement(s) may be in effect from time to time.

G.                                    Board shall mean the Corporation’s Board of Directors.

H.                                   Cause shall, with respect to each Award made under the Plan, be defined in accordance with the following provisions:

•                                          Cause shall have the meaning assigned to such term in the Award Agreement for the particular Award or in any other agreement incorporated by reference into the Award Agreement for purposes of defining such term.

•                                          In the absence of any other Cause definition in the Award Agreement for a particular Award (or in any other agreement incorporated by reference into the Award Agreement), an individual’s termination of Service shall be deemed to be for Cause if such termination occurs by reason his or her commission of any act of fraud, embezzlement or dishonesty, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by such person adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner.

I.                                        Change in Control shall, with respect to each Award made under the Plan, be defined in accordance with the following provisions:

•                                          Change in Control shall have the meaning assigned to such term in the Award Agreement for the particular Award or in any other agreement incorporated by reference into the Award Agreement for purposes of defining such term.

•                                          In the absence of any other Change in Control definition in the Award Agreement (or in any other agreement incorporated by reference into the Award Agreement), Change in Control shall mean a change in ownership or control of the Corporation effected through any of the following transactions:

(i)                                     a merger, consolidation or other reorganization approved by the Corporation’s stockholders, unless securities representing more than fifty percent (50%) of the total combined voting power of the voting securities of the successor corporation are immediately thereafter beneficially owned, directly or indirectly and in substantially the same proportion, by the persons who beneficially owned the Corporation’s outstanding voting securities immediately prior to such transaction,

(ii)                                  a sale, transfer or other disposition of all or substantially all of the Corporation’s assets,

(iii)                               the closing of any transaction or series of related transactions pursuant to which any person or any group of persons comprising a “group” within the meaning of Rule 13d-5(b)(1) of the 1934 Act (other than the Corporation or a person that, prior to such transaction or series of related transactions, directly or indirectly controls, is controlled by or is under common control with, the Corporation) acquires directly or indirectly (whether as a result of a single acquisition or by reason of one or more acquisitions within the twelve (12)-month period ending with the most recent acquisition) beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing (or convertible into or exercisable for securities possessing) thirty-five percent (35%) of the total combined voting power of the Corporation’s securities (as measured in terms of the power to vote with respect to the election of Board members) outstanding immediately after the consummation of such transaction or series of related transactions, whether such transaction involves a direct issuance from the Corporation or the acquisition of outstanding securities held by one or more of the Corporation’s existing stockholders, or

(iv)                              a change in the composition of the Board over a period of twelve (12) consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time the Board approved such election or nomination.

J.                                        Code shall mean the Internal Revenue Code of 1986, as amended.

K.                                   Common Stock shall mean the Corporation’s common stock.

L.                                     Compensation Committee shall mean the Compensation Committee of the Board comprised of two (2) or more non-employee Board members.

M.                                 Corporation shall mean Matson, Inc., a Hawaii corporation (formerly known as Alexander & Baldwin Holdings, Inc.) that is the successor to Alexander & Baldwin, Inc. and that has by appropriate action assumed this Plan in connection with the Merger, and any subsequent corporate successor to all or substantially all of the assets or voting stock of Matson, Inc. which has by appropriate action assumed the Plan.

N.                                    Discretionary Grant Program shall mean the discretionary grant program in effect under Article Two of the Plan pursuant to which stock options and stock appreciation rights may be granted to one or more eligible individuals.

O.                                    Employee shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary, whether now existing or subsequently established), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

P.                                      Exercise Date shall mean the date on which the Corporation shall have received written notice of the option exercise.

Q.                                    Fair Market Value per share of Common Stock on any relevant date shall be the closing selling price per share of Common Stock at the close of regular hours trading (i.e., before after-hours trading begins) on date on question on the Stock Exchange serving as the primary market for the Common Stock, as such price is reported by the National Association of Securities Dealers (if primarily traded on the Nasdaq Global Select Market) or as officially quoted in the composite tape of transactions on any other Stock Exchange on which the Common Stock is then primarily traded.  If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

R.                                    Family Member means, with respect to a particular Optionee or Participant, any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law.

S.                                      Good Reason shall, with respect to each Award made under the Plan, be defined in accordance with the following provisions:

•                                          Good Reason shall have the meaning assigned to such term in the Award Agreement for the particular Award or in any other agreement incorporated by reference into the Award Agreement for purposes of defining such term.

•                                          In the absence of any other Good Reason definition in the Award Agreement (or in any other agreement incorporated by reference into the Award Agreement), Good Reason shall mean an individual’s voluntary resignation following the occurrence of any of the following events effected without such individual’s consent: (A) a change in his or her position with the Corporation (or any Parent or Subsidiary) which materially reduces his or her duties and responsibilities or the level of management to which he or she reports, (B) a reduction in his or her level of compensation (including base salary, fringe benefits and target bonus under any corporate-performance based bonus or incentive programs) by more than fifteen percent (15%) or (C) a relocation of such individual’s place of employment by more than fifty (50) miles or (D) the failure by the Corporation to continue in effect any stock option or other equity-based plan in which such individual is participating, or in which such individual is entitled to participate, immediately prior to a change in control of the Corporation, unless an equitable arrangement (embodied in an ongoing substitute or alternative plan) has been made with respect to such plan; or the failure by the Corporation to continue such individual’s participation therein (or in such substitute or alternative plan) on a substantially equivalent basis, both in terms of the amount or timing of payment of benefits provided and the level of such individual’s participation relative to other participants, as existed immediately prior to the change in control of the Corporation.

T.                                     Incentive Bonus Program shall mean the incentive bonus program in effect under Article Four of the Plan.

U.                                    Incentive Option shall mean an option which satisfies the requirements of Code Section 422.

V.                                    Involuntary Termination shall mean the termination of the Service of any individual which occurs by reason of:

(v)                                 such individual’s involuntary dismissal or discharge by the Corporation (or any Parent or Subsidiary) for reasons other than for Cause, or

(vi)                              such individual’s voluntary resignation for Good Reason.

W.                                 Merger shall mean the merger of Alexander & Baldwin, Inc. with a wholly-owned subsidiary of the Corporation, pursuant to which the Corporation has become the parent holding company of Alexander & Baldwin, Inc. in accordance with the terms of the Agreement and Plan of Merger by and among Holdings, Alexander & Baldwin, Inc, and A&B Merger Corporation dated February 13, 2012.

X.                                    1934 Act shall mean the Securities Exchange Act of 1934, as amended.

Y.                                    Non-Statutory Option shall mean an option not intended to satisfy the requirements of Code Section 422.

Z.                                     Optionee shall mean any person to whom an option is granted under the Discretionary Grant or Automatic Grant Program.

AA.                           Parent shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

BB.                           Participant shall mean any person who is issued (i) shares of Common Stock, restricted stock units, performance shares, performance units or other stock-based awards under the Stock Issuance Program or (ii) an incentive bonus award under the Incentive Bonus Program.

CC.                           Permanent Disability or Permanently Disabled shall mean the inability of the Optionee or the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.  However, solely for purposes of the Automatic Grant Program, Permanent Disability or Permanently Disabled shall mean the inability of the non-employee Board member to perform his or her usual duties as a Board member by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.

DD.                           Performance Goals shall mean any of the following performance criteria upon which the vesting of one or more Awards under the Plan may be based: (i) cash flow; (ii) earnings  (including gross margin, earnings before interest and taxes, earnings before taxes, earnings before interest, taxes, depreciation, amortization and charges for stock-based compensation, earnings before interest, taxes, depreciation and amortization, and net earnings); (iii) earnings per share; (iv) growth in earnings or earnings per share; (v) stock price; (vi) return on equity or average stockholder equity; (vii) total stockholder return or growth in total stockholder return either directly or in relation to a comparative group; (viii) return on capital; (ix) return on assets or net assets; (x) invested capital, required rate of return on capital or return on invested capital; (xi) revenue, growth in revenue or return on sales; (xii) income or net income; (xiii) operating income, net operating income or net operating income after tax; (xiv) operating profit or net operating profit; (xv) operating margin; (xvi) return on operating revenue or return on operating profit; (xvii) collections and recoveries; (xviii) property purchases, sales, investments and construction goals; (xix) application approvals; (xx) litigation and regulatory resolution goals; (xxi) occupancy or occupancy rates; (xxii) leases, contracts or financings, including renewals; (xxiii) overhead, savings, G&A and other expense control goals; (xxiv) budget comparisons; (xxv) growth in stockholder value relative to the growth of the S&P 400 or S&P 400 Index, the S&P Global Industry Classification Standards (“GICS”) or GICS Index, or another peer group or peer group index; (xxvi) credit rating; (xxvii) development and implementation of strategic plans and/or organizational restructuring goals; (xxviii) development and implementation of risk and crisis management programs; (xxix) improvement in workforce diversity; (xxx) net cost per ton; (xxxi) price per container or average price of container; (xxxii) voyage days or vessel scheduling; (xxxiii) lift volume per container, volume per container, number of units or size of units; (xxxiv) compliance requirements and compliance relief; (xxxv) safety goals; (xxxvi) productivity goals; (xxxvii) workforce management and succession planning goals; (xxxviii) economic value added (including typical adjustments consistently applied from generally accepted accounting principles required to determine economic value added performance measures); (xxxix) measures of  customer satisfaction, employee satisfaction or staff development; (xl) development or marketing collaborations, formations of joint ventures or partnerships or the completion of other similar transactions intended to enhance the Corporation’s revenue or profitability or enhance its customer base; (xli) merger and acquisitions; and (xlii) other similar criteria consistent with the foregoing.

B.                                    In addition, such performance criteria may be based upon the attainment of specified levels of the Corporation’s performance under one or more of the measures described above relative to the performance of other entities and may also be based on the performance of any of the Corporation’s business units or divisions or any Parent or Subsidiary.

C.                                    Each applicable Performance Goal may include a minimum threshold level of performance below which no Award will be earned, levels of performance at which specified portions of an Award will be earned and a maximum level of performance at which an Award will be fully earned. Each applicable performance goal may be structured at the time of the Award to provide for appropriate adjustment for one or more of the following items: (A) asset impairments or write-downs; (B) litigation judgments or claim settlements; (C) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results; (D) accruals for reorganization and restructuring programs; (E) any extraordinary nonrecurring items; (F) the operations of any business acquired by the Corporation; (G) the divestiture of one or more business operations or the assets thereof; and (H) any other adjustment consistent with the operation of the Plan.

EE.                             Plan shall mean the Matson, Inc. 2007 Incentive Compensation Plan, as amended and restated in this document.

FF.                               Plan Administrator shall mean the particular entity, whether the Compensation Committee (or subcommittee thereof), the Board or the Secondary Board Committee, which is authorized to administer the Discretionary Grant and Stock Issuance Programs with respect to one or more classes of eligible persons, to the extent such entity is carrying out its administrative functions under the Plan with respect to the persons under its jurisdiction.

GG.                           Plan Effective Date shall mean the April 26, 2007 date on which the Plan was approved by the Alexander & Baldwin, Inc. stockholders at the 2007 Annual Meeting.

HH.                         Predecessor Plans shall mean (i) the Alexander & Baldwin, Inc. 1998 Stock Option/Stock Incentive Plan, (ii) the Alexander & Baldwin, Inc. 1998 Non-Employee Director Stock Option Plan, (iii) the Alexander & Baldwin, Inc. Restricted Stock Bonus Plan and (iv) the Alexander & Baldwin, Inc. Non-Employee Director Stock Retainer Plan, as each such plan is in effect immediately prior to the 2007 Annual Meeting.

II.                                   Retirement shall mean (i) the Participant’s termination of Service on or after attainment of age sixty-five (65) or (ii) the Participant’s early retirement, with the prior approval of the Corporation (or Parent or Subsidiary employing Participant), on or after attainment of age fifty-five (55) and completion of at least five (5) years of Service.

JJ.                                   Secondary Board Committee shall mean a committee of one or more Board members appointed by the Board to administer the Plan with respect to eligible persons other than Section 16 Insiders.

KK.                         Section 16 Insider shall mean an officer or director of the Corporation subject to the short-swing profit liabilities of Section 16 of the 1934 Act.

LL.                             Service shall mean the performance of services for the Corporation (or any Parent or Subsidiary, whether now existing or subsequently established) by a person in the capacity of an Employee, a non-employee member of the board of directors or a consultant or independent advisor, except to the extent otherwise specifically provided in the documents evidencing the option grant or stock issuance.  For purposes of the Plan, an Optionee or Participant shall be deemed to cease Service immediately upon the occurrence of either of the following events: (i) the Optionee or Participant no longer performs services in any of the foregoing capacities for the Corporation or any Parent or Subsidiary or (ii) the entity for which the Optionee or Participant is performing such services ceases to remain a Parent or Subsidiary of the Corporation, even though the Optionee or Participant may subsequently continue to perform services for that entity.  However, should the Corporation effect a distribution of all of the outstanding common stock of any wholly-owned subsidiary (the “Spun-off Subsidiary”) to the holders of the outstanding Common  Stock in a spin-off transaction, then the provisions of each applicable Award Agreement as assumed or otherwise replaced by the Spun-off Subsidiary shall thereafter be applied so that the Optionee or Participant shall be deemed to continue in service status for so long as that individual performs services following such spin-off distribution in one or more of the foregoing capacities with the Spun-off Subsidiary (or any Parent (other than Matson, Inc.) or Subsidiary of the Spun-off Subsidiary), if such individual’s employee or service relationship is with any of those entities immediately prior to the spin-off distribution.  In addition, the individual will be given appropriate Service-vesting credit under each Award Agreement assumed or replaced by the Spun-off Subsidiary for his or her period of continuous service with the Corporation or its Subsidiaries in one or more of the foregoing capacities through the date of the spin-off distribution. However, should the Optionee or Participant be a member of the Board of Directors of both the Corporation and the Spun-Off Subsidiary immediately prior to the spin-off distribution, then the Optionee or Participant shall, for purposes of the foregoing provisions of this Service definition, be deemed to be solely in the service of the Corporation immediately prior to the spin-off transaction, unless the Optionee or Participant is also serving as the lead independent director of the Spun-off Subsidiary’s Board of Directors immediately prior to the spin-off transaction, in which event such individual shall be deemed hereunder to be solely in the service of the Spun-off Subsidiary immediately prior to the spin-off distribution. Service shall not be deemed to cease during a period of military leave, sick leave or other personal leave approved by the Corporation; provided, however, that should such leave of absence exceed three (3) months, then for purposes of determining the period within which an Incentive  Option  may be exercised as such under the federal tax laws, the Optionee’s Service shall be deemed to cease on the first day immediately following the expiration of such three (3)-month period, unless Optionee is provided with the right to return to Service following such leave either by statute or by written contract.  Except to the extent otherwise required by law or expressly authorized by the Plan Administrator or by the Corporation’s written policy on leaves of absence, no Service credit shall be given for vesting purposes for any period the Optionee or Participant is on a leave of absence.

MM.                     Stock Exchange shall mean the American Stock Exchange, the Nasdaq Global Market or the New York Stock Exchange.

NN.                           Stock Issuance Agreement shall mean the agreement entered into by the Corporation and the Participant at the time of issuance of shares of Common Stock under the Stock Issuance Program.

OO.         Stock Issuance Program shall mean the stock issuance program in effect under Article Three of the Plan.

PP.                               Subsidiary shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.  The term Subsidiary shall also include any wholly-owned limited liability company within the applicable chain of subsidiaries that is a disregarded entity for U.S. federal income tax purposes.

QQ.                           10% Stockholder shall mean the owner of stock (as determined under Code Section 424(d)) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation (or any Parent or Subsidiary).

RR.                           Withholding Taxes shall mean the applicable federal and state income and employment withholding taxes to which the holder of an Award under the Plan may become subject in connection with the issuance, exercise or vesting of that Award or the issuance of shares of Common Stock thereunder.

MATSON, INC. 1411 SAND ISLAND PARKWAY HONOLULU, HI 96819

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ElECTRONIC DElIVERY Of fuTuRE PROXY MATERIAlS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY Mail

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK  BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M82365-P60815	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

MATSON, INC.		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the
The Board of Directors recommends you vote fOR the following:					number(s) of the nominee(s) on the line below.

1.	Election of Directors	☐	☐	☐

Nominees:

01) W. B. Baird 02) M. J. Chun 03) M. J. Cox 04) W. A. Dods, Jr.	05) T. B. Fargo 06) C. H. Lau 07) J. N. Watanabe

The Board of Directors recommends you vote FOR proposals 2, 3 and 4:						For	Against	Abstain

2.	Advisory vote to approve executive compensation.					☐	☐	☐

3.	To approve the material terms of the Performance Goals under the Matson, Inc. 2007 Incentive Compensation Plan to comply with Section 162(m) of the Internal Revenue Code.					☐	☐	☐

4.	To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2015.					☐	☐	☐

NOTE: In their discretion, the proxies are authorized to vote upon such other matters as may properly be brought before the meeting or any adjournment or postponement thereof.

For address change/comments, mark here. (see reverse for instructions)				☐

Please indicate if you plan to attend the Annual Meeting.		☐ Yes	☐ No

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date				Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders To Be Held on April 23, 2015: The Annual Report & Form 10-K and Notice of Meeting & Proxy Statement are available at www.proxyvote.com.

M82366-P60815

MATSON, INC.

Annual Meeting of Shareholders

April 23, 2015 8:30 AM

This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) Walter A. Dods, Jr. and Matthew J. Cox, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of MATSON, INC. that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 08:30 AM, HST on April 23, 2015, at the Bankers Club, First Hawaiian Center, 30th Fl, 999 Bishop Street, Honolulu, Hawaii, and any adjournment or postponement thereof.

THIS PROXY WIll BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. If NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR ALL DIRECTOR NOMINEES AND FOR PROPOSALS 2, 3 AND 4, AND IN THE DISCRETION OF THE PROXIES ON SUCH OTHER MATTERS AS MAY PROPERLY BE BROUGHT BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

Address change/comments:

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side